Semi-Annual
[LOGO]                                                               Report


                               December 31, 2000

                               Class Q


                                            U.S. EQUITY FUNDS

                                            Pilgrim MagnaCap
                                            Pilgrim LargeCap Leaders
                                            Pilgrim LargeCap Growth
                                            Pilgrim MidCap Value
                                            Pilgrim MidCap Growth
                                            Pilgrim SmallCap Growth

                                            INCOME FUNDS

                                            Pilgrim Government Securities Income
                                            Pilgrim Strategic Income
                                            Pilgrim High Yield
                                            Pilgrim High Yield II

                                            EQUITY & INCOME FUNDS

                                            Pilgrim Balanced
                                            Pilgrim Convertible
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Pilgrim
Funds
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

               Letter to Shareholders ....................    1
               Portfolio Managers' Reports:
                 U.S. Equity Funds .......................    2
                 Income Funds ............................   14
                 Equity & Income Funds ...................   22
               Index Descriptions ........................   26
               Statements of Assets and Liabilities ......   28
               Statements of Operations ..................   34
               Statements of Changes in Net Assets .......   37
               Financial Highlights ......................   43
               Notes to Financial Statements .............   55
               Portfolios of Investments .................   73
               Shareholder Meetings ......................  100
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Pilgrim
Funds
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the December 31, 2000 Semi-Annual Report for the Q class of the Pilgrim Funds.(1)

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc. ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are twelve Funds included in this Semi-Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, Inc.
February 8, 2001

----------
(1) The Semi-Annual Report for other Pilgrim Fund classes has been issued separately.

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U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The Fund seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

     * A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     * A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     *    Dividend payout must be less than 65% of current earnings.

     * Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

     * The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: We have just completed one of the most extraordinary years in stock market history. Last year's massacre of technology and Internet stocks marked the end of one of the U.S.'s biggest financial mania's of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Nasdaq Composite Index plunged 39.3% to 2,470.5, the worst year since it was created in 1971, giving back almost all of 1999's record 86% gain. Its peak to trough 54% plunge represented a loss of $3.3 trillion, equivalent to one third of the houses in America disappearing. The Dow Jones Industrial Average fell only 6.2% to 10,786.9 for the year. Though that broke a nine-year winning streak and represented its worst calendar year since 1981, the Dow's peak to trough decline of just 16% was less than that of 1990, failing to meet the 20% bear market rule of thumb. The S&P 500 Index lost 10.1% to 1,320.3 last year, its worst since 1977. The Dow and the S&P 500 have given up less than a sixth of what they made when they tripled between 1995 and 1999. Excess in the market has been liquidated without destroying the entire market. By contrast, the 1973-74 bear market took down everything. The NASDAQ's 60% slide then was the only time it has fallen further than last year. The Dow lost 45% and the S&P 500 48%. Last year tech stocks repeatedly took off in a series of short lived rallies after their big drop in the spring, only to fall back to new lows each time. The top performing stocks year, included some that had been given up for dead in the previous notably utilities and health care stocks, including hospital companies, drug distributors, medical device makers and drug companies. Among utility stocks, the strongest were the natural gas producers, which benefited from soaring natural gas prices and worries about winter shortages. The big losers were almost all technology related, and included the names of beleaguered Internet related companies whose businesses didn't hold up.

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares gained 1.33%, compared to the S&P 500 Index, which declined 9.11% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria, which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 40 to 60 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Alliance Capital Management (financial services), AFLAC (insurance), Bank of New York (banking), Duke Energy (utilities), Philip Morris (consumer), and Washington Mutual (financial services). At the end of December 2000, the top industry groups were telecommunications, oil and gas producers, insurance, retail and banks. The top stock holdings were Baxter International, Williams Companies, Conoco, McDonalds, and Automatic Data Processing.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century the first stage of a recession. Just as the Federal Reserve's raising interest rates through last May eventually sank stocks and braked the speeding economy, as the Federal Reserve now reverse course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid-1970s and early 1980s, when the U.S. economy fell into deep slumps that were still underway a year after the Fed began to ease. Even including those two periods, the S&P 500 was up an average of 12% one year after the Fed began easing policy. Excluding them, the S&P 500 was up an average of 22%. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows.

Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

Portfolio
Managers' Report                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

                        Average Annual Total Returns for
                       the periods ended December 31, 2000
                       -----------------------------------
                                        Since Inception
                                          of Class Q
                           1 Year          11/22/99
                           ------          --------
Class Q                     1.33%            1.19%
S&P 500 Index(1)           -9.11%           -3.47%

Based upon a $10,000 intitial investment, the table above illustrates the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 12/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 26.

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-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM LARGECAP LEADERS FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Senior Vice President and Senior Portfolio Manager; Mariela Clark, Equities Research Analyst.

Goal: The LargeCap Leaders Fund seeks long-term capital appreciation by investing in a portfolio of stocks of U.S. companies with market capitalizations over $10 billion and believed to be leaders in their industry.

Market Overview: During the 6-month period ending December 31, 2000, the U.S. equity market was characterized by:

     * An early, modest recovery in the major averages followed by an extended, but gradual decline into the end of 2000.

     * A shift in investor sentiment from opportunistic, to mounting anxiety and finally to capitulation.

     * Long overdue reconnection of fundamentals, valuations and stock prices lost under the recent mantle of "New Era" thinking.

The second half of the year 2000 proved to be one of the most rugged periods for the equity markets. For example, both the S&P 500 and the NASDAQ Composite indices lost ground in amounts not seen in 20-30 years. Even the venerable Dow Jones Industrial gave up a modest amount.

As the period began, the market averages recovered nearly to the highs experienced in early 2000. However, this gave way to declines as it became clear that economic growth and corporate profits were decelerating, the result of prolonged credit restraint by the Federal Reserve. The lofty valuations of technology-related stocks, primarily, could no longer be substantiated. Since these groups comprised the major proportion of the indices, the decline in the market averages was visibly pronounced. This wasn't the case for smaller and less technology-driven stocks, which held up rather well. In fact, "old economy", defensive representatives such as utilities and financials turned in strong performances.

Although discomforting to go through, in the long-term, the type of equity markets we've just passed through are constructive. It was apparent entering 2000 the markets needed to redefine valuations on a number of counts. There had been an unprecedented, extremely wide valuation disparity undermining the balance of the markets. Investors deployed capital to the so-called "New Era" companies and withheld it from more mainstream areas. Thus prices in the favored sectors were overly inflated, while the others were unduly depressed. The 2000 markets narrowed this disparity and brought back into favor fundamental approaches to portfolio construction in contrast to the momentum techniques that held sway over the prior two years.

Performance: For the period from inception April 4, 2000 through December 31, 2000, the Fund's Class Q shares returned -3.17% compared to a return of -11.14% for the S&P 500 Index and a return of 5.84% for the S&P/BARRA Value Index.

Portfolio Specifics: During the period, we positioned the fund to take advantage of favorable fundamentals in natural gas. Thus Energy made the most positive impact in addition to the Healthcare, Financial and Basic Industries sectors. Holdings in Anadarko Petroleum, Merck, Merrill Lynch and Alcoa appreciated significantly.

Market Outlook: A better overall balance within the markets and relaxing monetary policy portend a very favorable environment for stocks. The economy is now less prone to decline and with much more reasonable valuations underlying them, we believe stocks should benefit, resuming a more sustainable price advance.

Portfolio
Managers' Report                                   PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for
                                the Period Ended December 31, 2000
                                ----------------------------------
                                          Since Inception
                                            of Class Q
                                              4/4/00
                                              ------
Class Q                                       -3.17%
S&P 500 Index                                -11.14%(1)
S&P/BARRA Value Index                          5.84%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Leaders Fund against the S&P 500 Index and the S&P/Barra Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 04/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 26.

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U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager.*

Goal: The LargeCap Growth Fund (the "Fund"or "LargeCap Growth") seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index.

Market Overview: The second half of 2000 turned out to be almost a year in itself, as the broad slide in the markets accelerated after the year began with a strong surge through March. The Federal Reserve's policy of restraining the U.S. economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the U.S. economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. The final six months of the year saw a dramatic reduction in the rate of earnings growth, particularly for technology and telecommunications shares, and companies had difficulty in raising capital in this economic backdrop. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

Equity investors were clearly defensive in this environment, as sectors such as utilities, basic materials, and healthcare outperformed the market, while financial stocks got a lift when the Federal Reserve signaled that it had finished raising interest rates. After spectacular gains in 1999 and early 2000, the telecommunications and technology sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated.

Returns were widely dispersed across the major U.S. equity benchmarks on both the positive and negative sides. The Dow Industrials gained 3.24% in the second half of the year, but finished the entire year 2000 down 6.18%. The best performing benchmark, the S&P Midcap Index, continued to show strong returns in the final six months of the year with a gain of 7.83%; in 2000, the benchmark earned 17.50%. On the down side, the NASDAQ Composite plummeted 37.71% in the back half of 2000, and the technology-heavy benchmark finished its worst year in history with a negative 39.29% return. Small cap stocks also struggled, as the Russell 2000 dropped 5.88% in the second half of 2000 and finished down 3.02% for the year. Finally, the S&P 500 dropped 8.72% in the final six months of the year and fell 9.11% for the year 2000.

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares returned -19.12% compared to a return of -22.42% for the Russell 1000 Growth Index. The Fund was hurt by its heavy weightings in technology stocks, but it was helped by its positions in healthcare and energy.

Portfolio Specifics: Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in the healthcare, telecommunications and financial sectors. The visibility of earnings growth makes the healthcare sector attractive, while valuations in the telecommunications sector have created some buying opportunities. We anticipate the Federal Reserve will be more accommodative with monetary policy, providing an excellent backdrop for financial stocks. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during the second half of 2000 were UnitedHealth Group, Fannie Mae, Bristol-Myers Squibb, and Cablevision Systems.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

In an economy that will continue to grow but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying potential stocks within the broader market that will flourish in the changing economy.

* Effective October 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                     Average Annual Total Returns for
                                    the periods ended December 31, 2000
                                    -----------------------------------
                                                    Since Inception
                                       1 Year           7/21/97
                                       ------           -------
Class Q                                -19.12%           33.90%
Russell 1000 Growth Index              -22.42%           11.19%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the Index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 26.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP VALUE FUND                                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Vice President and Senior Portfolio Manager; Mariela Clark, Equities Research Analyst.

Goal: The MidCap Value Fund seeks long-term capital appreciation by investing in a portfolio of attractively valued stocks of U.S. companies with market capitalizations between $1.0 billion and $8.0 billion.

Market Overview: During the 6-month period ending December 31, 2000, the U.S. equity market was characterized by:

     * An early, modest recovery in the major averages followed by an extended, but gradual decline into the end of 2000.

     * A shift in investor sentiment from opportunistic, to mounting anxiety and finally to capitulation.

     * Long overdue reconnection of fundamentals, valuations and stock prices lost under the recent mantle of "New Era" thinking.

The second half of the year 2000 proved to be one of the most rugged periods for the equity markets. For example, both the S&P 500 and the NASDAQ Composite indices lost ground in amounts not seen in 20-30 years. Even the venerable Dow Jones Industrial gave up a modest amount.

As the period began, the market averages recovered nearly to the highs experienced in early 2000. However, this gave way to declines as it became clear that economic growth and corporate profits were decelerating, the result of prolonged credit restraint by the Federal Reserve. The lofty valuations of technology-related stocks, primarily, could no longer be substantiated. Since these groups comprised the major proportion of the indices, the decline in the market averages was visibly pronounced. This wasn't the case for smaller and less technology-driven stocks, which held up rather well. In fact, "old economy", defensive representatives such as utilities and financials turned in strong performances.

Although discomforting to go through, in the long-term, the type of equity markets we've just passed through are constructive. It was apparent entering 2000 the markets needed to redefine valuations on a number of counts. There had been an unprecedented, extremely wide valuation disparity undermining the balance of the markets. Investors deployed capital to the so-called "New Era" companies and withheld it from more mainstream areas. Thus prices in the favored sectors were overly inflated, while the others were unduly depressed. The 2000 markets narrowed this disparity and brought back into favor fundamental approaches to portfolio construction in contrast to the momentum techniques that held sway over the prior two years.

Performance: For the period from inception January 3, 2000 through December 31, 2000, the Fund's Class Q shares returned 9.31% compared to a return of 8.25% for the Russell MidCap Index and a return of 19.18% for the Russell MidCap Value Index.

Portfolio Specifics: Though fairly defensive throughout the period, the portfolio produced a positive return. It profited from favorable industry fundamentals in natural gas through very rewarding investments in Apache and Devon Energy. Wellpoint Health Networks was a standout performer as was Willamette Industries, which became takeover target.

Market Outlook: A better overall balance within the markets and relaxing monetary policy portend a very favorable environment for stocks. The economy is now less prone to decline and with much more reasonable valuations underlying them, we believe stocks should benefit, resuming a more sustainable price advance.

Portfolio
Managers' Report                                       PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                        Average Annual Total
                                    Returns for the Period Ended
                                         December 31, 2000
                                    ----------------------------
                                          Since Inception
                                             of Class Q
                                               1/3/00
                                               ------
Class Q                                         9.31%
Russell MidCap Index                            8.25%(1)
Russell MidCap Value Index                     19.18%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Value Fund against the Russell Midcap Index and Russell MidCap Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 01/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in medium-sized companies, it may entail greater price variability than investing in larger companies.

                 See accompanying index descriptions on page 26.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manger.*

Goal: The MidCap Growth Fund (the "Fund" or "MidCap Growth") seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have been above average prospects for growth.

Market Overview: The second half of 2000 turned out to be almost a year in itself, as the broad slide in the markets accelerated after the year began with strong surge through March. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. The final six months of the year saw a dramatic reduction in the rate of earnings growth, particularly for technology and telecommunications shares, and companies had difficulty in raising capital in this economic backdrop. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

Equity investors were clearly defensive in this environment, as sectors such as utilities, basic materials, and healthcare outperformed the market, while financial stocks got a lift when the Federal Reserve signaled that it had finished raising interest rates. After spectacular gains in 1999 and early 2000, the telecommunications and technology sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated.

Returns were widely dispersed across the major US equity benchmarks on both the positive and negative sides. The Dow Industrials gained 3.24% in the second half of the year, but finished the entire year 2000 down 6.18%. The best performing benchmark, the S&P Midcap Index, continued to show strong returns in the final six months of the year with a gain of 7.83%; in 2000, the benchmark earned 17.50%. On the down side, the NASDAQ Composite plummeted 37.71% in the back half of 2000, and the technology-heavy benchmark finished its worst year in history with a negative 39.29% return. Small cap stocks also struggled, as the Russell 2000 dropped 5.88% in the second half of 2000 and finished down 3.02% for the year. Finally, the S&P 500 dropped 8.72% in the final six months of the year and fell 9.10% for the year 2000.

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares returned -4.47% compared to a return of -11.75% for the Russell MidCap Growth Index.

Portfolio Specifics: Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Re-Energizing America," the "Life Sciences Revolution," and "Flourishing in the Managed Care Environment." These themes position the Fund to take advantage of the visibility and earnings growth prospects in the energy, utility, and select health care sectors. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during the second half of 2000 were Community Health Systems, EOG Resources, Quest Diagnostics, and PPL Corp.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money mangers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

In an economy that will continue to grow but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will seek to provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

* Effective April 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                          Average Annual Total Returns for
                                        the Periods Ended December 31, 2000
                                        -----------------------------------
                                                            Since Inception
                                                               of Class Q
                                         1 Year    5 Year       6/30/94
                                         ------    ------       -------
Class Q                                  -4.47%    23.93%        24.28%
Russell MidCap Growth Index             -11.75%    17.77%        19.63%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown form 07/01/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 26.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager.*

Goal: The SmallCap Growth Fund (the "Fund" or "SmallCap Growth") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The second half of 2000 turned out to be almost a year in itself, as the broad slide in the markets accelerated after the year began with strong surge through March. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. The final six months of the year saw a dramatic reduction in the rate of earnings growth, particularly for technology and telecommunications shares, and companies had difficulty in raising capital in this economic backdrop. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

Equity investors were clearly defensive in this environment, as sectors such as utilities, basic materials, and healthcare outperformed the market, while financial stocks got a lift when the Federal Reserve signaled that it had finished raising interest rates. After spectacular gains in 1999 and early 2000, the telecommunications and technology sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated.

Returns were widely dispersed across the major US equity benchmarks on both the positive and negative sides. The Dow Industrials gained 3.24% in the second half of the year, but finished the entire year 2000 down 6.18%. The best performing benchmark, the S&P Midcap Index, continued to show strong returns in the final six months of the year with a gain of 7.83%; in 2000, the benchmark earned 17.50%. On the down side, the NASDAQ Composite plummeted 37.71% in the back half of 2000, and the technology-heavy benchmark finished its worst year in history with a negative 39.29% return. Small cap stocks also struggled, as the Russell 2000 dropped 5.88% in the second half of 2000 and finished down 3.02% for the year. Finally, the S&P 500 dropped 8.72% in the final six months of the year and fell 9.10% for the year 2000.

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares returned -5.40% compared to a return of -22.43% for the Russell 2000 Growth Index.

Portfolio Specifics: Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Re-Energizing America," the "Life Sciences Revolution," and "Flourishing in the Managed Care Environment." These themes position the Fund to take advantage of the visibility and earnings growth prospects of the energy, utility, and select health care industries. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during the second half of 2000 were Laboratory Corporation of America, American Eagle Outfitters, Lifepoint Hospitals, and Manugistics Group.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money mangers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

In an economy that will continue to grow but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will seek to provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

* Effective April 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                        Average Annual Total Returns for
                                       the Periods Ended December 31, 2000
                                       -----------------------------------
                                                           Since Inception
                                                             of Class Q
                                       1 Year     5 Year       8/31/95
                                       ------     ------       -------
Class Q                                -5.40%     20.16%        19.77%
Russell 2000 Growth Index             -22.43%      7.14%         7.39%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 9/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 26.

------
Income
Funds
------

PILGRIM GOVERNMENT                                                     Portfolio
SECURITIES INCOME FUND                                          Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice-President & Senior Portfolio
Manger.

Goal: The Fund seeks high current income, consistent with liquidity and preservation of capital, by investing in securities issued or guaranteed by the U.S. Government and certain of its agencies and instrumentalities.

Bond Market Overview: The investment grade bond market posted handsome returns in the year 2000 despite early pressure on the front end of the yield curve resulting from Fed tightenings and some major "credit bombs" among corporate issuers. The federal surplus enabled the Treasury Department to buyback outstanding debt, which prompted a dramatic curve flattening through the first half of the year. By the fourth quarter capital markets began to anticipate a slowing economy and the likelihood of Fed easing in the near future. As interest rates dropped dynamic hedgers became forced buyers, and owners of negatively convex instruments (predominantly mortgages and callable agencies) rushed to replenish duration. As the year closed markets were clearly priced for multiple Federal Reserve easings in the face of a surprisingly slack economic environment.

Performance: For the period from inception April 5, 2000 through December 31, 2000, the Fund's Class Q shares returned 7.35% compared to a return of 9.65% for the Lehman Brothers Government/Mortgage Index and a return of 8.33% for the Lehman Brothers Intermediate Treasury Index.

Portfolio Specifics: Designed to be defensive in nature, the Fund lagged the longer duration benchmark indices, but provided a generous return for the year of 9.61%. The Lehman Intermediate Treasury Index has returned 10.26% YTD. During 4Q 2000 the fund returned 3.43%. Owing to our restrictive guidelines, our ongoing strategy is to provide the best dividend possible within the context of the market and with few if any negative surprises.

Market Outlook: The duration of the Fund remains short of the Lehman Mortgage Index, yet longer than the Lehman Intermediate Treasury Index in order to maintain our dividend. The fund continues to be concentrated in high quality mortgage backed securities. Going forward the fund will maintain its low volatility and short duration product design.

Portfolio                                                     PILGRIM GOVERNMENT
Manager's Report                                          SECURITIES INCOME FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns
                                     for the Period Ended
                                      December 31, 2000
                                 ----------------------------
                                       Since Inception
                                          of Class Q
                                            4/5/00
                                            ------
Class Q                                      7.35%
Lehman Brothers Government/
  Mortgage Index                             9.65%(1)
Lehman Brothers Intermediate
  Treasury Index                             8.33%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Government Securities Income Fund against the Lehman Brothers Government/Mortgage Index and the Lehman Brothers Intermediate Treasury Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 04/01/00.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks and prepayment risk on mortgage-related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                 See accompanying index descriptions on page 26.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert Kinsey, Vice President and Senior Portfolio Manager; Andy Mitchell, Vice President and Co-Portfolio Manager; Ed Schriver, Senior Vice President and Senior Portfolio Manager; Russ Stiver, Vice President and Co-Portfolio Manager.

Goals: Pilgrim Strategic Income Fund seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as U.
S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the fund's assets may be invested in high yield securities rated below investment grade.

Bond Market Overview: The investment grade bond market posted handsome returns in the year 2000 despite early pressure on the front end of the yield curve resulting from Fed tightenings and some major "credit bombs" among corporate issuers. Fatalities -- or at least near-death experiences -- included Xerox, Lucent, Finova, and others. The federal surplus enabled the Treasury Department to buyback outstanding debt which prompted a dramatic curve flattening through the first half of the year. Spreads on corporate bonds reached levels not seen since the last recession. By the fourth quarter capital markets began to anticipate a slowing economy and the likelihood of Fed easing in the near future. While Treasuries rallied and the curve steepened, investment grade debt of issuers not tarnished by credit or earnings events rallied even more. As interest rates dropped dynamic hedgers became forced buyers, and owners of negatively convex instruments (predominantly mortgages and callable agencies) rushed to replenish duration. As the year closed markets were clearly priced for multiple Federal Reserve easings in the face of a surprisingly slack economic environment.

High yield bonds had a dismal year. Most of the major indexes ended with a loss of 4-6%. Spreads over treasuries widened considerably throughout the year from about 4% early in the year to approximately 9.5% by the end of the year. The sell off was particularly bad in lower rated credits and in the telecommunications industry. Investors were concerned about a slowing economy and rising default rates. Additionally, banks tightened their credit standards, which contributed to a rising default rate and the public equity markets retracted, which limited access to equity capital for some high yield companies. Default rates escalated to 6% and the default rate is forecast to remain high through 2001. However, we believe that the high yield market has priced in most if not all of the bad news to come by year-end. In December, spreads were wider than at any time since the last recession. Consequently, we positioned the high yield portion of the fund aggressively in the fourth quarter.

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares returned 3.21% compared to a gain of 11.63% for the Lehman Brothers Aggregate Index.

Portfolio Specifics: Despite some heavy winds in the high yield market, Strategic Income placed in the top 26% of Morningstar multi-sector funds for the year 2000. The investment grade component of the funds also posted strong returns for the year. Fortunately, the fund avoided all of the credit bombs that plagued the high grade corporate market in 2000; however, we did not avoid some of the earnings disappointments that hurt bondholders as well as equity holders. Holdings in Lucent, Albertsons, and News Corp were all a drag on performance in the first half of the year, but we were able to exit the positions well before the most dramatic underperformance occurred. Our early commitment to long-dated Treasuries in the face of the debt buyback was a great boost as was our overweight in agencies.

The high yield portion of the fund was not so fortunate. Particularly with respect to the telecommunications holdings where five positions fell approximately 60% on average and almost every telecom holding declined to some extent. During the fourth quarter, we reduced our exposure in telecommunications to a more modest over weighting and diversified the high yield holdings across more industries. We invested in several mid and lower tier companies that offered asset coverage, a high current yield and the potential for significant price appreciation. For example, we purchased Doman Industries, a Canadian forest products company with strong asset coverage; Owens Illinois, a glass container manufacturer that we believe has a manageable exposure to asbestos liabilities, and Neff Corp, a rental equipment manufacturer with strong asset coverage and an attractive franchise.

Market Outlook: We anticipate that high yield will be the best performing bond sector in the early months of 2001 and have raised our allocation to that battered market accordingly. The investment grade component of the portfolio remains invested in highly liquid names with maturities of ten years and under. With Fed easings in the offing we look for the short to intermediate maturities of the yield curve to outperform the thirty year area. Calling the high grade corporate market will again be tough as capital markets sift out the winners and losers in a profits recession -- or worse. Despite the rebound in spreads of some tarnished names we will avoid the names prevalent in last years credit debacles for the near term. We are also underweight in mortgages giving the likelihood of upcoming Fed easings.

With respect to high yield, we believe that credit specific factors will be the key to returns in 2001 as companies prove or disprove their ability to compete in a slower growth

Portfolio
Managers' Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

economy. Defaults will likely remain an issue in high yield in 2001, although many of the probable bankruptcy candidates are already trading close to or below liquidation values. High defaults are not inconsistent with high returns in the high Yield market, as evidenced by 1991 when the default rate peaked at 13%, yet the Merrill Lynch Cash-Pay High Yield Index returned 34.6%.

Most investors remain cautious regarding truly distressed credits, preferring instead to add liquid second-tier securities more likely to survive a significant downturn. While the High Yield market is likely to experience continued volatility until the economic outlook becomes clearer, we believe that now is an excellent time to invest in high yield and that long-term investors are very well compensated for risks taken. The high yield portion of the Fund will remain fully invested in a diversified portfolio of total return investments that should perform well in an improving high yield market.

                                        Average Annual Total Returns for
                                       the Periods Ended December 31, 2000
                                       -----------------------------------
                                                      Since Inception
                                          1 Year          7/27/98
                                          ------          -------
Class Q                                    3.21%            2.44%
Lehman Brothers Aggregate Index           11.63%            6.16%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 26.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Ed Schriver, Senior Vice President and Senior Portfolio Manager; Andy Mitchell, Vice President and Co-Portfolio Manager; Russ Stiver, Vice President and Co-Portfolio Manager.

Goal: The High Yield Fund (the "Fund" or "High Yield") seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: Clearly the economy slowed much more quickly than economists had expected during the quarter. In early January the federal reserve responded by easing their benchmark rates by 50 basis points. While it will take 6 months or more for the impact to be seen in the economy, the move sent a strong signal as to future monetary policy. Further policy easing is anticipated in coming months as economic slowing continues during the first half of 2001 and inventory corrections play themselves out.

The slowing economy translated into widespread earnings warnings in virtually every industry except energy during the quarter, leading to steep price declines in both stocks and bonds. Most of the major High Yield indices returned approximately -5% during the quarter, substantially outperforming the NASDAQ composite index. Higher quality issues substantially outperformed lower quality ones as investors flocked to the relative safety of BB's. Telecommunications, automotive, metals & mining, and technology were the hardest hit sectors.

Yields on High Yield securities generally reflect an impending recession. Spreads over Treasuries have widened from 549 basis points at the beginning of the year to 959 basis points at the end of the year, the widest level seen since the last recession in 1990/91. Quality spreads have also widened, illustrating the markets desire for quality. Single-B issues yielded about 426 basis points more than double-B issues at the end of 2000, versus about 170 basis points at the beginning of the year and 288 basis points at the end of September.

Since High Yield spreads already reflect those of the last recession, further downside appears limited. While greater clarity on the economy is still some time away, the recent interest rate cuts provide some optimism that such clarity will present itself sooner rather than later. Investors with a longer time horizon may take advantage of the generous spreads to add High Yield exposure in advance of the recovery. The market is likely to remain quite volatile however, and market timing will be difficult at best.

Default rates remain well above the long-term market averages, attributed primarily to a lack of discipline within the High Yield market in the 1997/98 timeframe rather than relating to broader economic weakness. While many of the weaker issuers have already filed for bankruptcy, the weaker economy is likely to prevent default rates from declining significantly during 2001. High default rates do not necessarily preclude attractive returns however. In 1991, during the last recession, default rates peaked at 13% while the DLJ High Yield Index returned 43.75%.

Peformance: For the one year ended December 31, 2000, the Fund's Class Q shares declined 20.96% compared to a decline of 5.21% for the First Boston High Yield Index and a decline of 5.86% for the Lehman Brothers High Yield Index.

Portfolio Specifics: The Fund's underperformance was due to aggressive positions in several lower quality credits, particularly in the telecommunications sector. The bonds of Northpoint, a high-speed DSL network provider, lost approximately 90% of their value after Verizon Communications called off a planned acquisition of the company. Both Rhythms Netconnections and Globix also declined sharply due to concern over the future of web hosting businesses and the ability of dot-com customers to pay their bills. Motorcoach Industries and Hollywood Entertainment bonds also fell sharply on weaker earnings and liquidity concerns.

Market Outlook: The initial 20% cash position was reduced to 7% at year-end as the fund took advantage of the weak market conditions to add first- and second-tier credits at low prices. With the spread between bb's and b's at recessionary levels, we intend to reduce cash to 3% over the coming weeks by investing primarily in second-tier credits.

The fund is not set up to hold defaulted credits through the bankruptcy process. Thus, we generally try to avoid third-tier credits in which we believe there is material near-term default risk.

Telecommunications exposure is now approximately 23% of the fund. Over the past several months we have

Portfolio
Managers' Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

reduced the size and upgraded the quality of our exposure to this sector. The telecom sector is likely to be one of the areas of greatest default experience in 2001, as several companies have insufficient funding to execute their plans through the end of 2001. We are now comfortable with the weighting of telecommunications within the portfolio.

We continue to look for opportunities to diversify the fund by adding fundamentally sound companies in unrepresented industries. The aerospace, publishing and advertising media sectors are targets for future investment. We remain underweighted in cyclical basic industries, awaiting material improvements in commodity inventories.

                                               Average Annual Total Returns for
                                             the Periods Ended December 31, 2000
                                             -----------------------------------
                                                                 Since Inception
                                                                    of Class Q
                                                  1 Year              6/17/99
                                                  ------              -------
Class Q                                          -20.96%              -14.57%
First Boston High Yield Index                     -5.21%               -3.20%(1)
Lehman Brothers High Yield Index                  -5.86%               -3.82%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index and the Lehman Brothers High Yield Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 07/01/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 26.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Ed Schriver, Senior Vice President and Senior Portfolio Manager; Andy Mitchell, Vice President and Co-Portfolio Manager; Russ Stiver, Vice President and Co-Portfolio Manager.

Goal: The High Yield Fund II (the "Fund" or "High Yield II") seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

Market Overview: Clearly the economy slowed much more quickly than economists had expected during the quarter. In early January the federal reserve responded by easing their benchmark rates by 50 basis points. While it will take 6 months or more for the impact to be seen in the economy, the move sent a strong signal as to future monetary policy. Further policy easing is anticipated in coming months as economic slowing continues during the first half of 2001 and inventory corrections play themselves out.

The slowing economy translated into widespread earnings warnings in virtually every industry except energy during the quarter, leading to steep price declines in both stocks and bonds. Most of the major High Yield indices returned approximately -5% during the quarter, substantially outperforming the NASDAQ composite index. Higher quality issues substantially outperformed lower quality ones as investors flocked to the relative safety of BB's. Telecommunications, automotive, metals & mining, and technology were the hardest hit sectors.

Yields on High Yield securities generally reflect an impending recession. Spreads over Treasuries have widened from 549 basis points at the beginning of the year to 959 basis points at the end of the year, the widest level seen since the last recession in 1990/91. Quality spreads have also widened, illustrating the markets desire for quality. Single-B issues yielded about 426 basis points more than double-B issues at the end of 2000, versus about 170 basis points at the beginning of the year and 288 basis points at the end of September. The spread between single-B and CCC has widened from 1,002 on December 31, 1999 to 1,450 in September 2000 and nearly doubling year over year to 1,896 at the end of 2000.

Since High Yield spreads already reflect those of the last recession, further downside appears limited. While greater clarity on the economy is still some time away, the recent interest rate cuts provide some optimism that such clarity will present itself sooner rather than later. Investors with a longer time horizon may take advantage of the generous spreads to add High Yield exposure in advance of the recovery. The market is likely to remain quite volatile however, and market timing will be difficult at best.

Default rates remain well above the long-term market averages, attributed primarily to a lack of discipline within the High Yield market in the 1997/98 timeframe rather than relating to broader economic weakness. While many of the weaker issuers have already filed for bankruptcy, the weaker economy is likely to prevent default rates from declining significantly during 2001. High default rates do not necessarily preclude attractive returns however. In 1991, during the last recession, default rates peaked at 13% while the DLJ High Yield Index returned 43.75%.

Peformance: For the one year ended December 31, 2000, the Fund's Class Q shares declined 14.96% compared to a decline of 5.86% for the Lehman Brothers High Yield Index.

Portfolio Specifics: The Fund returned -16.03% in the fourth quarter versus -5.04% for the DLJ High Yield Index. The Fund's underperformance was due to aggressive positions in several lower quality credits, particularly in the telecommunications sector. The bonds of Northpoint, a high-speed DSL network provider, lost approximately 90% of their value after Verizon Communications called off a planned acquisition of the company. Both Rhythms Netconnections and Globix also declined sharply due to concern over the future of web hosting businesses and the ability of dot-com customers to pay their bills. Hollywood Entertainment bonds also fell sharply on weaker earnings and liquidity concerns.

Market Outlook: The initial 22% cash position was reduced to less than 2% at year-end as the fund took advantage of the weak market conditions to add first, second and third-tier credits at low prices. Given the exceptional long-term value that we see in the high yield market, we intend to remain fully invested over the foreseeable future.

Telecommunications exposure is now approximately 25% of the fund. Over the past several months we have reduced the size of our exposure to this sector. The telecom sector is likely to be one of the areas of greatest default experience in 2001, as several companies have insufficient funding to execute their plans through the end of 2001.

Portfolio
Managers' Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                              Average Annual Total Returns for
                                             the Periods Ended December 31, 2000
                                             -----------------------------------
                                                                 Since Inception
                                                                    of Class Q
                                                 1 Year              3/27/98
                                                 ------              -------
Class Q                                          -14.96%              -4.07%
Lehman Brothers High Yield Index                  -5.86%              -1.85%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCED FUND                                           Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Senior Vice ice President & Senior Portfolio Manager; Robert K. Kinsey, Vice President & Senior Portfolio Manager; Ed Schriver, Senior Vice President & Senior Portfolio Manager.

Goals: The fund seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

The Markets

Equity: During the 6-month period ending December 31, 2000, the U.S. equity market was characterized by:

     * An early, modest recovery in the major averages followed by an extended, but gradual decline into the end of 2000.

     * A shift in investor sentiment from opportunistic, to mounting anxiety and finally to capitulation.

     * Long overdue reconnection of fundamentals, valuations and stock prices lost under the recent mantle of "New Era" thinking.

The second half of the year 2000 proved to be one of the most rugged periods for the equity markets. For example, both the S&P 500 and the NASDAQ Composite indices lost ground in amounts not seen in 20-30 years. Even the venerable Dow Jones Industrial gave up a modest amount.

As the period began, the market averages recovered nearly to the highs experienced in early 2000. However, this gave way to declines as it became clear that economic growth and corporate profits were decelerating, the result of prolonged credit restraint by the Federal Reserve. The lofty valuations of technology-related stocks, primarily, could no longer be substantiated. Since these groups comprised the major proportion of the indices, the decline in the market averages was visibly pronounced. This wasn't the case for smaller and less technology-driven stocks, which held up rather well. In fact, "old economy", defensive representatives such as utilities and financials turned in strong performances.

Although discomforting to go through, in the long-term, the type of equity markets we've just passed through are constructive. It was apparent entering 2000 the markets needed to redefine valuations on a number of counts. There had been an unprecedented, extremely wide valuation disparity undermining the balance of the markets. Investors deployed capital to the so-called "New Era" companies and withheld it from more mainstream areas. Thus prices in the favored sectors were overly inflated, while the others were unduly depressed. The 2000 markets narrowed this disparity and brought back into favor fundamental approaches to portfolio construction in contrast to the momentum techniques that held sway over the prior two years.

Investment Grade: The investment grade bond market posted handsome returns in the year 2000 despite early pressure on the front end of the yield curve resulting from Fed tightenings and some major "credit bombs" among corporate issuers. Fatalities -- or at least near-death experiences -- included Xerox, Lucent, Finova, and others. The federal surplus enabled the Treasury Department to buyback outstanding debt which prompted a dramatic curve flattening through the first half of the year. Spreads on corporate bonds reached levels not seen since the last recession. By the fourth quarter, capital markets began to anticipate a slowing economy and the likelihood of Fed easing in the near future. While Treasuries rallied and the curve steepened, investment grade debt of issuers not tarnished by credit or earnings events rallied even more. As interest rates dropped dynamic hedgers became forced buyers, and owners of negatively convex instruments (predominantly mortgages and callable agencies) rushed to replenish duration. As the year closed markets were clearly priced for multiple Federal Reserve easings in the face of a surprisingly slack economic environment.

High Yield: High yield bonds had a dismal year. Most of the major indexes ended with a loss of 4-6%. Spreads over treasuries widened considerably throughout the year from about 4% early in the year to approximately 9.5% by the end of the year. The sell off was particularly bad in lower rated credits and in the telecommunications industry. Investors were concerned about a slowing economy and rising default rates. Additionally, banks tightened their credit standards, which contributed to a rising default rate and the public equity markets retracted, which limited access to equity capital for some high yield companies. Default rates escalated to 6% and the default rate is forecast to remain high through 2001. However, we believe that the high yield market has priced in most if not all of the bad news to come by year-end. In December, spreads were wider than at any time since the last recession. Consequently, we positioned the high yield portion of the fund aggressively in the fourth quarter.

The Fund

Performance: For the one year ended December 31, 2000, the Fund's Class Q shares returned -3.06%. This compares to a -1.00% return composed of 60% of the S&P 500's return and 40% of the Lehman Aggregate Index's return.

Equity: During the period, we positioned the fund to take advantage of favorable fundamentals in natural gas. Thus Energy made the most positive impact in addition to the Healthcare, Financial and Basic Industries sectors. Holdings in Anadarko Petroleum, Merck, Merrill Lynch and Alcoa appreciated significantly.

Investment Grade: The investment grade component of the funds also posted strong returns for the year. Fortunately, the fund avoided all of the credit bombs that plagued the high grade corporate market in 2000; however, we did not avoid some of the earnings disappointments that hurt bondholders as well as equity holders. Holdings in Lucent, Albertsons, and News Corp were all a drag on performance in the first half of the year, but we were able to exit the positions well before the most dramatic underperformance occurred. Our early commitment to long-dated Treasuries in the face of the debt buyback was a great boost as was our overweight in agencies.

High Yield: The high yield portion of the fund was not so fortunate. Particularly with respect to the telecommunications holdings where five positions fell approximately 60% on average and almost every telecom holding declined to some extent. During the fourth quarter, we reduced our exposure in telecommunications to a more modest over weighting and diversified the high yield holdings across more industries. We invested in several mid and lower tier companies that offered asset coverage, a high current yield and the potential for significant price appreciation. For example, we purchased Doman Industries, a Canadian forest products company with strong asset coverage; Owens Illinois, a glass container manufacturer that we believe has a manageable exposure to asbestos liabilities, and Neff Corp, a rental equipment manufacturer with strong asset coverage and an attractive franchise.

Current Strategy

Equity: A better overall balance within the markets and relaxing monetary policy portend opportunities for a very favorable environment

Portfolio
Managers' Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

for stocks. The economy is now less prone to decline and with much more reasonable valuations underlying them, stocks should benefit, resuming a more sustainable price advance.

Investment Grade: We anticipate that high yield will be the best performing bond sector in the early months of 2001 and have raised our allocation to that battered market accordingly. The investment grade component of the portfolio remains invested in highly liquid names with maturities of ten years and under. With Fed easings in the offing we look for the short to intermediate maturities of the yield curve to outperform the thirty year area. Calling the high grade corporate market will again be tough as capital markets sift out the winners and losers in a profits recession -- or worse. Despite the rebound in spreads of some tarnished names we will avoid the names prevalent in last years credit debacles for the near term. We are also underweight in mortgages giving the likelihood of upcoming Fed easings.

High Yield: We believe that credit specific factors will be the key to returns in 2001 as companies prove or disprove their ability to compete in a slower growth economy. Defaults will likely remain an issue in high yield in 2001, although many of the probable bankruptcy candidates are already trading close to or below liquidation values. High defaults are not inconsistent with high returns in the high Yield market, as evidenced by 1991 when the default rate peaked at 13%, yet the Merrill Lynch Cash-Pay High Yield Index returned 34.6%.

Most investors remain cautious regarding truly distressed credits, preferring instead to add liquid second-tier securities more likely to survive a significant downturn. While the High Yield market is likely to experience continued volatility until the economic outlook becomes clearer, we believe that now is an excellent time to invest in high yield and that long-term investors are very well compensated for risks taken. The high yield portion of the fund will remain fully invested in a diversified portfolio of total return investments that will perform well in an improving high yield market.

                                          Average Annual Total Returns for
                                         the Periods Ended December 31, 2000
                                         -----------------------------------
                                                             Since Inception
                                                               of Class Q
                                          1 Year    5 Year       8/31/95
                                          ------    ------       -------
Class Q                                   -3.06%    13.06%        12.10%
60% S&P 500 Index/40% Lehman
Aggregate Index                           -1.00%    13.78%        14.58%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500 Index, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 9/1/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 26.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Andrew Chow, Vice-President and Portfolio Manager.*

Goal: The Fund seeks to maximize long-term total return by investing primarily in convertible securities, while maintaining aggregate risk measures similar to that of the overall convertible universe.

Market Overview: The domestic equity markets had a rude awakening in the year 2000 and posted their worst results in nearly 25 years. The S&P 500 returned -9.10% on the year, the lowest return since 1977. The technology heavy NASDAQ Composite was down 39.18% for the year. The convertible universe as represented by the Merrill Lynch Convertible Index (excluding mandatories) was down 12.86%, reflecting the heavier influence of technology issuers in the convertible market.

Performance: For the year ended December 31, 2000 the Fund's Class Q shares provided a total return of -8.74% compared to a return of -7.83% for the First Boston Convertible Index.

Portfolio Specifics: The strategy of your Pilgrim Convertible Fund is to remain fully invested in the marketplace at all times. And by fully invested, we do not mean only that we will have low levels of cash. In fact we mean that we will have an overall sensitivity to the underlying stocks in your portfolio that is similar to the sensitivity the overall convertible market has to the names in its composition.

It is not our intention to attempt to time the market or to guess when to shift into "defensive" or "offensive" mode. Instead our objective is to offer to investors a vehicle in which they can participate in an asset class (convertible securities) that over the course of many business cycles offers attractive risk adjusted returns compared to other asset classes. Our investment strategy is then to pick individual issuers who we think will outperform their peers, and by doing so to hopefully craft a portfolio that provides value relative to our benchmark index.

Over the course of the year we shifted out of several Internet and software related names and added to our holdings in the energy and healthcare sectors. In particular we purchased positions in Wellpoint Health Networks and Kerr-McGee Corp.

Market Outlook: Despite the radical (and more realistic) revaluation of the market in the year 2000, I believe some segments of the market remain overvalued. This is somewhat sobering when one recognizes that many of these sectors were down 70+% during the past year. Even with the lower valuations it's still difficult to rationalize many of the stock prices seen in the Internet and software sectors. Those segments of the market could continue to drag down overall market returns in 2001.

In fact by traditional valuation measures the broad US equity indicies are not cheap. They are rather fairly priced versus historical averages. Some sectors might appear cheap and others rich. In such an environment (and in my opinion in any environment), it is useful for investors to think about long run returns and their personal tolerance for risk when seeking those long run returns. It is in such a framework that I think investors will find convertible securities to be an attractive proposition.

* Effective October 1, 2000, Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns for
                                        the Periods Ended December 31, 2000
                                        -----------------------------------
                                                            Since Inception
                                                              of Class Q
                                         1 Year    5 Year       8/31/95
                                         ------    ------       -------
Class Q                                  -8.74%    19.88%        19.29%
First Boston Convertible Index           -7.83%    13.21%        12.83%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 09/01/95.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price swings than larger companies.

                 See accompanying index descriptions on page 26.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The S&P Barra Value Index ia a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Index is generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization.

The Russell MidCap Value Index measures the performance of the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Lehman Brothers Government/Mortgage Index measures the performance of U.S. Government agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.

The Lehman Brothers Intermediate Treasury Index is an index that measures the performance of U.S. Treasuries with maturities of less than ten years.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven to ten years.

The Credit Suisse First Boston High Yield Index is an index of high yield bonds rated BB or below.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

                            All Indices are unmanaged
                 See Accompanying Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

-----------
U.S. Equity
Funds
-----------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                             LargeCap           LargeCap            MidCap
                                          MagnaCap            Leaders            Growth              Value
                                            Fund               Fund               Fund               Fund
                                        -------------      -------------      -------------      -------------
ASSETS:
Investments in securities at market
 value*                                 $ 387,728,472      $  35,199,255      $ 523,511,141      $  34,266,536
Short-term investments at
 amortized cost                            15,197,509          2,988,000        109,209,000          7,638,679
Cash                                           20,377             10,934             10,169          1,957,039
Receivables:
 Fund shares sold                                  --            156,023          7,383,686            481,278
 Dividends and interest                       542,573             30,878            394,089             22,603
 Investment securities sold                   214,849                 --                 --                 --
 Other                                         49,705             23,124                 --                 --
Prepaid expenses                               68,760             23,098             89,647             22,801
                                        -------------      -------------      -------------      -------------
  Total Assets                            403,822,245         38,431,312        640,597,732         44,388,936
                                        -------------      -------------      -------------      -------------
LIABILITIES:
Payable for investment securities
 purchased                                         --            100,929         14,161,056          7,644,612
Payable for fund shares redeemed            1,544,395                 --          2,755,631            162,910
Payable to affiliate                          243,756             26,516            390,852             24,890
Other accrued expenses and
 liabilities                                  493,362             59,209            363,780             79,352
                                        -------------      -------------      -------------      -------------
  Total Liabilities                         2,281,513            186,654         17,671,319          7,911,764
                                        -------------      -------------      -------------      -------------
NET ASSETS                                401,540,732         38,244,658        622,926,413         36,477,172
                                        =============      =============      =============      =============
NET ASSETS CONSIST OF:
 Paid-in capital                          303,222,522         32,914,812        653,233,692         34,826,237
 Undistributed (overdistributed)
  net investment income                      (232,943)            86,683         (3,826,480)           (52,063)
 Accumulated net realized gain
  (loss) on investments                     4,974,221           (928,816)       (54,305,263)          (540,814)
 Net unrealized appreciation of
  investments                              93,576,932          5,169,979         27,824,464          2,243,812
                                        -------------      -------------      -------------      -------------
 Net Assets                             $ 401,540,732      $  38,244,658      $ 622,926,413      $  36,477,172
                                        =============      =============      =============      =============
 * Cost of securities                   $ 294,151,540      $  30,029,276      $ 495,686,677      $  32,022,724

                                           MidCap            SmallCap
                                           Growth             Growth
                                            Fund               Fund
                                        -------------      -------------
ASSETS:
Investments in securities at market
 value*                                 $ 452,509,443      $ 423,706,905
Short-term investments at
 amortized cost                            34,558,000         23,493,000
Cash                                           24,271          1,628,514
Receivables:
 Fund shares sold                           3,276,836          1,143,576
 Dividends and interest                       163,932             59,082
 Investment securities sold                        --          4,475,309
 Other                                         69,571                205
Prepaid expenses                                  963             66,671
                                        -------------      -------------
  Total Assets                            490,603,016        454,573,262
                                        -------------      -------------
LIABILITIES:
Payable for investment securities
 purchased                                  3,597,950          1,618,901
Payable for fund shares redeemed            4,121,712          6,381,373
Payable to affiliate                          295,998            361,601
Other accrued expenses and
 liabilities                                  491,901            375,913
                                        -------------      -------------
  Total Liabilities                         8,507,561          8,737,788
                                        -------------      -------------
NET ASSETS                                482,095,455        445,835,474
                                        =============      =============
NET ASSETS CONSIST OF:
 Paid-in capital                          397,501,791        340,696,816
 Undistributed (overdistributed)
  net investment income                    (3,238,590)        (3,538,019)
 Accumulated net realized gain
  (loss) on investments                     5,223,777         (7,951,490)
 Net unrealized appreciation of
  investments                              82,608,477        116,628,167
                                        -------------      -------------
 Net Assets                             $ 482,095,455      $ 445,835,474
                                        =============      =============
 * Cost of securities                   $ 369,900,966      $ 307,078,738


                 See Accompanying Notes to Financial Statements

                                                          LargeCap          LargeCap         MidCap
                                        MagnaCap          Leaders            Growth           Value
                                          Fund              Fund              Fund            Fund
                                      ------------      ------------      ------------    ------------
Class A:
 Net Assets                           $292,799,697      $  9,884,771      $170,040,946    $ 16,227,467
 Shares authorized                      80,000,000        28,000,000         unlimited      28,000,000
 Par Value                                    1.00              0.10              0.00            0.00
 Shares outstanding                     20,229,499           658,920         5,280,629       1,187,012
 Net asset value and redemption
  price per share                     $      14.47      $      15.00      $      32.20    $      13.67
 Maximum offering price per
  share(1)                            $      15.35      $      15.92      $      34.17    $      14.50
Class B:
 Net Assets                           $ 80,844,732      $ 21,309,750      $287,655,517    $ 15,028,291
 Shares authorized                      80,000,000        28,000,000         unlimited      28,000,000
 Par Value                                    1.00              0.10              0.00            0.00
 Shares outstanding                      5,737,252         1,485,111         9,005,734       1,148,938
 Net asset value and redemption
  price per share(2)                  $      14.09      $      14.35      $      31.94    $      13.08
 Maximum offering price per
  share                               $      14.09      $      14.35      $      31.94    $      13.08
Class C:
 Net Assets                           $  4,944,416      $  2,066,541      $147,541,621    $  1,837,187
 Shares authorized                      80,000,000        28,000,000         unlimited      28,000,000
 Par Value                                    1.00              0.10              0.00            0.00
 Shares outstanding                        350,785           143,817         4,631,627         140,390
 Net asset value and redemption
  price per share(2)                  $      14.10      $      14.37      $      31.86    $      13.09
 Maximum offering price per
  share                               $      14.10      $      14.37      $      31.86    $      13.09
Class M:
 Net Assets                           $ 11,918,731      $  4,317,678               n/a    $  3,349,373
 Shares authorized                      40,000,000        14,000,000               n/a      14,000,000
 Par Value                                    1.00              0.10               n/a            0.00
 Shares outstanding                        832,622           295,833               n/a         253,160
 Net asset value and redemption
  price per share                     $      14.31      $      14.59               n/a    $      13.23
 Maximum offering price per
  share(3)                            $      14.83      $      15.12               n/a    $      13.71
Class Q:
 Net Assets                           $ 11,033,156      $    665,918      $ 17,688,329    $     34,854
 Shares authorized                      40,000,000        28,000,000         unlimited      28,000,000
 Par Value                                    1.00              0.10              0.00            0.00
 Shares outstanding                        762,736            44,393           541,866           2,551
 Net asset value and redemption
  price per share                     $      14.47      $      15.00      $      32.64    $      13.66
 Maximum offering price per
  share                               $      14.47      $      15.00      $      32.64    $      13.66

                                         MidCap           SmallCap
                                         Growth            Growth
                                          Fund              Fund
                                      ------------      ------------
Class A:
 Net Assets                           $130,723,191      $146,707,641
 Shares authorized                       unlimited         unlimited
 Par Value                                    0.00              0.00
 Shares outstanding                      6,487,193        10,039,351
 Net asset value and redemption
  price per share                     $      20.15      $      14.61
 Maximum offering price per
  share(1)                            $      21.38      $      15.50
Class B:
 Net Assets                           $114,287,546      $ 91,084,621
 Shares authorized                       unlimited         unlimited
 Par Value                                    0.00              0.00
 Shares outstanding                      4,851,111         4,993,424
 Net asset value and redemption
  price per share(2)                  $      23.56      $      18.24
 Maximum offering price per
  share                               $      23.56      $      18.24
Class C:
 Net Assets                           $217,463,218      $196,043,951
 Shares authorized                       unlimited         unlimited
 Par Value                                    0.00              0.00
 Shares outstanding                     11,758,575        13,737,437
 Net asset value and redemption
  price per share(2)                  $      18.49      $      14.27
 Maximum offering price per
  share                               $      18.49      $      14.27
Class M:
 Net Assets                                    n/a               n/a
 Shares authorized                             n/a               n/a
 Par Value                                     n/a               n/a
 Shares outstanding                            n/a               n/a
 Net asset value and redemption
  price per share                              n/a               n/a
 Maximum offering price per
  share(3)                                     n/a               n/a
Class Q:
 Net Assets                           $ 19,621,500      $ 11,999,261
 Shares authorized                       unlimited         unlimited
 Par Value                                    0.00              0.00
 Shares outstanding                        768,537           736,986
 Net asset value and redemption
  price per share                     $      25.53      $      16.28
 Maximum offering price per
  share                               $      25.53      $      16.28

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------
Income
Funds
------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                          Government         Strategic
                                          Securities          Income           High Yield         High Yield
                                         Income Fund           Fund               Fund             Fund II
                                        -------------      -------------      -------------      -------------
ASSETS:
Investments in securities at market
 value*                                 $ 109,422,989      $  11,999,336      $ 181,971,598      $ 125,412,138
Short-term investments at
 amortized cost                             5,647,000            836,000         13,058,834          1,576,000
Cash                                               62            108,723             23,503                865
Receivables:
 Fund shares sold                          15,851,993             90,221          1,108,575            381,004
 Dividends and Interest                       711,091            189,797          5,393,460          4,048,147
 Investment securities sold                        --                 --            657,387                 --
 Other                                             --              1,327                 --                 --
Prepaid expenses                               88,197             18,284             69,082             66,293
Reimbursement due from
 Manager                                           --                195                 --                 --
                                        -------------      -------------      -------------      -------------
  Total Assets                            131,721,332         13,243,883        202,282,439        131,484,447
                                        -------------      -------------      -------------      -------------
LIABILITIES:
Payable for investment securities
 purchased                                         --            518,786          1,206,547                 --
Payable for fund shares redeemed                   --              1,354          1,323,276            661,664
Payable to custodian                               --                 --                 --                 --
Payable to affiliate                           48,208                 --            211,267            173,337
Other accrued expenses and
 liabilities                                  108,549             55,985            259,345            855,373
                                        -------------      -------------      -------------      -------------
  Total Liabilities                           156,757            576,125          3,000,435          1,690,374
                                        -------------      -------------      -------------      -------------
NET ASSETS                              $ 131,564,575      $  12,667,758      $ 199,282,004      $ 129,794,073
                                        =============      =============      =============      =============
NET ASSETS CONSIST OF:
 Paid-in capital                        $ 137,144,828      $  14,194,922      $ 370,776,051      $ 205,834,414
 Undistributed (overdistributed)
  net investment income                       (98,125)           507,044         (2,774,623)          (226,043)
 Accumulated net realized loss
  on investments and foreign
  currency transactions                    (7,446,251)        (1,994,671)      (136,203,498)       (32,841,222)
 Net unrealized appreciation
  (depreciation) of investments             1,964,123            (39,537)       (32,515,926)       (42,973,076)
                                        -------------      -------------      -------------      -------------
 Net Assets                             $ 131,564,575      $  12,667,758      $ 199,282,004      $ 129,794,073
                                        =============      =============      =============      =============
 * Cost of securities                   $ 107,458,866      $  12,038,873      $ 214,487,524      $ 168,385,214

                 See Accompanying Notes to Financial Statements

                                       Government          Strategic
                                       Securities           Income            High Yield        High Yield
                                       Income Fund           Fund                Fund             Fund II
                                      --------------     --------------     --------------     --------------
Class A:
 Net Assets                           $   65,307,700     $    2,983,856     $   53,054,079     $   23,248,188
 Shares authorized                     1,000,000,000          unlimited         90,000,000          unlimited
 Par Value                            $         0.00     $         0.00     $         0.00     $         0.00
 Shares outstanding                        5,302,984            256,154         13,600,631          2,752,631
 Net asset value and redemption
  price per share                     $        12.32     $        11.65     $         3.90     $         8.45
 Maximum offering price per
  share(1)                            $        13.07     $        12.36     $         4.14     $         8.96
Class B:
 Net Assets                           $   40,069,078     $    5,765,241     $  134,691,750     $   71,241,832
 Shares authorized                     1,000,000,000          unlimited         80,000,000          unlimited
 Par Value                            $         0.00     $         0.00     $         0.00     $         0.00
 Shares outstanding                        3,266,437            506,671         34,617,288          8,428,124
 Net asset value and redemption
  price per share(2)                  $        12.27     $        11.38     $         3.89     $         8.45
 Maximum offering price per
  share                               $        12.27     $        11.38     $         3.89     $         8.45
Class C:
 Net Assets                           $    6,770,342     $    3,691,230     $    4,203,085     $   14,123,962
 Shares authorized                     1,000,000,000          unlimited         80,000,000          unlimited
 Par Value                            $         0.00     $         0.00     $         0.00     $         0.00
 Shares outstanding                          546,992            310,740          1,081,600          1,670,911
 Net asset value and redemption
  price per share(2)                  $        12.38     $        11.88     $         3.89     $         8.45
 Maximum offering price per
  share                               $        12.38     $        11.88     $         3.89     $         8.45
Class M:
 Net Assets                           $      503,622                n/a     $    7,333,063                n/a
 Shares authorized                     1,000,000,000                n/a         40,000,000                n/a
 Par Value                                      0.00                n/a                n/a                n/a
 Shares outstanding                           40,928                n/a          1,882,693                n/a
 Net asset value and redemption
  price per share                     $        12.31                n/a     $         3.89                n/a
 Maximum offering price per
  share(3)                            $        12.72                n/a     $         4.03                n/a
Class Q:
 Net Assets                           $      332,088     $      227,431     $           27     $    1,441,715
 Shares authorized                     1,000,000,000          unlimited         80,000,000          unlimited
 Par Value                            $         0.00     $         0.00     $         0.00     $         0.00
 Shares outstanding                           26,965             20,618                  6            170,491
 Net asset value and redemption
  price per share                     $        12.32     $        11.03     $         4.50     $         8.46
 Maximum offering price per
  share                               $        12.32     $        11.03     $         4.50     $         8.46
Class T:
 Net Assets                           $   18,581,745                n/a                n/a     $   19,738,136
 Shares authorized                     1,000,000,000                n/a                n/a          unlimited
 Par Value                                      0.00                n/a                n/a               0.00
 Shares outstanding                        1,513,341                n/a                n/a          2,336,188
 Net asset value and redemption
  price per share(2)                  $        12.28                n/a                n/a     $         8.45
 Maximum offering price per
  share                               $        12.28                n/a                n/a     $         8.45

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced (with the exception of the Money Market Fund).
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------------
Equity &
Income Funds
------------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                   Balanced            Convertible
                                                                     Fund                 Fund
                                                                 -------------        -------------
ASSETS:
Investments in securities at market value*                       $ 124,613,545        $ 405,269,656
Short-term investments at amortized cost                             4,090,000           11,999,000
Cash                                                                     1,568                   --
Receivables:
 Fund shares sold                                                      313,745            1,580,740
 Investment securities sold                                             17,156            4,326,264
 Dividends and interest                                                997,900            2,272,823
Prepaid expenses                                                        46,292               73,903
                                                                 -------------        -------------
  Total Assets                                                     130,080,206          425,522,386
                                                                 -------------        -------------
LIABILITIES:
Payable for investment securities purchased                                 --            1,764,000
Payable for fund shares redeemed                                       266,389            3,541,514
Payable to custodian                                                        --               11,244
Payable to affiliate                                                   113,502              562,881
Other accrued expenses and liabilities                                 368,181              151,216
                                                                 -------------        -------------
  Total Liabilities                                                    748,072            6,030,855
                                                                 -------------        -------------
NET ASSETS                                                       $ 129,332,134        $ 419,491,531
                                                                 =============        =============
NET ASSETS CONSIST OF:
 Paid-in capital                                                 $ 126,900,209        $ 444,321,017
 Undistributed (overdistributed) net investment income                (151,922)             262,132
 Accumulated net realized gain (loss) on investments and
  foreign currency                                                    (891,931)           5,144,545
 Net unrealized appreciation (depreciation) of investments           3,475,778          (30,236,163)
                                                                 -------------        -------------
 Net Assets                                                      $ 129,332,134        $ 419,491,531
                                                                 =============        =============
 * Cost of securities                                            $ 121,137,767        $ 435,495,772

                 See Accompanying Notes to Financial Statements

                                                        Balanced          Convertible
                                                          Fund               Fund
                                                      ------------        ------------
Class A:
 Net Assets                                           $ 59,930,594        $113,796,177
 Shares authorized                                       unlimited           unlimited
 Par Value                                                    0.00                0.00
 Shares outstanding                                      4,423,776           6,063,162
 Net asset value and redemption price per share       $      13.55        $      18.77
 Maximum offering price per share                     $      14.37        $      19.91
Class B:
 Net Assets                                           $ 36,688,078        $132,201,152
 Shares authorized                                       unlimited           unlimited
 Par Value                                                    0.00                0.00
 Shares outstanding                                      2,520,568           6,443,195
 Net asset value and redemption price per share       $      14.56        $      20.52
 Maximum offering price per share                     $      14.56        $      20.52
Class C:
 Net Assets                                           $ 23,300,074        $131,870,193
 Shares authorized                                       unlimited           unlimited
 Par Value                                                    0.00                0.00
 Shares outstanding                                      1,786,898           6,855,734
 Net asset value and redemption price per share       $      13.04        $      19.24
 Maximum offering price per share                     $      13.04        $      19.24
Class Q:
 Net Assets                                           $    358,176        $ 41,624,009
 Shares authorized                                       unlimited           unlimited
 Par Value                                                    0.00                0.00
 Shares outstanding                                         26,602           2,289,819
 Net asset value and redemption price per share       $      13.46        $      18.18
 Maximum offering price per share                     $      13.46        $      18.18
Class T:
 Net Assets                                           $  9,055,212                 n/a
 Shares authorized                                       unlimited                 n/a
 Par Value                                                    0.00                 n/a
 Shares outstanding                                        623,714                 n/a
 Net asset value and redemption price per share       $      14.52                 n/a
 Maximum offering price per share                     $      14.52                 n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

-----------
U.S. Equity
Funds
-----------

STATEMENTS OF OPERATIONS for the six months ended December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                       LargeCap           LargeCap             MidCap
                                                    MagnaCap            Leaders            Growth              Value
                                                      Fund               Fund               Fund                Fund
                                                 -------------       -------------      -------------       -------------
INVESTMENT INCOME:
Dividends (net of withholding tax of
 $38,299, $927, $1,085, $0, $0, $0 and
 $0, respectively)                               $   3,114,497       $     436,740      $     772,491       $     164,475
Interest                                               510,716              46,045          1,465,626             101,585
                                                 -------------       -------------      -------------       -------------
  Total Investment Income                            3,625,213             482,785          2,238,117             266,060
                                                 -------------       -------------      -------------       -------------
EXPENSES:
Investment management fees                           1,492,520             159,909          2,647,427             124,648
Distribution fees:
  Class A                                              453,210              12,482            340,757              11,850
  Class B                                              427,228             105,507          1,649,923              74,516
  Class C                                               20,538               7,832            787,941               6,615
  Class M                                               48,049              17,097                 --              13,167
  Class Q                                               13,239                 516             29,610                 141
Transfer agent fees                                    268,161              30,085            349,950              27,174
Shareholder reporting fees                             134,093              11,795            137,201              25,061
Registration and filing fees                            39,310              26,365             35,606              21,621
Recordkeeping and pricing fees                          13,998               3,450             17,400                 996
Professional fees                                       29,606               2,454             18,818               2,392
Custody fees                                            25,800               3,660             18,098               2,707
Shareholder servicing fees                               5,675               1,027             10,218               6,934
Directors' fees                                         15,123               1,764              5,820               1,819
Insurance fees                                             976                  33                605                  53
Miscellaneous fees                                       4,111               9,870                697                 622
Interest and credit facility fees                        3,885                 256              4,364                 253
Organization fees                                           --                  --                 --               2,905
                                                 -------------       -------------      -------------       -------------
  Total expenses                                     2,995,522             394,102          6,054,435             323,474
                                                 -------------       -------------      -------------       -------------
Less waived and reimbursed
 fees/(recoupment)                                          --                  --            (10,162)              5,351
                                                 -------------       -------------      -------------       -------------
  Net expenses                                       2,995,522             394,102          6,064,597             318,123
                                                 -------------       -------------      -------------       -------------
Net investment income (loss)                           629,691              88,683         (3,826,480)            (52,063)
                                                 -------------       -------------      -------------       -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments             22,096,881               3,736        (53,416,827)           (452,799)
Net change in unrealized appreciation
 (depreciation) of investments                      (6,793,132)            507,564       (135,256,988)          1,602,614
  Net realized and unrealized gain (loss)
   on investments                                   15,303,749             511,300       (188,673,815)          1,149,815
                                                 -------------       -------------      -------------       -------------
Increase (decrease) in net assets resulting
 from operations                                 $  15,933,440       $     599,983      $(192,500,295)      $   1,097,752
                                                 =============       =============      =============       =============

                                                    MidCap              SmallCap
                                                    Growth               Growth
                                                     Fund                 Fund
                                                 -------------       -------------
INVESTMENT INCOME:
Dividends (net of withholding tax of
 $38,299, $927, $1,085, $0, $0, $0 and
 $0, respectively)                               $     787,622        $    314,169
Interest                                               822,540           1,161,020
                                                 -------------        ------------
  Total Investment Income                            1,610,162           1,475,189
                                                 -------------        ------------
EXPENSES:
Investment management fees                           2,056,552           2,488,223
Distribution fees:
  Class A                                              274,848             204,832
  Class B                                              606,339             370,534
  Class C                                            1,246,265             833,646
  Class M                                                  --                  --
  Class Q                                               26,047                 --
Transfer agent fees                                    317,678             347,447
Shareholder reporting fees                             143,810              77,096
Registration and filing fees                            43,839              41,323
Recordkeeping and pricing fees                          26,989             499,058
Professional fees                                       27,589              25,576
Custody fees                                            33,494              48,392
Shareholder servicing fees                               8,595                 --
Directors' fees                                          7,805              11,040
Insurance fees                                             471                 439
Miscellaneous fees                                         989              59,800
Interest and credit facility fees                        3,395               3,179
Organization fees                                          --                  --
                                                 -------------        ------------
  Total expenses                                     4,824,705           5,010,585
                                                 -------------        ------------
Less waived and reimbursed
 fees/(recoupment)                                     (24,047)             (2,623)
                                                 -------------        ------------
  Net expenses                                       4,848,752           5,013,208
                                                 -------------        ------------
Net investment income (loss)                        (3,238,590)         (3,538,019)
                                                 -------------        ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments             33,716,117          21,731,434
Net change in unrealized appreciation
 (depreciation) of investments                    (102,286,709)        (69,712,967)
  Net realized and unrealized gain (loss)
   on investments                                  (68,570,592)        (47,981,533)
                                                 -------------        ------------
Increase (decrease) in net assets resulting
 from operations                                 $ (71,809,182)       $(51,519,552)
                                                 =============        ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

STATEMENTS OF OPERATIONS for the six months ended December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                       Government        Strategic
                                                       Securities          Income          High Yield       High Yield
                                                      Income Fund           Fund              Fund           Fund II
                                                      ------------      ------------      ------------     ------------
INVESTMENT INCOME:
Dividends                                             $         --      $     32,121      $         --     $     57,600
Interest                                                 3,798,948           463,176        15,201,392       10,562,405
                                                      ------------      ------------      ------------     ------------
  Total Investment Income                                3,798,948           495,297        15,201,392       10,620,005
                                                      ------------      ------------      ------------     ------------
EXPENSES:
Investment management fees                                 278,070            28,255           765,315          502,190
Distribution fees:
  Class A                                                   65,207             5,192            86,196           50,180
  Class B                                                  170,873            18,386           852,536          457,981
  Class C                                                   19,796            16,674            26,439           97,502
  Class M                                                    1,910                --            38,770              --
  Class Q                                                      187               302                19            4,567
  Class T                                                   65,876                --                --           85,110
Transfer agent fees                                         72,447            12,825           176,775          138,118
Shareholder reporting fees                                  52,725             4,721            55,703           33,261
Registration and filing fees                                25,216            21,695            41,013           88,409
Recordkeeping and pricing fees                               6,000             2,470             9,000            1,800
Professional fees                                           11,924             1,621            40,434           19,906
Custody fees                                                14,076             5,221            39,078           30,568
Shareholder servicing fees                                     905             2,463             5,835            1,617
Directors' fees                                              1,194               504            11,595            3,694
Insurance fees                                                  --                19               502              920
Miscellaneous fees                                           1,457            30,408            49,098              936
Interest and credit facility fees                               --                93             2,462              --
Organization fees                                               --                --                --              --
Administrative fees                                             --                --                --              --
                                                      ------------      ------------      ------------     ------------
  Total expenses                                           787,863           150,849         2,200,770        1,516,759
                                                      ------------      ------------      ------------     ------------
Less waived and reimbursed fees/(recoupment)                    --            72,643           109,813          184,765
                                                      ------------      ------------      ------------     ------------
  Net expenses                                             787,863            78,206         2,090,957        1,331,994
                                                      ------------      ------------      ------------     ------------
Net investment income                                    3,011,085           417,091        13,110,435        9,288,011
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments                           (70,957)         (651,700)      (69,393,557)     (23,284,108)
Net realized loss on foreign currency                           --                --            (1,040)             --
Net change in unrealized appreciation
 (depreciation) of investments                           3,731,901           169,709         8,596,753      (16,105,086)
  Net realized and unrealized gain (loss)
   on investments                                        3,660,944          (481,991)      (60,797,844)     (39,389,194)
                                                      ------------      ------------      ------------     ------------
Increase (decrease) in net assets resulting
 from operations                                      $  6,672,029      $    (64,900)     $(47,687,409)    $(30,101,183)
                                                      ============      ============      ============     ============

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

STATEMENTS OF OPERATIONS for the six months ended December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                           Balanced             Convertible
                                                                             Fund                   Fund
                                                                         -------------         -------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $6,329 and $0, respectively)        $     610,174         $   2,605,817
Interest                                                                     2,536,242             5,558,394
                                                                         -------------         -------------
  Total Investment Income                                                    3,146,416             8,164,211
                                                                         -------------         -------------
EXPENSES:
Investment management fees                                                     505,702             1,835,770
Distribution fees:
  Class A                                                                      108,197               234,552
  Class B                                                                      196,792               730,689
  Class C                                                                      107,872               773,072
  Class Q                                                                          367               207,447
  Class T                                                                       43,931                    --
Transfer agent fees                                                             99,955               219,723
Shareholder reporting fees                                                      73,399                71,086
Registration and filing fees                                                    35,373                33,623
Recordkeeping and pricing fees                                                      --                30,689
Professional fees                                                               24,455                19,517
Custody fees                                                                     3,720                 9,605
Shareholder servicing fees                                                       5,107                 7,830
Directors' fees                                                                 10,082                 6,181
Insurance fees                                                                      --                   427
Miscellaneous fees                                                              15,653                 2,713
Interest and credit facility fees                                                   --                 4,904
                                                                         -------------         -------------
  Total expenses                                                             1,230,605             4,187,828
                                                                         -------------         -------------
Less waived and reimbursed fees/(recoupment)                                    77,654               (27,934)
                                                                         -------------         -------------
  Net expenses                                                               1,152,951             4,215,762
                                                                         -------------         -------------
Net investment income                                                        1,993,465             3,948,449
                                                                         -------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on investments                                       (502,718)           31,464,133
Net realized loss on foreign currency                                             (120)                   --
Net change in unrealized depreciation of investments                        (1,118,161)         (109,799,491)
                                                                         -------------         -------------
  Net realized and unrealized loss on investments                           (1,620,999)          (78,335,358)
                                                                         -------------         -------------
Increase (decrease) in net assets resulting from operations              $     372,466         $ (74,386,909)
                                                                         =============         =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       MagnaCap Fund                 LargeCap Leaders Fund
                                                               ------------------------------    ------------------------------
                                                                Six Months          Year          Six Months          Year
                                                                  Ended             Ended            Ended           Ended
                                                               December 31,       June 30,       December 31,       June 30,
                                                                   2000             2000             2000             2000
                                                               -------------    -------------    -------------    -------------
                                                                (unaudited)                       (unaudited)
Increase (decrease) in net assets from operations:
Net investment income (loss)                                   $     629,691    $   1,079,687    $      88,683    $    (315,614)
Net realized gain (loss) on investments                           22,096,881       29,968,024            3,736        2,990,062
Net change in unrealized appreciation (depreciation) of
 investments                                                      (6,793,132)     (35,597,984)         507,564       (1,997,225)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 operations                                                       15,933,440       (4,550,273)         599,983          677,223
Distributions to shareholders:
Net investment income
  Class A                                                         (1,640,900)              --               --               --
  Class B                                                            (22,115)              --               --               --
  Class C                                                               (945)              --               --               --
  Class M                                                             (4,557)              --               --               --
  Class Q                                                            (66,993)              --               --               --
  Retail Classes                                                          --       (1,051,329)              --               --
Net realized gain from investments                               (47,090,684)     (48,878,271)      (2,678,979)      (4,377,644)
                                                               -------------    -------------    -------------    -------------
Total distributions                                              (48,826,194)     (49,929,600)      (2,678,979)      (4,377,644)
                                                               -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                                  20,727,618      169,844,202        6,406,421       18,374,425
Shares resulting from dividend reinvestments                      40,311,960       45,853,052        2,114,804        4,014,953
                                                               -------------    -------------    -------------    -------------
                                                                  61,039,578      215,697,254        8,521,225       22,389,378
Cost of shares redeemed                                          (44,274,076)    (245,236,862)      (6,005,557)     (19,261,366)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                               16,765,502      (29,539,608)       2,515,668        3,128,012
Net increase (decrease) in net assets                            (16,127,252)     (84,019,481)         436,672         (572,409)
Net assets, beginning of period                                  417,667,984      501,687,465       37,807,986       38,380,395
                                                               -------------    -------------    -------------    -------------
Net assets, end of period                                      $ 401,540,732    $ 417,667,984    $  38,244,658    $  37,807,986
                                                               =============    =============    =============    =============
Undistributed net investment income (loss)                     $    (232,943)   $     872,876    $      88,683    $          --
                                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    LargeCap Growth Fund               MidCap Value Fund
                                                               ------------------------------    ------------------------------
                                                                Six Months          Year          Six Months          Year
                                                                  Ended            Ended             Ended           Ended
                                                               December 31,       June 30,       December 31,       June 30,
                                                                  2000              2000             2000             2000
                                                               -------------    -------------    -------------    -------------
                                                                (unaudited)                       (unaudited)
Increase (decrease) in net assets from operations:
Net investment income (loss)                                   $  (3,826,480)   $  (5,317,970)   $     (52,063)   $    (387,792)
Net realized gain (loss) on investments                          (53,416,827)      13,498,698         (452,799)       2,719,300
Net change in unrealized appreciation (depreciation) of
 investments                                                    (135,256,988)     147,558,169        1,602,614       (9,096,135)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 operations                                                     (192,500,295)     155,738,897        1,097,752       (6,764,627)
Distributions to shareholders:
Net investment income
  Class A                                                                 --               --               --               --
  Class B                                                                 --               --               --               --
  Class C                                                                 --               --               --               --
  Class M                                                                 --               --               --               --
  Class Q                                                                 --               --               --               --
  Retail Classes                                                          --               --               --         (275,268)
Net realized gain from investments                                (8,506,742)      (3,085,512)      (2,008,796)              --
                                                               -------------    -------------    -------------    -------------
Total distributions                                               (8,506,742)      (3,085,512)      (2,008,796)        (275,268)
                                                               -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                                 219,260,397      532,535,020       11,995,297        8,647,560
Shares resulting from dividend reinvestments                       5,063,112        2,521,879        1,654,564          249,416
                                                               -------------    -------------    -------------    -------------
                                                                 224,323,509      535,056,899       13,649,861        8,896,976
Cost of shares redeemed                                          (97,427,811)     (93,636,480)      (7,677,115)     (30,837,351)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                              126,895,698      441,420,419        5,972,746      (21,940,375)
Net increase (decrease) in net assets                            (74,111,339)     594,073,804        5,061,702      (28,980,270)
Net assets, beginning of period                                  697,037,752      102,963,948       31,415,470       60,395,740
                                                               -------------    -------------    -------------    -------------
Net assets, end of period                                      $ 622,926,413    $ 697,037,752    $  36,477,172    $  31,415,470
                                                               =============    =============    =============    =============
Undistributed net investment income (loss)                     $  (3,826,480)   $          --    $     (52,063)   $          --
                                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        MidCap Growth Fund               SmallCap Growth Fund
                                                  ------------------------------    ------------------------------
                                                   Six Months          Year          Six Months          Year
                                                     Ended            Ended            Ended            Ended
                                                  December 31,       June 30,       December 31,       June 30,
                                                      2000             2000             2000             2000
                                                  -------------    -------------    -------------    -------------
                                                   (unaudited)                       (unaudited)
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $  (3,238,590)   $  (6,452,374)   $  (3,538,019)   $  (7,259,094)
Net realized gain (loss) on investments              33,716,117       85,093,448       21,731,434       85,003,902
Net change in unrealized appreciation
 (depreciation) of investments                     (102,286,709)     119,946,995      (69,712,967)     102,235,975
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                    (71,809,182)     198,588,069      (51,519,552)     179,980,783
                                                  -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                                    --               --               --               --
  Class B                                                    --               --               --               --
  Class C                                                    --               --               --               --
  Class M                                                    --               --               --               --
  Class Q                                                    --               --               --               --
  Retail Classes                                             --               --               --               --
Net realized gain from investments                  (93,905,974)     (88,397,148)     (55,575,913)    (158,396,508)
                                                  -------------    -------------    -------------    -------------
Total distributions                                 (93,905,974)     (88,397,148)     (55,575,913)    (158,396,508)
                                                  -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    167,826,518      353,806,052      154,451,419      364,010,289
Shares resulting from dividend reinvestments         44,621,199       78,987,177       23,223,919      136,805,877
                                                  -------------    -------------    -------------    -------------
                                                    212,447,717      432,793,229      177,675,338      500,816,166
Cost of shares redeemed                            (105,993,699)    (281,762,942)    (132,263,654)    (331,453,908)
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    106,454,018      151,030,287       45,411,684      169,362,258
Net increase (decrease) in net assets               (59,261,138)     261,221,208      (61,683,781)     190,946,533
Net assets, beginning of period                     541,356,593      280,135,385      507,519,255      316,572,722
                                                  -------------    -------------    -------------    -------------
Net assets, end of period                         $ 482,095,455    $ 541,356,593    $ 445,835,474    $ 507,519,255
                                                  =============    =============    =============    =============
Undistributed net investment income (loss)        $  (3,238,590)   $          --    $  (3,538,019)   $          --
                                                  =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Government Securities Income Fund           Strategic Income Fund
                                                        ---------------------------------      ------------------------------
                                                            Six Months            Year            Six Months          Year
                                                              Ended              Ended               Ended            Ended
                                                           December 31,         June 30,         December 31,       June 30,
                                                               2000               2000               2000             2000
                                                          -------------      -------------      -------------    -------------
                                                           (unaudited)                           (unaudited)
Increase (decrease) in net assets from operations:
Net investment income                                     $   3,011,085      $   2,938,280      $     417,091    $     970,594
Net realized loss on investments                                (70,957)          (942,655)          (651,700)        (764,277)
Net change in unrealized appreciation
 (depreciation) of investments                                3,731,901            192,297            169,709          133,421
                                                          -------------      -------------      -------------    -------------
Net increase (decrease) in net assets resulting from
 operations                                                   6,672,029          2,187,922            (64,900)         339,738
                                                          -------------      -------------      -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                                    (1,523,390)                --            (96,316)              --
  Class B                                                      (889,840)                --           (153,744)              --
  Class C                                                       (97,169)                --           (140,829)              --
  Class M                                                       (13,932)                --            (10,397)              --
  Class Q                                                        (3,715)                --                 --               --
  Class T                                                      (581,164)                --                 --               --
  Retail Classes                                                     --         (2,747,609)                --         (951,573)
  Advisory and Institutional Classes                                 --                (51)                --          (14,213)
                                                          -------------      -------------      -------------    -------------
Total distributions                                          (3,109,210)        (2,747,660)          (401,286)        (965,786)
                                                          -------------      -------------      -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                            135,920,772         92,583,796         10,941,579       17,563,244
Net proceeds from shares issued in merger                            --                 --                 --               --
Shares resulting from dividend reinvestments                  1,874,264         82,467,112             30,251          496,450
                                                          -------------      -------------      -------------    -------------
                                                            137,795,036        175,050,908         10,971,830       18,059,694
Cost of shares redeemed                                    (123,158,412)       (95,368,858)        (9,218,070)     (22,583,786)
                                                          -------------      -------------      -------------    -------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                  14,636,624         79,682,050          1,753,760       (4,524,092)
Net increase (decrease) in net assets                        18,199,443         79,122,312          1,287,574       (5,150,140)
Net assets, beginning of period                             113,365,132         34,242,820         11,380,184       16,530,324
                                                          -------------      -------------      -------------    -------------
Net assets, end of period                                 $ 131,564,575      $ 113,365,132      $  12,667,758    $  11,380,184
                                                          =============      =============      =============    =============
Undistributed (overdistributed) net investment
 income                                                   $     (98,125)     $          --      $     507,044    $     491,239
                                                          =============      =============      =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               High Yield Fund                  High Yield Fund II
                                        ------------------------------    ------------------------------
                                          Six Months         Year           Six Months         Year
                                            Ended            Ended            Ended           Ended
                                         December 31,      June 30,        December 31,      June 30,
                                             2000            2000              2000            2000
                                        -------------    -------------    -------------    -------------
                                         (unaudited)                       (unaudited)
Increase (decrease) in net assets from
 operations:
Net investment income                   $  13,110,435    $  36,230,377    $   9,288,011    $  10,617,663
Net realized loss on investments and
 foreign currency                         (69,394,597)     (25,618,407)     (23,284,108)      (5,014,882)
Net change in unrealized appreciation
 (depreciation) of investments              8,596,753      (31,769,051)     (16,105,086)      (2,564,989)
                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                (47,687,409)     (21,157,081)     (30,101,183)       3,037,792
                                        -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                  (4,477,242)              --       (1,633,761)              --
  Class B                                 (10,433,433)              --       (4,920,527)              --
  Class C                                    (324,051)              --       (1,046,113)              --
  Class M                                    (649,371)              --               --               --
  Class Q                                        (961)              --         (205,395)              --
  Class T                                          --               --       (1,451,305)              --
  Retail Classes                                   --      (36,230,374)              --      (10,642,507)
  Advisory and Institutional Classes               --               (3)              --         (408,689)
Tax return of capital
  Retail Classes                                   --       (2,218,003)              --               --
                                        -------------    -------------    -------------    -------------
Total distributions                       (15,885,058)     (38,448,380)      (9,257,101)     (11,051,196)
                                        -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares           45,058,663      169,075,396       13,704,007       52,761,331
Net proceeds from shares issued in
 merger                                            --               --               --      142,232,354
Shares resulting from dividend
 reinvestments                              5,362,371       14,545,896        3,554,757        4,467,190
                                        -------------    -------------    -------------    -------------
                                           50,421,034      183,621,292       17,258,764      199,460,875
Cost of shares redeemed                   (91,714,239)    (237,672,115)     (47,315,458)     (72,762,619)
                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                             (41,293,205)     (54,050,823)     (30,056,694)     126,698,256
Net increase (decrease) in net assets    (104,865,672)    (113,656,284)     (69,414,978)     118,684,852
Net assets, beginning of period           304,147,676      417,803,960      199,209,051       80,524,199
                                        -------------    -------------    -------------    -------------
Net assets, end of period               $ 199,282,004    $ 304,147,676    $ 129,794,073    $ 199,209,051
                                        =============    =============    =============    =============
Undistributed (overdistributed) net
 investment income                      $  (2,774,623)   $          --    $    (226,043)   $          --
                                        =============    =============    =============    =============

* Fund commenced operations on July 12, 1999

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Balanced Fund                    Convertible Fund
                                                          ------------------------------    ------------------------------
                                                            Six Months          Year           Six Months          Year
                                                               Ended            Ended            Ended            Ended
                                                           December 31,       June 30,        December 31,       June 30,
                                                               2000             2000              2000             2000
                                                          -------------    -------------    -------------    -------------
                                                           (unaudited)                       (unaudited)
Increase (decrease) in net assets from operations:
Net investment income                                     $   1,993,465    $   1,744,544    $   3,948,449    $   4,826,371
Net realized gain (loss) on investments                        (502,718)      10,481,616       31,464,133       70,655,086
Net realized loss on foreign currency                              (120)              --               --               --
Net change in unrealized appreciation (depreciation)
 of investments                                              (1,118,161)     (17,791,175)    (109,799,491)      29,680,606
                                                          -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 operations                                                     372,466       (5,565,015)     (74,386,909)     105,162,063
                                                          -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                                    (1,650,212)              --       (2,216,541)              --
  Class B                                                      (752,555)              --       (1,521,323)              --
  Class C                                                      (514,309)              --       (1,752,931)              --
  Class Q                                                        (7,624)              --         (957,920)              --
  Class T                                                      (230,603)              --               --               --
  Retail Classes                                                     --         (788,708)              --       (2,701,792)
  Advisory and Institutional Classes                                 --           (4,652)              --         (450,509)
Net realized gain from investments                          (10,205,280)      (7,355,531)     (91,080,549)     (42,129,281)
                                                          -------------    -------------    -------------    -------------
Total distributions                                         (13,360,583)      (8,148,891)     (97,529,264)     (45,281,582)
                                                          -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                             12,027,261       14,115,466      121,273,131      220,047,461
Net proceeds from shares issued in merger                            --        6,982,714               --               --
Shares resulting from dividend reinvestments                 10,310,587      120,445,073       61,319,614       38,566,753
                                                          -------------    -------------    -------------    -------------
                                                             22,337,848      141,543,253      182,592,745      258,614,214
Cost of shares redeemed                                     (21,656,891)     (24,486,297)     (74,865,246)     (93,851,800)
                                                          -------------    -------------    -------------    -------------
Net increase in net assets resulting from capital share
 transactions                                                   680,957      117,056,956      107,727,499      164,762,414
Net increase (decrease) in net assets                       (12,307,160)     103,343,050      (64,188,674)     224,642,895
Net assets, beginning of period                             141,639,294       38,296,244      483,680,205      259,037,310
                                                          -------------    -------------    -------------    -------------
Net assets, end of period                                 $ 129,332,134    $ 141,639,294    $ 419,491,531    $ 483,680,205
                                                          =============    =============    =============    =============
Undistributed (overdistributed) net investment income     $    (151,922)   $   1,009,916    $     262,132    $   2,762,398
                                                          =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS
                                               PILGRIM MAGNACAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Six Months
                                                                   Ended        Nov. 22, 1999(1)
                                                                December 31,          to
                                                                   2000         June 30, 2000
                                                                   ----         -------------
Per Share Operating Performance:
 Net asset value, beginning of period                      $       15.84             16.26
 Income from investment operations:
 Net investment income                                     $        0.06              0.05
 Net realized and unrealized gain (loss) on investments    $        0.55             (0.47)
 Total from investment operations                          $        0.61             (0.42)
 Less distributions from:
 Net investment income                                     $        0.10                --
 Net realized gains on investments                         $        1.88                --
 Net asset value, end of period                            $       14.47             15.84
 Total Return(2):                                          %        4.02             (2.58)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $      11,033             9,928
 Ratios to average net assets:
 Expenses(3)                                               %        1.23              1.24
 Net investment income(3)                                  %        0.53              0.46
 Portfolio turnover                                        %          28                26

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM LARGECAP LEADERS FUND (UNAUDITED)                             HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Six Months     April 4,
                                                                   Ended       2000(1) to
                                                                December 31,    June 30,
                                                                    2000          2000
                                                                    ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period                       $      15.88         16.67
 Income from investment operations:
 Net investment income                                      $       0.02            --
 Net realized and unrealized gain (loss) on investments     $       0.23         (0.79)
 Total from investment operations                           $       0.25         (0.79)
 Less distributions from:
 Net realized gains on investments                          $       1.13            --
 Net asset value, end of period                             $      15.00         15.88
 Total Return(2):                                           %       1.65         (4.74)
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                         $        666           199
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)             %       1.58          1.75
 Gross expenses prior to expense reimbursement(3)           %       1.58          1.84
 Net investment income (loss) after expense
 reimbursement(3)(4)                                        %       0.54         (0.27)
 Portfolio turnover                                         %         16            39

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                              PILGRIM LARGECAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Six Months     Year     Three months    Year       July 21,
                                                                 Ended       Ended        Ended        Ended     1997(1) to
                                                              December 31,   June 30,    June 30,     March 31,   March 31,
                                                                  2000        2000        1999(2)       1999        1998
                                                                  ----        ----        -------       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $       43.71       28.43        25.24        15.66       12.50
 Income from investment operations:
 Net investment loss                                      $       (0.13)      (0.20)       (0.03)       (0.02)      (0.01)
 Net realized and unrealized gain (loss) on investments   $      (10.48)      15.86         3.22         9.87        3.26
 Total from investment operations                         $      (10.61)      15.66         3.19         9.85        3.25
 Less distributions from:
 Net investment income                                    $          --          --           --           --        0.01
 Net realized gains on investments                        $        0.46        0.38           --         0.27        0.08
 Net asset value, end of period                           $       32.64       43.71        28.43        25.24       15.66
 Total Return(3):                                         %      (24.33)      55.57        12.64        63.76       62.47
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                       $      17,688      24,838        6,044        4,908         799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %        1.18        1.26         1.23         1.26        1.25
 Gross expenses prior to expense reimbursement(4)         %        1.18        1.26         1.25         1.91       10.45
 Net investment loss after expense reimbursement(4)(5)    %       (0.57)      (0.77)       (0.36)       (0.28)      (0.62)
 Portfolio turnover                                       %         121         139           27          253         306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MIDCAP VALUE FUND (UNAUDITED)                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Six Months     January 3,
                                                                  Ended       2000(1) to
                                                               December 31,    June 30,
                                                                  2000           2000
                                                                  ----           ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $       14.29          13.53
 Income from investment operations:
 Net investment loss                                      $       (0.02)         (0.02)
 Net realized and unrealized gains on investments         $        0.47           0.78
 Total from investment operations                         $        0.45           0.76
 Less distributions from:
 Net realized gains on investments                        $        1.08             --
 Net asset value, end of period                           $       13.66          14.29
 Total Return(2):                                         %        3.50           5.62
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                       $          35            139
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)           %        1.69           1.75
 Gross expenses prior to expense reimbursement(3)         %        1.69           1.88
 Net investment loss after expense reimbursement(3)(4)    %       (0.08)         (0.49)
 Portfolio turnover                                       %          29            122

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM MIDCAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Six Months     Year    Three months
                                                                Ended       Ended       Ended            Year Ended March 31,
                                                             December 31,  June 30,    June 30,    --------------------------------
                                                                 2000        2000       1999(1)     1999     1998     1997    1996
                                                                 ----        ----       -------     ----     ----     ----    ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $      35.67       26.94       25.14      23.30    18.01    17.99   13.66
 Income from investment operations:
 Net investment loss                                      $      (0.08)      (0.29)      (0.06)     (0.12)   (0.21)   (0.04)  (0.07)
 Net realized and unrealized gain (loss) on investments   $      (4.10)      17.92        1.86       3.56     7.48     0.32    4.86
 Total from investment operations                         $      (4.18)      17.63        1.80       3.44     7.27     0.28    4.79
 Less distributions from:
 Net realized gains on investments                        $       5.96        8.90          --       1.60     1.98     0.26    0.46
 Net asset value, end of period                           $      25.53       35.67       26.94      25.14    23.30    18.01   17.99
 Total Return(2):                                         %     (12.43)      77.87        7.16      15.77    42.00     1.39   35.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $     19,622      19,792      19,383     14,350   12,204   13,115   4,274
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)           %       1.24        1.26        1.24       1.23     1.22     1.25    1.23
 Gross expenses prior to expense reimbursement(3)         %       1.24        1.26        1.25       1.31     1.95     1.84    2.84
 Net investment loss after expense reimbursement(3)(4)    %      (0.65)      (1.00)      (0.95)     (0.71)   (0.97)   (0.69)  (0.57)
 Portfolio turnover                                       %         29         148          55        154      200      153     114

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM SMALLCAP GROWTH FUND (UNAUDITED)                              HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Six Months     Year    Three months                          August 31,
                                                                Ended       Ended      Ended       Year Ended March 31,   1995(2) to
                                                             December 31,  June 30,   June 30,    ----------------------   March 31,
                                                                 2000        2000      1999(1)    1999     1998     1997     1996
                                                                 ----        ----      -------    ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $      20.47       21.19      18.56     19.27    13.19    14.16    12.50
 Income from investment operations:
 Net investment income (loss)                             $      (0.09)      (0.21)     (0.06)    (0.15)    0.03    (0.07)   (0.03)
 Net realized and unrealized gain (loss) on investments   $      (1.86)      10.30       2.69      0.22     6.16    (0.77)    1.69
 Total from investment operations                         $      (1.95)      10.09       2.63      0.07     6.19    (0.84)    1.66
 Less distributions from:
 Net realized gains on investments                        $       2.24       10.81         --      0.78     0.11     0.13       --
 Net asset value, end of period                           $      16.28       20.47      21.19     18.56    19.27    13.19    14.16
 Total Return(3):                                         %      (9.84)      61.08      14.17      0.96    47.01    (6.03)   13.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $     11,999      12,569     11,013     9,107   12,508    1,013      314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %       1.50        1.52       1.45      1.53     1.52     1.51     1.49
 Gross expenses prior to expense reimbursement(4)         %       1.50        1.57       1.49      1.63     2.39    10.79    37.86
 Net investment loss after expense reimbursement(4)(5)    %      (0.91)      (1.21)     (1.21)    (0.97)   (1.52)   (1.02)   (1.05)
 Portfolio turnover                                       %         63         127         32        90       92      113      130

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GOVERNMENT SECURITIES INCOME FUND (UNAUDITED)                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Six Months      April 5,
                                                                  Ended       2000(1) to
                                                               December 31,    June 30,
                                                                  2000           2000
                                                                  ----           ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $      11.94          11.88
 Income from investment operations:
 Net investment income                                     $       0.66           0.15
 Net realized and unrealized gain on investments           $       0.08           0.03
 Total from investment operations                          $       0.74           0.18
 Less distributions from:
 Net investment income                                     $       0.36           0.12
 Net asset value, end of period                            $      12.32          11.94
 Total Return(2):                                          %       6.35           0.94
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $        332             22
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %       1.08           1.35
 Gross expenses prior to expense reimbursement(3)          %       1.08           1.35
 Net investment income after expense reimbursement(3)(4)   %       5.70           5.87
 Portfolio turnover                                        %         31             44

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                             PILGRIM STRATEGIC INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Six Months      Year     Three months    July 27
                                                                 Ended        Ended        Ended      1998(1) to
                                                              December 31,   June 30,     June 30,     March 31,
                                                                  2000         2000        1999(2)       1999
                                                                  ----         ----        -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $      11.45        11.99        12.26        12.43
 Income from investment operations:
 Net investment income                                     $       0.31         0.94         0.25         0.48
 Net realized and unrealized loss on investments           $      (0.33)       (0.54)       (0.38)       (0.04)
 Total from investment operations                          $      (0.02)        0.40        (0.13)        0.44
 Less distributions from:
 Net investment income                                     $       0.40         0.94         0.14         0.50
 Net realized gains on investments                         $         --           --           --         0.11
 Net asset value, end of period                            $      11.03        11.45        11.99        12.26
 Total Return(3):                                          %      (0.15)        3.55         1.16         5.78
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $        227          228          171          314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       0.85         0.86         0.71         0.69
 Gross expenses prior to expense reimbursement(4)          %       2.01         2.54         1.37         1.74
 Net investment income after expense reimbursement(4)(5)   %       7.10         7.79         6.07         6.03
 Portfolio turnover                                        %         77          168           69          274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND (UNAUDITED)                                   HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Six Months     Year     From June 17
                                                                  Ended       Ended        thru
                                                               December 31,  June 30,    June 30,
                                                                   2000        2000       1999(1)
                                                                   ----        ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period                       $      5.60         5.93        5.91
 Income (loss) from investment operations:
 Net investment income                                      $      0.23         0.60        0.02
 Net realized and unrealized loss on investments            $     (1.03)       (0.33)         --
 Total from investment operation                            $     (0.80)       (0.27)       0.02
 Less distributions from:
 Net investment income                                      $      0.30         0.60          --
 Total distributions                                        $      0.30         0.60          --
 Net asset value, end of period                             $      4.50         5.60        5.93
 Total Return(2):                                           %    (19.20)       (5.29)       0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)                          $        --           --          --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)             %      1.02         1.05          --
 Gross expenses prior to expense reimbursement(3)           %      1.10         1.17          --
 Net investment income after expense reimbursement(3)(4)    %     10.92        10.41          --
 Portfolio turnover rate                                    %        71           89         184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3   Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM HIGH YIELD FUND II (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Six Months     Year    Three months     Year      March 27,
                                                                 Ended       Ended       Ended       Ended     1998(1) to
                                                              December 31,  June 30,    June 30,    March 31,   March 31,
                                                                  2000        2000       1999(2)      1999        1998
                                                                  ----        ----       -------      ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $      10.82       11.59       11.68       12.72       12.70
 Income from investment operations:
 Net investment income                                     $       0.57        1.20        0.30        1.16        0.01
 Net realized and unrealized gain (loss) on investments    $      (2.36)      (0.76)      (0.11)      (1.01)       0.01
 Total from investment operations                          $      (1.79)       0.44        0.19        0.15        0.02
 Less distributions from:
 Net investment income                                     $       0.57        1.21        0.28        1.19          --
 Net asset value, end of period                            $       8.46       10.82       11.59       11.68       12.72
 Total Return(3):                                          %     (17.01)       4.04        1.63        1.40        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $      1,442       6,882       3,229       6,502         567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       1.00        1.08        0.90        0.87        0.97
 Gross expenses prior to expense reimbursement(4)          %       1.22        1.27        1.17        1.28        0.97
 Net investment income after expense reimbursement(4)(5)   %      11.54       10.73        9.88       10.01        7.53
 Portfolio turnover                                        %         70         113          44         242         484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                     PILGRIM BALANCED FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Six Months     Year   Three Months                           August 31,
                                                                Ended       Ended     Ended       Year Ended March 31,    1995(1) to
                                                             December 31,  June 30,  June 30,    ----------------------    March 31,
                                                                 2000        2000     1999(2)    1999     1998     1997      1996
                                                                 ----        ----     -------    ----     ----     ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $      14.94       19.04     18.85     18.48    13.42    12.69     12.50
 Income from investment operations:
 Net investment income                                    $       0.27        0.54      0.11      0.44     0.30     0.24      0.15
 Net realized and unrealized gain (loss) on investments   $      (0.24)      (0.57)     0.16      2.50     5.07     0.73      0.19
 Total from investment operations                         $       0.03       (0.03)     0.27      2.94     5.37     0.97      0.34
 Less distributions from:
 Net investment income                                    $       0.36        0.40      0.08      0.50     0.31     0.24      0.15
 Net realized gains on investments                        $       1.15        3.67        --      2.07       --       --        --
 Net asset value, end of period                           $      13.46       14.94     19.04     18.85    18.48    13.42     12.69
 Total Return(3):                                         %      (0.18)      (0.60)     1.44     17.49    40.21     7.60      2.77
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)                 $        358         230       190       176      166       73         1
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)           %       1.13        1.30      1.25      1.25     1.26     1.26      1.25
 Gross expenses prior to expense reimbursement(4)         %       1.25        1.51      1.51      1.63    11.28   126.75  3,094.48
 Net investment income after expense reimbursement(4)(5)  %       3.48        3.36      2.30      2.41     4.09     2.15      2.16
 Portfolio turnover                                       %         27         173        63       165      260      213       197

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM CONVERTIBLE FUND (UNAUDITED)                                  HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Six Months     Year     Three Months                         August 31,
                                                                Ended       Ended        Ended     Year Ended March 31,   1995(2) to
                                                             December 31,  June 30,    June 30,    --------------------    March 31,
                                                                 2000        2000       1999(1)    1999    1998    1997      1996
                                                                 ----        ----       -------    ----    ----    ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $     26.85       22.51       21.22     18.47   15.19   13.72     12.50
 Income from investment operations:
 Net investment income                                     $      0.26        0.44        0.09      0.43    0.48    0.42      0.17
 Net realized and unrealized gain (loss) on investments    $     (3.80)       7.82        1.31      3.09    4.19    1.50      1.22
 Total from investment operations                          $     (3.54)       8.26        1.40      3.52    4.67    1.92      1.39
 Less distributions from:
 Net investment income                                     $      0.43        0.35        0.11      0.46    0.48    0.42      0.17
 Net realized gains on investments                         $      4.70        3.57          --      0.31    0.91    0.03        --
 Net asset value, end of period                            $     18.18       26.85       22.51     21.22   18.47   15.19     13.72
 Total Return(3):                                          %    (14.17)      40.36        6.62     19.66   31.54   14.13     11.13
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                  $    41,624      56,165      17,537     8,741   7,080   4,599     1,085
 Ratio to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                        %      1.25        1.25        1.23      1.23    1.22    1.25      1.25
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                           %      1.23        1.25        1.23      1.35    2.35    2.90      9.21
 Net investment income after expense reimbursement
 (recoupment)(4)(5)                                        %      2.10        1.88        2.04      2.37    5.99    3.29      3.59
 Portfolio turnover                                        %       109         129          28       138     160     167       145

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAF") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). Seven of the "Funds" in this report are: Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund. PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of three series (Portfolios). Two of the "Funds" in this report are: Pilgrim MidCap Value Fund and Pilgrim LargeCap Leaders Fund. Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, from Nicholas Applegate Capital Management to Pilgrim Investments, Inc. the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

On November 16, 1999 the Boards of Trustees and Directors of the following funds approved a plan of reorganization for the transfer of assets and liabilities of the following:

* Pilgrim Government Securities Fund into the Pilgrim Government Securities Income Fund

*    Pilgrim High Yield III Fund into the Pilgrim High Yield II Fund, and

* Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund into the Pilgrim Balanced Fund

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

This plan of reorganization was subsequently approved by shareholders on March 20, 2000 and effective on March 31, 2000 the transfer of all assets and liabilites between the respective Funds was accomplished through a tax free exchange of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices, (Pilgrim High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at December 31, 2000.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually       Semi-Annually         Quarterly         Monthly
     --------       -------------         ---------         -------
     LargeCap       MagnaCap              Balanced          Strategic
      Leaders                             Convertible        Income
     LargeCap                                               Government
      Growth                                                 Securities
     MidCap                                                  Income
      Value                                                 High Yield
     MidCap                                                 High
      Growth                                                 Yield II
     SmallCap
      Growth

     Pilgrim High Yield II declares and goes ex-dividend daily and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of the MidCap Value Fund under the Investment Company Act of 1940 and the Securities Act of 1933 were amortized a period of five years from the date of commencement of its operations.

J. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended December 31, 2000, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                     Purchases           Sales
                                    ------------      ------------
MagnaCap Fund                       $110,309,655      $144,488,715
LargeCap Leaders Fund                  5,585,639         7,625,618
LargeCap Growth Fund                 793,013,788       772,454,906
MidCap Value Fund                     11,435,615         7,725,366
MidCap Growth                        476,465,378       495,757,948
SmallCap Growth Fund                 286,484,714       315,600,216
Government Securities Income Fund     38,800,560        34,187,425
Strategic Income Fund                 10,562,547         8,972,231
High Yield Fund                      155,771,369       193,640,778
High Yield Fund II                   104,451,199       115,869,117
Balanced Fund                         35,634,549        42,947,179
Convertible Fund                     520,570,740       500,852,602

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For SmallCap Growth -- 1.00%; for LargeCap Leaders and MidCap Value -- 0.85%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Government Securities Income -- 0.50% for the first $500 million, 0.45% of the next $500 million and 0.40% in excess of $1.0 billion.

NOTE 5 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                      Class A   Class B   Class C   Class M   Class Q   Class T
                      -------   -------   -------   -------   -------   -------
MagnaCap                0.30%     1.00%     1.00%     0.75%     0.25%      N/A
LargeCap Leaders        0.25      1.00      1.00      0.75      0.25       N/A
LargeCap Growth         0.35      1.00      1.00       N/A      0.25       N/A
MidCap Value            0.25      1.00      1.00      0.75      0.25       N/A
MidCap Growth           0.35      1.00      1.00       N/A      0.25       N/A
SmallCap Growth         0.35      1.00      1.00       N/A      0.25       N/A
Government
  Securities
  Income                0.25      1.00      1.00      0.75      0.25      0.65%
Strategic Income        0.35      0.75      0.75       N/A      0.25       N/A
High Yield              0.25      1.00      1.00      0.75      0.25       N/A
High Yield II           0.35      1.00      1.00       N/A      0.25      0.65
Balanced                0.35      1.00      1.00       N/A      0.25      0.75
Convertible             0.35      1.00      1.00       N/A      0.25       N/A

For the six months ended December 31, 2000 the Funds paid the following distribution fees by class to the Distributor.

                    Class A      Class B       Class C      Class M     Class Q      Class T
                    --------    ----------    ----------    -------    ----------    -------
MagnaCap            $453,210    $  427,228    $   20,538    $48,049    $   13,239        N/A
LargeCap Leaders      12,482       105,507         7,832     17,097           516        N/A
LargeCap Growth      340,757     1,649,923       787,941        N/A        29,610        N/A
MidCap Value          11,850        74,516         6,615     13,167           141        N/A
MidCap Growth        274,848       606,339     1,246,265        N/A        26,047        N/A
SmallCap Growth      204,832       370,534       833,646        N/A           N/A        N/A
Government
  Securities
  Income              65,207       170,873        19,796      1,910           187    $65,876
Strategic Income       5,192        18,386        16,674        N/A           302        N/A
High Yield            86,196       852,536        26,439     38,770            19        N/A
High Yield II         50,180       457,981        97,502        N/A         4,567     85,110
Balanced              78,313       149,073        91,745        N/A           N/A     37,875
Convertible          167,476       547,944       579,472        N/A           N/A        N/A

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 6 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with ING Pilgrim Group, Inc. ("IPGI") whereby IPGI will act as Shareholder Service Agent for each Fund. The agreement provides that IPGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the six months ended December 31, 2000 are shown in the accompanying Statements of Operations.

NOTE 7 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                       Class A   Class B   Class C   Class M   Class Q   Class T
                       -------   -------   -------   -------   -------   -------
LargeCap Leaders         1.75%     2.50%     2.50%     2.25%     1.75%      N/A
LargeCap Growth          1.60      2.25      2.25       N/A      1.25       N/A
MidCap Value             1.75      2.50      2.50      2.25      1.75       N/A
MidCap Growth            1.60      2.25      2.25       N/A      1.25       N/A
SmallCap Growth          1.95      2.60      2.60       N/A      1.50       N/A
Government
  Securities
  Income                   (1)       (1)       (1)       (1)       (1)       (1)
Strategic Income         0.95      1.35      1.35       N/A      0.85       N/A
High Yield               1.10      1.85      1.85      1.60      1.10       N/A

                       Class A   Class B   Class C   Class M   Class Q   Class T
                       -------   -------   -------   -------   -------   -------
High Yield II            1.10      1.75      1.75       N/A      1.00      1.40%
Balanced                 1.60      2.25      2.25       N/A      1.25      1.75
Convertible              1.60      2.25      2.25       N/A      1.25       N/A

----------
(1) The Investment Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees in excess of 0.25% which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitations cannot be changed without shareholder approval.

NOTE 8 -- LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Advisor, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 2000, the Funds did not have any loans outstanding.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                       Class A Shares                     Class B Shares
                               ------------------------------     -----------------------------
                                 Six Months          Year          Six Months          Year
                                    Ended            Ended           Ended            Ended
                                December 31,       June 30,       December 31,       June 30,
                                    2000             2000             2000             2000
                               ------------     -------------     ------------     ------------
MagnaCap Fund
 (Number of Shares)
Shares sold                         788,987         8,302,663          363,356        1,126,639
Shares issued as
 reinvestments of dividends       2,066,846         2,042,086          547,903          670,172
Shares redeemed                  (1,811,315)      (11,985,501)        (819,184)      (2,847,837)
                               ------------     -------------     ------------     ------------
Net increase (decrease)
 in shares outstanding            1,044,518        (1,640,752)          92,075       (1,051,026)
                               ============     =============     ============     ============
MagnaCap Fund ($)
Shares sold                    $ 11,946,238     $ 134,588,976     $  5,351,285     $ 18,234,831
Shares issued as
 reinvestments of dividends      29,598,142        33,390,241        7,628,566       10,716,050
Shares redeemed                 (28,674,109)     (193,866,999)    $(12,525,418)     (44,525,122)
                               ------------     -------------     ------------     ------------
Net increase (decrease)
 in shares outstanding         $ 12,870,271     $ (25,887,782)    $    454,433     $(15,574,241)
                               ============     =============     ============     ============

                                      Class C Shares                 Class M Shares                   Class Q Shares
                               ---------------------------     ---------------------------    -----------------------------
                                Six Months         Year         Six Months         Year        Six Months
                                   Ended          Ended           Ended           Ended           Ended       Nov. 22, 1999
                               December 31,      June 30,      December 31,      June 30,     December 31,         to
                                   2000            2000            2000            2000           2000        June 30, 2000
                               -----------     -----------     -----------     -----------    -----------     -------------
MagnaCap Fund
 (Number of Shares)
Shares sold                        128,844         355,043          13,778          71,735         82,316          627,893
Shares issued as
 reinvestments of dividends         29,256          13,431          95,725          94,820         92,505               --
Shares redeemed                    (44,326)       (166,071)       (111,360)       (265,773)       (38,829)          (1,149)
                               -----------     -----------     -----------     -----------    -----------     ------------
Net increase (decrease)
 in shares outstanding             113,774         202,403          (1,857)        (99,218)       135,992          626,744
                               ===========     ===========     ===========     ===========    ===========     ============
MagnaCap Fund ($)
Shares sold                    $ 1,909,403     $ 5,649,398     $   212,336     $ 1,164,803    $ 1,308,356     $ 10,206,194
Shares issued as
 reinvestments of dividends        407,606         214,760       1,353,961       1,532,001      1,323,685               --
Shares redeemed                   (668,475)     (2,597,664)     (1,756,645)     (4,228,665)      (649,429)         (18,412)
                               -----------     -----------     -----------     -----------    -----------     ------------
Net increase (decrease)
 in shares outstanding         $ 1,648,534     $ 3,266,494     $  (190,348)    $(1,531,861)   $ 1,982,612     $ 10,187,782
                               ===========     ===========     ===========     ===========    ===========     ============

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                       Class A Shares                   Class B Shares
                                 ---------------------------     ----------------------------
                                  Six Months         Year         Six Months         Year
                                    Ended           Ended           Ended            Ended
                                 December 31,      June 30,      December 31,      June 30,
                                     2000            2000            2000            2000
                                 -----------     -----------     -----------     ------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                           98,957         301,942         205,661          559,630
Shares issued as reinvestment
 of dividends                         38,731          58,405          77,765          160,941
Shares redeemed                     (109,836)       (219,637)       (206,229)        (745,133)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding                   27,852         140,710          77,197          (24,562)
                                 ===========     ===========     ===========     ============
LargeCap Leaders Fund ($)
Shares sold                      $ 1,593,089     $ 4,943,290     $ 3,009,571     $  8,870,343
Shares issued as reinvestment
 of dividends                        577,497         929,814       1,110,520        2,481,716
Shares redeemed                   (1,751,486)     (3,554,645)     (3,202,473)     (11,733,890)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding              $   419,100     $ 2,318,459     $   917,618     $   (381,831)
                                 ===========     ===========     ===========     ============


                                       Class C Shares               Class M Shares                Class Q Shares
                                --------------------------    -------------------------     -----------------------
                                 Six Months        Year        Six Months        Year        Six Months      Year
                                    Ended         Ended           Ended         Ended           Ended        Ended
                                December 31,     June 30,     December 31,     June 30,     December 31,   June 30,
                                    2000           2000           2000           2000           2000         2000
                                 ---------     -----------     ---------     -----------     ---------     ---------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                         64,927         226,352         5,000          47,521        47,877        13,049
Shares issued as reinvestment
 of dividends                        5,847             664        20,536          38,024         3,017            --
Shares redeemed                    (15,963)       (138,012)      (31,023)       (115,601)      (19,035)         (515)
                                 ---------     -----------     ---------     -----------     ---------     ---------
Net increase (decrease) in
 shares outstanding                 54,811          89,004        (5,487)        (30,056)       31,859        12,534
                                 =========     ===========     =========     ===========     =========     =========
LargeCap Leaders Fund ($)
Shares sold                      $ 965,308     $ 3,583,768     $  77,567     $   764,132     $ 760,886     $ 212,892
Shares issued as reinvestment
 of dividends                       83,608          10,256       298,196         593,167        44,983            --
Shares redeemed                   (245,266)     (2,131,218)     (489,598)     (1,833,459)     (316,734)       (8,154)
                                 ---------     -----------     ---------     -----------     ---------     ---------
Net increase (decrease) in
 shares outstanding              $ 803,650     $ 1,462,806     $(113,835)    $  (476,160)    $ 489,135     $ 204,738
                                 =========     ===========     =========     ===========     =========     =========

                                          Class A Shares                     Class B Shares
                                  ------------------------------     ------------------------------
                                   Six Months          Year           Six Months          Year
                                      Ended            Ended             Ended            Ended
                                  December 31,       June 30,        December 31,       June 30,
                                      2000             2000              2000             2000
                                  ------------     -------------     ------------     -------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          2,092,343         4,427,459        1,989,330         6,775,370
Shares issued as reinvestments
 of dividends                           47,168            21,754           61,219            38,999
Shares redeemed                     (1,178,461)       (1,201,487)        (804,972)         (796,940)
                                  ------------     -------------     ------------     -------------
Net increase in shares
 outstanding                           961,050         3,247,726        1,245,577         6,017,429
                                  ============     =============     ============     =============
LargeCap Growth Fund ($)
Shares sold                       $ 81,911,233     $ 159,716,404     $ 76,887,747     $ 236,388,229
Shares issued as reinvestments
 of dividends                        1,672,129           708,311        2,155,565         1,276,968
Shares redeemed                    (44,671,867)      (45,373,374)     (30,913,181)      (30,088,529)
                                  ------------     -------------     ------------     -------------
Net increase in shares
 outstanding                      $ 38,911,495     $ 115,051,341     $ 48,130,131     $ 207,576,668
                                  ============     =============     ============     =============

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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                            Class C Shares                 Class Q Shares
                                  ------------------------------     ----------------------------
                                   Six Months          Year           Six Months        Year
                                     Ended             Ended            Ended           Ended
                                  December 31,        June 30,       December 31,      June 30,
                                      2000              2000             2000            2000
                                  ------------     -------------     -----------     ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          1,497,965         3,308,222          86,441          424,166
Shares issued as reinvestments
 of dividends                           28,132            13,490           6,871            2,730
Shares redeemed                       (459,874)         (388,728)       (119,686)         (71,210)
                                  ------------     -------------     -----------     ------------
Net increase (decrease) in
 shares outstanding                  1,066,223         2,932,984         (26,374)         355,686
                                  ============     =============     ===========     ============
LargeCap Growth Fund ($)
Shares sold                       $ 56,897,070     $ 120,907,907     $ 3,564,346     $ 15,522,480
Shares issued as reinvestments
 of dividends                          988,414           443,449         247,005           93,151
Shares redeemed                    (17,422,833)      (15,356,494)     (4,419,930)      (2,818,083)
                                  ------------     -------------     -----------     ------------
Net increase (decrease) in
 shares outstanding               $ 40,462,651     $ 105,994,862     $  (608,579)    $ 12,797,548
                                  ============     =============     ===========     ============

                                       Class A Shares                   Class B Shares                  Class C Shares
                                 ---------------------------     ----------------------------    ----------------------------
                                  Six Months         Year         Six Months         Year         Six Months        Year
                                    Ended           Ended           Ended           Ended           Ended           Ended
                                 December 31,      June 30,      December 31,      June 30,       December 31,     June 30,
                                    2000             2000            2000            2000            2000            2000
                                 -----------     -----------     -----------     ------------     -----------     -----------
MidCap Value Fund
 (Number of Shares)
Shares sold                          725,096         162,042         105,622          196,849          73,143         197,031
Shares issued as reinvestment
 of dividends                         34,671           5,045          70,336           10,124           5,839              50
Shares redeemed                     (193,542)       (736,267)       (176,598)      (1,110,013)       (133,620)         (5,154)
                                 -----------     -----------     -----------     ------------     -----------     -----------
Net increase (decrease) in
 shares outstanding                  566,225        (569,180)           (640)         903,040         (54,638)        191,927
                                 ===========     ===========     ===========     ============     ===========     ===========
MidCap Value Fund ($)
Shares sold                      $ 9,553,437     $ 2,287,701     $ 1,374,672     $  2,617,803     $   941,521     $ 2,726,555
Shares issued as reinvestment
 of dividends                        456,631          69,464         887,644          135,051          73,695             671
Shares redeemed                   (2,699,364)     (9,944,036)     (2,387,574)     (14,482,052)     (1,769,121)        (67,227)
                                 -----------     -----------     -----------     ------------     -----------     -----------
Net increase (decrease) in
 shares outstanding              $ 7,310,704     $(7,586,871)    $  (125,258)    $(11,729,198)    $  (753,905)    $ 2,659,999
                                 ===========     ===========     ===========     ============     ===========     ===========

                                        Class M Shares                  Class Q Shares
                               --------------------------------   --------------------------
                                 Six Months           Year          Six Months        Year
                                    Ended            Ended             Ended         Ended
                                December 31,        June 30,       December 31,     June 30,
                                    2000              2000             2000           2000
                               --------------   ---------------   --------------   ---------
MidCap Value Fund
 (Number of Shares)
Shares sold                           9,090            65,235               0         9,749
Shares issued as reinvestment
 of dividends                        18,358             3,293             193           --
Shares redeemed                     (52,761)         (476,778)         (7,391)          --
                                    -------          --------          ------         -----
Net increase (decrease) in
 shares outstanding                 (25,313)         (408,250)         (7,198)        9,749
                                    =======          ========          ======         =====
MidCap Value Fund ($)
Shares sold                      $  125,667      $    881,691       $      --       133,810
Shares issued as reinvestment
 of dividends                       234,242            44,230           2,352           --
Shares redeemed                    (725,343)       (6,344,036)        (95,713)          --
                                 ----------      ------------       ---------       -------
Net increase (decrease) in
 shares outstanding              $ (365,434)     $ (5,418,115)      $ (93,361)      133,810
                                 ==========      ============       =========       =======

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 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                          Class A Shares                    Class B Shares
                                  ------------------------------     -----------------------------
                                   Six Months           Year          Six Months          Year
                                      Ended            Ended             Ended           Ended
                                  December 31,        June 30,       December 31,       June 30,
                                      2000              2000             2000             2000
                                  ------------     -------------     ------------     ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          3,711,827         9,111,415        1,314,258        1,509,894
Shares issued as reinvestments
 of dividends                          730,596           974,160          562,821          643,222
Shares redeemed                     (3,488,208)       (7,669,485)        (490,761)        (591,401)
                                  ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                           954,215         2,416,090        1,386,318        1,561,715
                                  ============     =============     ============     ============
MidCap Growth Fund ($)
Shares sold                       $ 81,793,409     $ 250,678,628     $ 32,903,629     $ 49,598,444
Shares issued as reinvestments
 of dividends                       15,356,798        19,950,802       13,845,392       15,501,828
Shares redeemed                    (75,319,805)     (210,070,998)     (11,073,911)     (18,149,395)
                                  ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                      $ 21,830,402     $  60,558,432     $ 35,675,110     $ 46,950,877
                                  ============     =============     ============     ============

                                            Class C Shares                      Class Q Shares
                                  ------------------------------     -----------------------------
                                   Six Months           Year          Six Months          Year
                                      Ended            Ended             Ended           Ended
                                  December 31,        June 30,       December 31,       June 30,
                                      2000              2000             2000             2000
                                  ------------     -------------     ------------     ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          2,392,132        1,413,615         242,799          428,283
Shares issued as reinvestments
 of dividends                          612,243        2,159,370         135,012          102,573
Shares redeemed                       (973,515)      (1,287,410)       (122,419)        (695,575)
                                  ------------     ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding                  2,030,860        2,285,575         255,392         (164,719)
                                  ============     ============     ===========     ============
MidCap Growth Fund ($)
Shares sold                       $ 47,239,580     $ 37,423,320     $ 5,889,900     $ 16,105,660
Shares issued as reinvestments
 of dividends                       11,822,295       40,876,879       3,596,714        2,657,668
Shares redeemed                    (16,420,502)     (31,578,669)     (3,179,481)     (21,963,880)
                                  ------------     ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding               $ 42,641,373     $ 46,721,530     $ 6,307,133     $ (3,200,552)
                                  ============     ============     ===========     ============

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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                           Class A Shares                   Class B Shares
                                  ------------------------------     -----------------------------
                                   Six Months           Year           Six Months          Year
                                      Ended            Ended              Ended           Ended
                                  December 31,        June 30,        December 31,       June 30,
                                      2000              2000              2000             2000
                                  -------------     -------------     ------------     ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                       $   5,842,720        15,288,354          894,480        1,419,656
Shares issued as reinvestments
 of dividends                           552,081         3,070,550          350,679        1,314,209
Shares redeemed                      (5,506,185)      (14,588,761)        (474,604)        (566,759)
                                  -------------     -------------     ------------     ------------
Net increase in shares
 outstanding                            888,616         3,770,143          770,555        2,167,106
                                  =============     =============     ============     ============
SmallCap Growth Fund ($)
Shares sold                       $ 101,914,249     $ 278,913,445     $ 18,725,404     $ 34,348,864
Shares issued as reinvestments
 of dividends                         8,314,343        44,737,909        6,596,272       23,529,097
Shares redeemed                     (97,227,250)     (268,674,614)      (9,667,834)     (13,214,538)
                                  -------------     -------------     ------------     ------------
Net increase in shares
 outstanding                      $  13,001,342     $  54,976,740     $ 15,653,842     $ 44,663,423
                                  =============     =============     ============     ============

                                           Class C Shares                  Class Q Shares
                                  ------------------------------    ----------------------------
                                   Six Months          Year          Six Months         Year
                                      Ended           Ended             Ended          Ended
                                  December 31,       June 30,       December 31,      June 30,
                                      2000             2000             2000            2000
                                  ------------     ------------     -----------     ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                          1,858,749        1,763,791         267,292          752,728
Shares issued as reinvestments
 of dividends                          471,155        4,523,712          82,164          226,472
Shares redeemed                     (1,331,049)      (1,707,156)       (226,611)        (884,884)
                                  ------------     ------------     -----------     ------------
Net increase in shares
 outstanding                           998,855        4,580,347         122,845           94,316
                                  ============     ============     ===========     ============
SmallCap Growth Fund ($)
Shares sold                       $ 28,760,990     $ 33,117,558     $ 5,050,776     $ 17,630,422
Shares issued as reinvestments
 of dividends                        6,935,409       64,870,028       1,377,895        3,668,843
Shares redeemed                    (21,172,914)     (30,746,993)     (4,195,656)     (18,817,763)
                                  ------------     ------------     -----------     ------------
Net increase in shares
 outstanding                      $ 14,523,485     $ 67,240,594     $ 2,233,015        2,481,502
                                  ============     ============     ===========     ============

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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                      Class A Shares                    Class B Shares
                              ------------------------------     ------------------------------
                                Six Months           Year           Six Months          Year
                                  Ended             Ended             Ended             Ended
                               December 31,         June 30,       December 31,        June 30,
                                   2000              2000              2000              2000
                               -------------     -------------     ------------     -------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                        9,390,771         6,308,160        1,100,920           776,377
Shares issued in merger                   --         2,562,644               --         1,997,672
Shares issued as
  reinvestment of dividends           71,043            64,916           41,562            33,839
Shares redeemed                   (8,704,132)       (6,095,948)        (710,676)         (983,135)
                               -------------     -------------     ------------     -------------
Net increase in shares
  outstanding                        757,682         2,839,772          431,806         1,824,753
                               =============     =============     ============     =============
Government Securities
 Income Fund ($)
Shares sold                    $ 113,539,206     $  74,777,810     $ 13,323,414     $   9,254,431
Shares issued in merger                   --        30,325,611               --        23,574,822
Shares issued as
  reinvestment of dividends          852,840           773,501          496,955           401,442
Shares redeemed                 (104,971,738)      (72,308,346)      (8,543,847)      (11,700,469)
                               -------------     -------------     ------------     -------------
Net increase in shares
  outstanding                  $   9,420,308     $  33,568,576     $  5,276,522     $  21,530,226
                               =============     =============     ============     =============

                                               Class C                       Class M
                                   -----------------------------   -----------------------------
                                   Six Months ended   Year Ended   Six Months ended   Year Ended
                                     December 31,      June 30,      December 31,      June 30,
                                        2000             2000           2000             2000
                                     -----------     -----------     -----------     ------------
Government Securities Income Fund
  (Number of Shares)
Shares sold                              706,074         674,348           2,059           28,709
Shares issued in merger                       --         135,166              --               --
Shares issued as reinvestment
  of dividends                             4,878           2,322             534            1,916
Shares redeemed                         (334,415)       (641,939)         (4,455)         (48,662)
                                     -----------     -----------     -----------     ------------
Net increase (decrease) in
  shares outstanding                     376,537         169,897          (1,862)         (18,037)
                                     ===========     ===========     ===========     ============
Government Securities
  Income Fund ($)
Shares sold                          $ 8,577,586     $ 8,182,795     $    24,838     $    345,778
Shares issued in merger                       --       1,611,381              --               --
Shares issued as reinvestment
  of dividends                            58,875          27,745           6,392           22,982
Shares redeemed                       (4,057,830)     (7,762,416)        (53,785)        (581,080)
                                     -----------     -----------     -----------     ------------
Net increase (decrease) in shares
  outstanding                        $ 4,578,631     $ 2,059,505     $   (22,555)    $   (212,320)
                                     ===========     ===========     ===========     ============

                                          Class Q Shares                  Class T Shares
                                   -----------------------------   -----------------------------
                                   Six Months ended   Year Ended   Six Months ended   Year Ended
                                     December 31,      June 30,      December 31,      June 30,
                                        2000             2000           2000             2000
                                     -----------     -----------     -----------     ------------
Government Securities Income Fund
  (Number of Shares)
Shares sold                               34,351           1,851           3,383              116
Shares issued in merger                       --              --              --        2,165,118
Shares issued as reinvestment
  of dividends                               313               4          38,083           15,202
Shares redeemed                           (9,518)            (36)       (452,564)        (255,997)
                                     -----------     -----------     -----------     ------------
Net increase (decrease) in
  shares outstanding                      25,146           1,819        (411,098)       1,924,439
                                     ===========     ===========     ===========     ============
Government Securities
 Income Fund ($)
Shares sold                          $   415,030     $    21,936     $    40,698     $      1,046
Shares issued in merger                       --              --              --       25,550,874
Shares issued as reinvestment
  of dividends                             3,715              50         455,487          178,704
Shares redeemed                         (114,939)           (418)     (5,416,273)      (3,016,129)
                                     -----------     -----------     -----------     ------------
Net increase (decrease) in
  shares outstanding                 $   303,806     $    21,568     $(4,920,088)    $ 22,714,495
                                     ===========     ===========     ===========     ============

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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Class A Shares               Class B Shares
                                                 --------------------------     -------------------------
                                                  Six Months       Year          Six Months     Year
                                                    Ended         Ended            Ended        Ended
                                                 December 31,    June 30,       December 31,   June 30,
                                                     2000          2000            2000          2000
                                                 ----------     -----------     ---------     -----------
Strategic Income Fund (Number of Shares)
Shares sold                                         22,607          604,669        54,612         235,490
Shares issued in merger                                 --               --            --              --
Shares issued as reinvestment of dividends             799           11,483         1,135          16,764
Shares redeemed                                     (2,224)        (607,655)       (7,162)       (333,238)
                                                 ---------     ------------     ---------     -----------
Net increase (decrease) in shares outstanding       21,182            8,497        48,585         (80,984)
                                                 =========     ============     =========     ===========
Strategic Income Fund ($)
Shares sold                                      $ 262,611     $  7,329,922     $ 617,930     $ 2,807,321
Shares issued in merger                                 --               --            --              --
Shares issued as reinvestment of dividends           9,091          139,358        12,627         199,456
Shares redeemed                                    (25,834)      (7,363,256)      (81,221)     (3,971,439)
                                                 ---------     ------------     ---------     -----------
Net increase (decrease) in shares outstanding    $ 245,868     $    106,024     $ 549,336     $  (964,662)
                                                 =========     ============     =========     ===========

                                                         Class C Shares               Class Q Shares
                                                  --------------------------     -------------------------
                                                   Six Months       Year          Six Months     Year
                                                     Ended         Ended            Ended        Ended
                                                  December 31,    June 30,       December 31,   June 30,
                                                      2000          2000            2000          2000
                                                  ----------     -----------     ---------     -----------
Strategic Income Fund (Number of Shares)
Shares sold                                         33,228          594,925            --           5,652
Shares issued in merger                                 --               --            --              --
Shares issued as reinvestment of dividends             627           11,584           116           1,233
Shares redeemed                                    (28,164)        (905,931)           --          (1,293)
                                                 ---------     ------------     ---------     -----------
Net increase (decrease) in shares outstanding        5,691         (299,422)          116           5,592
                                                 =========     ============     =========     ===========
Strategic Income Fund ($)
Shares sold                                      $ 394,097     $  7,361,851            --     $    64,150
Shares issued in merger                                 --               --            --              --
Shares issued as reinvestment of dividends           7,282          143,424     $   1,251          14,212
Shares redeemed                                   (331,778)     (11,234,101)           --         (14,990)
                                                 ---------     ------------     ---------     -----------
Net increase (decrease) in shares outstanding    $  69,601     $ (3,728,826)    $   1,251     $    63,372
                                                 =========     ============     =========     ===========

(1) Classes commenced operations on 7/27/98.

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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                         Class A Shares                     Class B Shares
                                                 ------------------------------     -----------------------------
                                                  Six Months          Year           Six Months          Year
                                                    Ended             Ended            Ended             Ended
                                                   Dec. 31,         June 30,          Dec. 31,         June 30,
                                                     2000             2000              2000             2000
                                                 ------------     -------------     ------------     ------------
High Yield Fund (Number of Shares)
Shares sold                                         5,656,616        18,403,831        2,572,847       10,007,643
Shares issued as reinvestment of dividends            413,075           992,628          674,880        1,441,815
Shares redeemed                                    (9,505,367)      (24,529,807)      (8,318,780)     (15,933,643)
                                                 ------------     -------------     ------------     ------------
Net increase (decrease) in shares outstanding      (3,435,676)       (5,133,348)      (5,071,053)      (4,484,185)
                                                 ============     =============     ============     ============
High Yield Fund ($)
Shares sold                                      $ 25,777,299     $  97,912,317     $ 11,428,764     $ 55,282,605
Shares issued as reinvestment of dividends          1,878,729         5,460,638        3,051,208        7,894,426
Shares redeemed                                   (43,410,499)     (131,398,105)     (36,830,386)     (86,943,865)
                                                 ------------     -------------     ------------     ------------
Net increase (decrease) in shares outstanding    $(15,754,471)    $ (28,025,150)    $(22,350,414)    $(23,766,834)
                                                 ============     =============     ============     ============


                                                         Class C Shares                    Class M Shares
                                                 ------------------------------     -----------------------------
                                                  Six Months          Year           Six Months          Year
                                                    Ended             Ended            Ended             Ended
                                                   Dec. 31,         June 30,          Dec. 31,         June 30,
                                                     2000             2000              2000             2000
                                                 ------------     -------------     ------------     ------------
High Yield Fund (Number of Shares)
Shares sold                                        1,692,720        2,837,111             14,313          127,747
Shares issued as reinvestment of dividends            23,380           28,522             71,976          188,400
Shares redeemed                                   (1,814,860)      (1,778,397)          (731,895)      (1,858,983)
                                                 -----------     ------------        -----------     ------------
Net increase (decrease) in shares outstanding        (98,760)       1,087,236           (645,606)      (1,542,836)
                                                 ===========     ============        ===========     ============
High Yield Fund ($)
Shares sold                                      $ 7,770,423     $ 15,174,843        $    63,057     $    705,631
Shares issued as reinvestment of dividends           105,189          153,864            326,284        1,036,966
Shares redeemed                                   (8,259,290)      (9,243,746)        (3,198,152)     (10,086,399)
                                                 -----------     ------------        -----------     ------------
Net increase (decrease) in shares outstanding    $  (383,678)    $  6,084,961        $(2,808,811)    $ (8,343,802)
                                                 ===========     ============        ===========     ============

                                                        Class Q Shares
                                               --------------------------------
                                                Six Months Ended     Year Ended
                                                  December 31,        June 30,
                                                      2000              2000
                                                   ---------           ------
High Yield Fund (Number of Shares)
Shares sold                                            3,863              --
Shares issued as reinvestment of dividends               218              --
Shares redeemed                                       (4,080)             --
                                                   ---------           ------
Net increase in shares outstanding                         1              --
                                                   =========           ======
High Yield Fund ($)
Shares sold                                        $  19,120           $  --
Shares issued as reinvestment of dividends               961               2
Shares redeemed                                      (15,912)             --
                                                   ---------           ------
Net increase in shares outstanding                 $   4,169           $    2
                                                   =========           ======

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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                         Class A Shares                   Class B Shares
                                                 -----------------------------     -----------------------------
                                                  Six Months          Year          Six Months          Year
                                                    Ended            Ended            Ended            Ended
                                                 December 31,       June 30,        December 31,      June 30,
                                                     2000             2000             2000             2000
                                                 ------------     ------------     ------------     ------------
High Yield Fund II (Number of Shares)
Shares sold                                           628,435        2,024,176          435,876          696,890
Shares issued in merger                                    --        1,920,197               --        6,815,662
Shares issued as reinvestments of dividends            87,053           85,848          152,654          173,796
Shares redeemed                                    (1,148,200)      (2,296,078)      (1,707,745)      (1,757,346)
                                                 ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding        (432,712)       1,734,143       (1,119,215)       5,929,002
                                                 ============     ============     ============     ============
High Yield Fund II ($)
Shares sold                                      $  6,195,720     $ 22,289,353     $  4,292,728     $  7,778,149
Shares issued in merger                                    --       21,258,924               --       75,437,662
Shares issued as reinvestments of dividends           835,205          948,687        1,467,419        1,923,761
Shares redeemed                                   (11,459,266)     (25,459,352)     (16,358,526)     (19,459,549)
                                                 ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding    $ (4,428,341)    $ 19,037,612     $(10,598,379)    $ 65,680,023
                                                 ============     ============     ============     ============

                                         Class C Shares                   Class Q Shares                   Class T Shares
                                  ----------------------------     ----------------------------   -----------------------------
                                   Six Months        Year           Six Months        Year          Six Months        Period
                                     Ended           Ended            Ended           Ended            Ended           Ended
                                  December 31,      June 30,       December 31,      June 30,      December 31,      June 30,
                                     2000             2000            2000             2000            2000            2000
                                  -----------     ------------     -----------     ------------    -----------     ------------
High Yield Fund II
 (Number of Shares)
Shares sold                           229,940          835,807          96,390        1,176,601          2,514           42,193
Shares issued in merger                    --          876,081              --               --             --        3,237,823
Shares issued as reinvestments
 of dividends                          26,148           60,087          20,683           38,331         82,474           45,794
Shares redeemed                      (741,863)      (1,223,652)       (582,470)        (857,666)      (648,230)        (426,380)
                                  -----------     ------------     -----------     ------------    -----------     ------------
Net increase (decrease) in
 shares outstanding                  (485,775)         548,323        (465,397)         357,266       (563,242)       2,899,430
                                  ===========     ============     ===========     ============    ===========     ============
High Yield Fund II ($)
Shares sold                       $ 2,241,364     $  9,284,852     $   948,525     $ 12,941,570    $    25,670     $    467,407
Shares issued in merger                    --        9,698,640              --               --             --       35,837,128
Shares issued as reinvestments
 of dividends                         251,201          667,948         205,518          431,200        795,414          495,594
Shares redeemed                    (7,230,757)     (13,540,976)     (5,865,040)      (9,622,674)    (6,401,869)      (4,680,068)
                                  -----------     ------------     -----------     ------------    -----------     ------------
Net increase (decrease) in
 shares outstanding               $(4,738,192)    $  6,110,464     $(4,710,997)    $  3,750,096    $(5,580,785)    $ 32,120,061
                                  ===========     ============     ===========     ============    ===========     ============

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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Class A Shares                   Class B Shares
                                                 ----------------------------     ----------------------------
                                                  Six Months         Year          Six Months         Year
                                                    Ended           Ended            Ended           Ended
                                                 December 31,      June 30,       December 31,      June 30,
                                                    2000             2000            2000             2000
                                                 -----------     ------------     -----------     ------------
Balanced Fund (Number of Shares)
Shares sold                                          401,013          462,023         220,298          236,780
Shares issued in merger                                   --        3,669,160              --        2,263,054
Shares issued as reinvestments of dividends          396,658          120,353         168,287           87,982
Shares redeemed                                     (601,902)        (523,820)       (417,087)        (386,298)
                                                 -----------     ------------     -----------     ------------
Net increase (decrease) in shares outstanding        195,769        3,727,716         (28,502)       2,201,518
                                                 ===========     ============     ===========     ============
Balanced Fund ($)
Shares sold                                      $ 5,821,498     $  7,288,215     $ 3,399,362     $  4,171,242
Shares issued in merger                                   --       57,648,201              --       38,096,820
Shares issued as reinvestments of dividends        5,483,573        1,895,528       2,485,948        1,483,448
Shares redeemed                                   (8,939,640)      (8,162,726)     (6,542,007)      (6,483,178)
                                                 -----------     ------------     -----------     ------------
Net increase (decrease) in shares outstanding    $ 2,365,431     $ 58,669,218     $  (656,697)    $ 37,268,332
                                                 ===========     ============     ===========     ============


                                                         Class C Shares                   Class Q Shares
                                                 ----------------------------     ----------------------------
                                                  Six Months         Year          Six Months         Year
                                                    Ended           Ended            Ended           Ended
                                                 December 31,      June 30,       December 31,      June 30,
                                                    2000             2000            2000             2000
                                                 -----------     ------------     -----------     ------------
Balanced Fund (Number of Shares)
Shares sold                                          183,853          168,630         19,710           4,284
Shares issued in merger                                   --          813,022             --              --
Shares issued as reinvestments of dividends          105,392          235,394          2,557           2,693
Shares redeemed                                     (290,926)        (579,424)       (11,044)         (1,565)
                                                 -----------     ------------      ---------        --------
Net increase (decrease) in shares outstanding         (1,681)         637,622         11,223           5,412
                                                 ===========     ============      =========        ========
Balanced Fund ($)
Shares sold                                      $ 2,471,348     $  2,578,680      $ 289,967        $ 66,184
Shares issued in merger                                   --       12,280,463             --              --
Shares issued as reinvestments of dividends        1,397,111        3,561,673         34,958          42,058
Shares redeemed                                   (4,109,734)      (8,869,902)      (155,107)        (24,419)
                                                 -----------     ------------      ---------        --------
Net increase (decrease) in shares outstanding    $  (241,275)    $  9,550,914      $ 169,818        $ 83,823
                                                 ===========     ============      =========        ========

                                                           Class T Shares
                                                   -----------------------------
                                                    Six Months        Period
                                                      Ended            Ended
                                                   December 31,      June 30,
                                                       2000            2000
                                                   -----------     ------------
Balanced Fund (Number of Shares)
Shares sold                                              2,984            1,889
Shares issued in merger                                     --          737,757
Shares issued as reinvestments of dividends             61,460               --
Shares redeemed                                       (121,120)         (59,256)
                                                   -----------     ------------
Net increase (decrease) in shares
 outstanding                                           (56,676)         680,390
                                                   ===========     ============
Balanced Fund ($)
Shares sold$                                       $    45,086     $     11,145
Shares issued in merger                                908,997       12,419,589
Shares issued as reinvestment of dividends                  --                7
Shares redeemed                                     (1,910,403)        (946,072)
                                                   -----------     ------------
Net increase (decrease) in shares
 outstanding                                       $  (956,320)    $ 11,484,669
                                                   ===========     ============

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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Class A Shares                   Class B Shares
                                      -----------------------------     -----------------------------
                                        Six Months         Year          Six Months          Year
                                           Ended          Ended             Ended           Ended
                                       December 31,      June 30,       December 31,       June 30,
                                           2000            2000             2000             2000
                                      ------------     ------------     ------------     ------------
Convertible Fund (Number of Shares)
Shares sold                              1,539,024        2,765,285        1,518,121        2,212,800
Shares issued as reinvestments
 of dividends                              966,619          432,032          908,961          446,940
Shares redeemed                         (1,179,353)      (1,602,580)        (610,023)        (721,161)
                                      ------------     ------------     ------------     ------------
Net increase in shares outstanding       1,326,290        1,594,737        1,817,059        1,938,579
                                      ============     ============     ============     ============
Convertible Fund ($)
Shares sold                           $ 36,948,292     $ 74,411,486     $ 40,429,911     $ 62,613,451
Shares issued as reinvestments
 of dividends                           19,441,732       10,028,609       19,845,575       11,247,841
Shares redeemed                        (26,644,982)     (41,141,454)     (15,848,270)     (20,328,894)
                                      ------------     ------------     ------------     ------------
Net increase in shares outstanding    $ 29,745,042     $ 43,298,641     $ 44,427,216     $ 53,532,398
                                      ============     ============     ============     ============


                                             Class C Shares                    Class Q Shares
                                      -----------------------------     -----------------------------
                                       Six Months          Year          Six Months          Year
                                          Ended           Ended             Ended           Ended
                                      December 31,       June 30,       December 31,       June 30,
                                          2000             2000             2000             2000
                                      ------------     ------------     ------------     ------------
Convertible Fund (Number of Shares)
Shares sold                              1,346,446        1,543,879          534,344        1,566,620
Shares issued as reinvestments
 of dividends                              652,805          594,205          442,122          144,983
Shares redeemed                           (671,647)        (827,109)        (778,398)        (398,796)
                                      ------------     ------------     ------------     ------------
Net increase in shares outstanding       1,327,604        1,310,975          198,068        1,312,807
                                      ============     ============     ============     ============
Convertible Fund ($)
Shares sold                           $ 31,372,577     $ 41,908,144     $ 12,522,351     $ 41,114,380
Shares issued as reinvestments
 of dividends                           13,378,593       14,012,886        8,653,714        3,277,417
Shares redeemed                        (15,616,793)     (22,139,549)     (16,755,201)     (10,241,903)
                                      ------------     ------------     ------------     ------------
Net increase in shares outstanding    $ 29,134,377     $ 33,781,481     $  4,420,864     $ 34,149,894
                                      ============     ============     ============     ============

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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CUSTODIAL AGREEMENT

State Street Kansas City ("SSKC") (formerly Investors Fiduciary Trust Company) and State Street Boston ("SSB") serve as the Funds' custodian and recordkeeper. Custody fees paid to SSKC or SSB are reduced by an earnings credit based on the cash balances held by SSKC or SSB for each of the Funds.

NOTE 11 -- SUBSEQUENT EVENTS

On November 2, 2000, the Boards of Directors and Trustees approved the following reorganizations:

* ING Focus Fund and ING LargeCap Growth merging into Pilgrim LargeCap Growth Fund.

* ING International Bond Fund and Pilgrim Global Income Fund merging into Pilgrim Strategic Income Fund.

*    Pilgrim MidCap Value Fund merging into Pilgrim MagnaCap Fund.

*    Pilgrim Government Securities Income Fund merging into Pilgrim GNMA Income
     Fund.

Proxy statements dated January 19 and 22, 2001 for these reorganizations were mailed to the shareholders. Special Meetings of shareholders were held on February 22, 2001 to approve such reorganizations and the reorganizations occured after the close of business on February 23, 2001.

On November 2, 2000 the Boards of Directors and Trustees also approved the following reorganizations:

* Pilgrim High Total Return I and II Funds merging into Pilgrim High Yield II Fund.

*    Pilgrim LargeCap Leaders Fund merging into Pilgrim MagnaCap Fund.

Proxy statements dated January 19 and 25, 2001 for these reorganizations were mailed to shareholders. Special meetings of shareholders were to be held on February 22, 2000 but were adjourned to reconvene on March 22, 2001.

Subsequent to December 31, 2000 the following funds declared dividends from net investment income of:

                     Per Share
                      Amount         Payable Date         Record Date
                      ------         ------------         -----------
Goverment Securities
  Income
Class A              $ 0.0600        February 5, 2001      January 31, 2001
Class B                0.0520        February 5, 2001      January 31, 2001
Class C                0.0520        February 5, 2001      January 31, 2001
Class M                0.0540        February 5, 2001      January 31, 2001
Class Q                0.0600        February 5, 2001      January 31, 2001
Class T                0.0560        February 5, 2001      January 31, 2001
Class A                0.0600        February 22, 2001     February 20, 2001
Class B                0.0542        February 22, 2001     February 20, 2001
Class C                0.0542        February 22, 2001     February 20, 2001
Class M                0.0558        February 22, 2001     February 20, 2001
Class Q                0.0601        February 22, 2001     February 20, 2001
Class T                0.0568        February 22, 2001     February 20, 2001

Strategic Income
Class A                0.0650        February 5, 2001      January 31, 2001
Class B                0.0600        February 5, 2001      January 31, 2001
Class C                0.0600        February 5, 2001      January 31, 2001
Class Q                0.0650        February 5, 2001      January 31, 2001
Class A                0.0658        February 22, 2001     February 20, 2001
Class B                0.0629        February 22, 2001     February 20, 2001
Class C                0.0626        February 22, 2001     February 20, 2001
Class Q                0.0667        February 22, 2001     February 20, 2001

High Yield
Class A                0.0450        February 5, 2001      January 31, 2001
Class B                0.0420        February 5, 2001      January 31, 2001
Class C                0.0420        February 5, 2001      January 31, 2001
Class M                0.0430        February 5, 2001      January 31, 2001
Class Q                0.0450        February 5, 2001      January 31, 2001

High Yield II
Class A                0.0980        February 5, 2001      January 31, 2001
Class B                0.0930        February 5, 2001      January 31, 2001
Class C                0.0930        February 5, 2001      January 31, 2001
Class Q                0.0980        February 5, 2001      January 31, 2001
Class T                0.0960        February 5, 2001      January 31, 2001
Class A                0.0900        March 01, 2001        February 28, 2001
Class B                0.0840        March 01, 2001        February 28, 2001
Class C                0.0840        March 01, 2001        February 28, 2001
Class Q                0.0910        March 01, 2001        February 28, 2001
Class T                0.0870        March 01, 2001        February 28, 2001

--------
Pilgrim
MagnaCap
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS: 96.56%
                  Banks: 6.39%
   35,000         Bank of New York Co, Inc.                          $ 1,931,563
  210,000         FleetBoston Financial Corp.                          7,888,125
  165,000         J.P. Morgan Chase & Co.                              7,497,187
  150,000         Wells Fargo & Co.                                    8,353,125
                                                                     -----------
                                                                      25,670,000
                                                                     -----------
                  Beverages: 3.51%
  190,000         Anheuser-Busch Cos., Inc.                            8,645,000
  110,000         Pepsico, Inc.                                        5,451,875
                                                                     -----------
                                                                      14,096,875
                                                                     -----------
                  Chemicals: 0.00%
      200         Praxair, Inc.                                            8,875
                                                                     -----------
                  Computers: 4.27%
  255,000         Compaq Computer Corp.                                3,837,750
   97,000    @    Computer Sciences Corp.                              5,832,125
   99,000         Hewlett-Packard Co.                                  3,124,688
  156,000    @    Sun Microsystems, Inc.                               4,348,500
                                                                     -----------
                                                                      17,143,063
                                                                     -----------
                  Diversified Financial Services: 5.91%
  120,000         Alliance Capital Management Holdings                 6,075,000
  156,666         Citigroup, Inc.                                      7,999,758
  140,000         Freddie Mac                                          9,642,500
                                                                     -----------
                                                                      23,717,258
                                                                     -----------
                  Electric: 2.34%
  110,000         Duke Energy Corp.                                    9,377,500
                                                                     -----------
                  Electrical Components & Equipment: 1.96%
  100,000         Emerson Electric Co.                                 7,881,250
                                                                     -----------
                  Electronics: 2.15%
  255,000    @    Solectron Corp.                                      8,644,500
                                                                     -----------
                  Food: 1.38%
  225,000         Sara Lee Corp.                                       5,526,563
                                                                     -----------
                  Healthcare -- Products: 4.68%
  157,000         Baxter Int'l, Inc.                                  13,865,062
   47,000         Johnson & Johnson                                    4,937,938
                                                                     -----------
                                                                      18,803,000
                                                                     -----------
                  Household Products/Wares: 1.35%
   98,500         Avery-Dennison Corp.                                 5,405,187
                                                                     -----------
                  Insurance: 5.46%
  140,000         Aflac, Inc.                                         10,106,250
   84,530         American Int'l Group                                 8,331,488
   29,800         Marsh & McLennan Cos.                                3,486,600
                                                                     -----------
                                                                      21,924,338
                                                                     -----------
                  Leisure Time: 1.92%
  250,000         Carnival Corp.                                       7,703,125
                                                                     -----------
                  Machinery -- Diversified: 1.96%
  165,000         Rockwell Int'l Corp.                                 7,858,125
                                                                     -----------
                  Media: 1.30%
  180,000         Walt Disney Co.                                      5,208,750
                                                                     -----------
                  Mining: 1.54%
  185,000         Alcoa, Inc.                                          6,197,500
                                                                     -----------
                  Miscellaneous Manufacturing: 5.10%
  105,700         General Electric Co.                                 5,066,994
   60,000         Minnesota Mining & Manufacturing Co.                 7,230,000
  147,500   @@    Tyco Int'l, Ltd.                                     8,186,250
                                                                     -----------
                                                                      20,483,244
                                                                     -----------
                  Oil & Gas Producers: 6.99%
  145,000   @@    BP Amoco PLC ADR                                     6,941,875
  119,000         Chevron Corp.                                       10,048,063
  382,413         Conoco, Inc.                                        11,066,076
                                                                     -----------
                                                                      28,056,014
                                                                     -----------
                  Oil & Gas Services: 3.51%
  159,700         Halliburton Co.                                      5,789,125
  104,000         Schlumberger, Ltd.                                   8,313,500
                                                                     -----------
                                                                      14,102,625
                                                                     -----------
                  Pharmaceuticals: 5.26%
  167,000         Abbott Laboratories                                  8,089,062
   72,600         Merck & Co., Inc.                                    6,797,175
  110,000         Schering-Plough Corp.                                6,242,500
                                                                     -----------
                                                                      21,128,737
                                                                     -----------
                  Pipelines: 2.98%
  300,000         Williams Cos., Inc.                                 11,981,250
                                                                     -----------
                  Retail: 6.05%
   65,500         Home Depot, Inc.                                     2,992,531
  310,000         McDonald's Corp.                                    10,540,000
  240,000         TJX Cos., Inc.                                       6,660,000
   77,500         Wal-Mart Stores, Inc.                                4,117,187
                                                                     -----------
                                                                      24,309,718
                                                                     -----------
                  Savings & Loans: 1.59%
  120,000         Washington Mutual, Inc.                              6,367,500
                                                                     -----------
                  Semiconductors: 0.89%
  118,100         Intel Corp.                                          3,572,525
                                                                     -----------
                  Software: 3.10%
  166,000         Automatic Data Processing                           10,509,875
   45,000    @    Microsoft Corp.                                      1,951,875
                                                                     -----------
                                                                      12,461,750
                                                                     -----------
                  Telecommunications: 12.89%
  130,000         Alltel Corp.                                         8,116,875
  108,500    @    Cisco Systems, Inc.                                  4,150,125
  160,000   @@    Nokia OYJ ADR                                        6,960,000
  185,500         SBC Communications, Inc.                             8,857,625
  182,500    @    Tellabs, Inc.                                       10,311,250
  186,600         Verizon Communications, Inc.                         9,353,325
  285,000    @    Worldcom, Inc.                                       3,990,000
                                                                     -----------
                                                                      51,739,200
                                                                     -----------
                  Tobacco: 2.08%
  190,000         Philip Morris Cos., Inc.                             8,360,000
                                                                     -----------
                  Total Common Stock (Cost $294,151,540)             387,728,472
                                                                     -----------
                  Total Long-Term Investments (Cost $294,151,540)    387,728,472
                                                                     -----------

                 See Accompanying Notes to Financial Statements

--------
Pilgrim
MagnaCap
Fund   PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                   Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 3.78%
               Commercial Paper: 3.78%
$15,200,000    General Electric Capital Corp., 5.900%,
                due 01/02/01                                      $  15,197,509
                                                                  -------------
               Total Short-Term Investments (Cost $15,197,509)       15,197,509
                                                                  -------------
               Total Investments in Securities
                 (Cost $309,349,049)*                100.34%      $ 402,925,981
               Other Assets and Liabilities - Net     -0.34%         (1,385,249)
                                                     ------       -------------
               Net Assets                            100.00%      $ 401,540,732
                                                     ======       =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciaition                     $ 107,155,826
               Gross Unrealized Depreciaition                       (13,578,894)
                                                                  -------------
               Net Unrealized Appreciation                        $  93,576,932
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS: 92.04%
                  Banks: 1.42%
  11,950          J.P. Morgan Chase & Co.                             $  542,978
                                                                      ----------
                  Beverages: 4.80%
  14,600          Anheuser-Busch Cos., Inc.                              664,300
   9,100          Coca-Cola Co.                                          554,531
  12,400          Pepsico, Inc.                                          614,575
                                                                      ----------
                                                                       1,833,406
                                                                      ----------
                  Chemicals: 0.06%
   2,122   @@@    Syngenta AG ADR                                         23,209
                                                                      ----------
                  Computers: 4.15%
  22,600          Compaq Computer Corp.                                  340,130
   6,100    @     Dell Computer Corp.                                    106,369
   7,500    @     EMC Corp.                                              498,750
   8,000          Hewlett-Packard Co.                                    252,500
  14,000    @     Sun Microsystems, Inc.                                 390,250
                                                                      ----------
                                                                       1,587,999
                                                                      ----------
                  Cosmetics/Personal Care: 1.77%
  10,500          Colgate-Palmolive Co.                                  677,775
                                                                      ----------
                  Diversified Financial Services: 8.29%
   9,200          American Express Co.                                   505,425
  10,866          Citigroup, Inc.                                        554,845
   9,000          Fannie Mae                                             780,750
  10,900          Freddie Mac                                            750,737
   8,500          Merrill Lynch & Co., Inc.                              579,594
                                                                      ----------
                                                                       3,171,351
                                                                      ----------
                  Electric: 3.87%
   9,200          Duke Energy Corp.                                      784,300
  20,900          Southern Co.                                           694,925
                                                                      ----------
                                                                       1,479,225
                                                                      ----------
                  Electrical Component & Equipment: 1.65%
   8,000          Emerson Electric Co.                                   630,500
                                                                      ----------
                  Electronics: 3.12%
  25,500   @@@    Flextronics Int'l, Ltd.                                726,750
  13,800    @     Solectron Corp.                                        467,820
                                                                      ----------
                                                                       1,194,570
                                                                      ----------
                  Food: 1.77%
  10,800    @     Safeway, Inc.                                          675,000
                                                                      ----------
                  Forest Products & Paper: 2.36%
  22,100          Int'l Paper Co.                                        901,956
                                                                      ----------
                  Home Furnishings: 0.89%
   4,900    @@    Sony Corp. ADR                                         341,775
                                                                      ----------
                  Insurance: 3.32%
   7,537          American Int'l Group                                   742,865
   4,500          Marsh & McLennan Cos.                                  526,500
                                                                      ----------
                                                                       1,269,365
                                                                      ----------
                  Internet: 0.81%
   8,900    @     America Online, Inc.                                   309,720
                                                                      ----------
                  Leisure Time: 1.87%
  23,200          Carnival Corp.                                         714,850
                                                                      ----------
                  Machinery-Diversified: 1.62%
  13,500          Deere & Co.                                            618,469
                                                                      ----------
                  Media: 3.52%
  12,100    @     Comcast Corp.                                          505,175
   7,700          Gannett Co., Inc.                                      485,581
   6,800          Time Warner, Inc.                                      355,232
                                                                      ----------
                                                                       1,345,988
                                                                      ----------
                  Mining: 1.67%
  19,100          Alcoa, Inc.                                            639,850
                                                                      ----------
                  Miscellaneous Manufacturing: 4.08%
  10,000          General Electric Co.                                   479,375
   3,500          Minnesota Mining & Manufacturing Co.                   421,750
  11,900    @@    Tyco Int'l, Ltd.                                       660,450
                                                                      ----------
                                                                       1,561,575
                                                                      ----------
                  Oil & Gas Producers: 8.14%
  10,900          Anadarko Petroleum Corp.                               774,772
  16,100          Burlington Resources, Inc.                             813,050
   5,175          Chevron Corp.                                          436,964
   6,600          Exxon Mobil Corp.                                      573,788
   8,500    @@    Royal Dutch Petroleum Co. ADR                          514,781
                                                                      ----------
                                                                       3,113,355
                                                                      ----------
                  Oil & Gas Services: 1.46%
   7,000          Schlumberger, Ltd.                                     559,563
                                                                      ----------
                  Pharmaceuticals: 8.51%
  14,900          Abbott Laboratories                                    721,719
   8,100          Merck & Co., Inc.                                      758,362
  19,600    @@    Novartis ADR                                           877,100
  19,500          Pfizer, Inc.                                           897,000
                                                                      ----------
                                                                       3,254,181
                                                                      ----------
                  Pipelines: 2.26%
  10,400          Enron Corp.                                            864,500
                                                                      ----------
                  Retail: 6.77%
   9,500          Home Depot, Inc.                                       434,031
  14,400          McDonald's Corp.                                       489,600
  17,100          Sears, Roebuck And Co.                                 594,225
  15,100          Walgreen Co.                                           631,369
   8,300          Wal-Mart Stores, Inc.                                  440,938
                                                                      ----------
                                                                       2,590,163
                                                                      ----------
                  Savings & Loans: 2.43%
  17,500          Washington Mutual, Inc.                                928,594
                                                                      ----------
                  Semiconductors: 2.12%
  15,000    @     Advanced Micro Devices                                 207,188
   8,100          Intel Corp.                                            245,025
   7,600          Texas Instruments, Inc.                                360,050
                                                                      ----------
                                                                         812,263
                                                                      ----------
                  Software: 0.75%
   6,600    @     Microsoft Corp.                                        286,275
                                                                      ----------
                  Telecommunications: 5.11%
  10,000    @     Cisco Systems, Inc.                                    382,500
   9,900    @@    Nokia OYJ ADR                                          430,650
  11,600          SBC Communications, Inc.                               553,900
   8,720          Verizon Communications, Inc.                           437,090
  10,600    @     WorldCom, Inc.                                         148,400
                                                                      ----------
                                                                       1,952,540
                                                                      ----------
                  Tobacco: 2.04%
  17,700          Philip Morris Cos., Inc.                               778,800
                                                                      ----------
                  Transportation: 1.41%
  13,500    @     FedEx Corp.                                            539,460
                                                                      ----------
                  Total Common Stock (Cost $30,029,276)               35,199,255
                                                                      ----------
                  Total Long-Term Investments (Cost $30,029,276)      35,199,255
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                   Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 7.81%

              Repurchase Agreement: 7.81%
$2,988,000    State Street Bank & Trust Repurchase Agreement,
                5.75% due 01/02/01 (Collateralized by
                $2,330,000 U.S. Treasury Bonds, 8.000% Due
                11/15/21, Market Value $3,049,471)                  $ 2,988,000
                                                                    -----------
              Total Short-Term Investments (Cost $2,988,000)          2,988,000
                                                                    -----------
              Total Investments in Securities
                (Cost $33,017,276)*                     99.85%      $38,187,255
              Other Assets and Liabilities-Net           0.15%           57,403
                                                       ------       -----------
              Net Assets                               100.00%      $38,244,658
                                                       ======       ===========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 7,319,688
               Gross Unrealized Depreciation                         (2,149,709)
                                                                    -----------
               Net Unrealized Appreciation                          $ 5,169,979
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Market
     Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS: 84.04%
                     Banks: 2.73%
     378,500         J.P. Morgan Chase & Co.                       $ 17,014,521
                                                                   ------------
                     Beverages: 0.88%
      89,700         Coca-Cola Co.                                    5,466,094
                                                                   ------------
                     Biotechnology: 3.54%
     270,800    @    Genentech, Inc.                                 22,070,200
                                                                   ------------
                     Computers: 5.06%
     186,400    @    Brocade Communications System                   17,113,850
     164,625    @    Veritas Software Corp.                          14,404,688
                                                                   ------------
                                                                     31,518,538
                                                                   ------------
                     Cosmetics/Personal Care: 1.73%
      83,500         Kimberly-Clark Corp.                             5,902,615
      62,100         Procter & Gamble Co.                             4,870,969
                                                                   ------------
                                                                     10,773,584
                                                                   ------------
                     Diversified Financial Services: 7.08%
     538,633         Citigroup, Inc.                                 27,503,947
     191,700         Fannie Mae                                      16,629,975
                                                                   ------------
                                                                     44,133,922
                                                                   ------------
                     Food: 2.83%
     281,500    @    Safeway, Inc.                                   17,593,750
                                                                   ------------
                     Healthcare-Products: 1.73%
     122,100         Baxter Int'l, Inc.                              10,782,956
                                                                   ------------
                     Healthcare-Services: 6.33%
     426,000         HCA - The Healthcare Co.                        18,748,260
     337,226         UnitedHealth Group, Inc.                        20,697,246
                                                                   ------------
                                                                     39,445,506
                                                                   ------------
                     Internet: 1.94%
     346,400         America Online, Inc.                            12,054,720
                                                                   ------------
                     Media: 6.35%
     224,961    @    Cablevision Systems Corp.                       19,107,625
     349,300         Comcast Corp.                                   14,583,275
     121,300         Clear Channel Communications                     5,875,469
                                                                   ------------
                                                                     39,566,369
                                                                   ------------
                     Miscellaneous Manufacturing: 3.32%
     298,400         General Electric Co.                          $ 14,304,550
      53,100         Minnesota Mining & Manufacturing Co.             6,398,550
                                                                   ------------
                                                                     20,703,100
                                                                   ------------
                     Oil & Gas Services: 5.17%
     380,400         Baker Hughes, Inc.                              15,810,375
     205,200         Schlumberger, Ltd.                              16,403,175
                                                                   ------------
                                                                     32,213,550
                                                                   ------------
                     Pharmaceuticals: 11.00%
     271,400         Bristol-Myers Squibb Co.                        20,066,637
     231,505         Merck & Co., Inc.                               21,674,656
     151,328         Pfizer, Inc.                                     6,961,088
     349,400         Schering-Plough Corp.                           19,828,450
                                                                   ------------
                                                                     68,530,831
                                                                   ------------
                     Pipelines: 3.13%
     234,300         Enron Corp.                                     19,476,188
                                                                   ------------
                     Retail: 2.66%
     465,400         Gap, Inc.                                       11,867,700
     103,200         Home Depot, Inc.                                 4,714,950
                                                                   ------------
                                                                     16,582,650
                                                                   ------------
                     Semiconductors: 2.00%
      73,500    @    Applied Materials, Inc.                          2,806,781
      88,900    @    Applied Micro Circuits Corp.                     6,671,667
      62,200         Texas Instruments, Inc.                          2,946,725
                                                                   ------------
                                                                     12,425,173
                                                                   ------------
                     Software: 2.49%
     230,808    @    BEA Systems, Inc.                               15,536,264
                                                                   ------------
                     Telecommunications: 14.07%
     129,600    @    CIENA Corp.                                     10,546,200
     128,900    @    Comverse Technology, Inc.                       14,001,763
     169,900         Corning, Inc.                                    8,972,844
     100,800    @    Juniper Networks, Inc.                          12,707,100
     502,200         Motorola, Inc.                                  10,169,550
     277,800   @@    Nokia OYJ ADR                                   12,084,300
     232,900    @    Qualcomm, Inc.                                  19,141,468
                                                                   ------------
                                                                     87,623,225
                                                                   ------------
                     Total Long-Term Investments
                      (Cost $495,686,677)                           523,511,141
                                                                   ------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 17.53%
                     Repurchase Agreements: 17.53%
$109,209,000         State Street Repurchase Agreement,
                      5.75% due 1/02/01 (Collateralized by
                      $85,115,000 U.S. Treasury Bonds,
                      8.000% Due 11/15/21, Market
                      Value $111,397,320)                          $109,209,000
                                                                   ------------
                     Total Short-Term Investments
                      (Cost $109,209,000)                           109,209,000
                                                                   ------------
                     Total Investments in Securities
                      (Cost $ 604,895,677)*              101.57%   $632,720,141
                     Other Assets and Liabilities-Net     -1.57%     (9,793,728)
                                                         ------    ------------
                     Net Assets                          100.00%   $622,926,413
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $ 45,485,505
                     Gross Unrealized Depreciation                  (17,661,041)
                                                                   ------------
                         Net Unrealized Appreciation               $ 27,824,464
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Market
     Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS: 93.94%
                   Banks: 2.72%
    23,332         Commerce Bancshares, Inc.                       $    991,610
                                                                   ------------
                   Beverages: 2.42%
    11,000         Coors (Adolph)                                       883,438
                                                                   ------------
                   Chemicals: 3.88%
    16,000         Rohm & Haas Co.                                      581,000
    21,200         Sigma-Aldrich Corp.                                  833,425
                                                                   ------------
                                                                      1,414,425
                                                                   ------------
                   Commercial Services: 4.92%
    10,500    @    Convergys Corp.                                      475,781
    20,000         Equifax, Inc.                                        573,750
    18,000         H & R Block, Inc.                                    744,750
                                                                   ------------
                                                                      1,794,281
                                                                   ------------
                   Distribution/Wholesale: 4.90%
    13,300         Fastenal Co.                                         729,838
    29,000         Grainger (W.W.), Inc.                              1,058,500
                                                                   ------------
                                                                      1,788,338
                                                                   ------------
                   Electric: 2.55%
    26,500         Cinergy Corp.                                        930,813
                                                                   ------------
                   Electrical Components & Equipment: 1.35%
    39,700    @    American Power Conversion                            491,288
                                                                   ------------
                   Electronics: 1.48%
    16,000    @    APW, Ltd.                                            540,000
                                                                   ------------
                   Environmental Control: 2.48%
    52,700    @    Republic Services, Inc.                              905,781
                                                                   ------------
                   Forest Products & Paper: 3.43%
    15,900         Mead Corp.                                           498,863
    16,000         Willamette Industries                                751,000
                                                                   ------------
                                                                      1,249,863
                                                                   ------------
                   Healthcare-Products: 1.52%
     9,000         St. Jude Medical, Inc.                               552,938
                                                                   ------------
                   Healthcare-Services: 1.93%
     6,100    @    Wellpoint Health Networks, Inc.                      703,025
                                                                   ------------
                   Household Products/Wares: 2.87%
    38,000         Dial Corp.                                           418,000
    21,000         Fortune Brands, Inc.                                 630,000
                                                                   ------------
                                                                      1,048,000
                                                                   ------------
                   Insurance: 2.28%
    17,500         Nationwide Financial Services, Inc.             $    831,250
                                                                   ------------
                   Leisure Time: 2.54%
    35,000         Royal Caribbean Cruises, Ltd.                        925,750
                                                                   ------------
                   Lodging: 2.33%
    24,100         Starwood Hotels & Resorts Worldwide                  849,525
                                                                   ------------
                   Media: 2.75%
    20,500    @    Hispanic Broadcasting Corp.                          522,750
    12,000         New York Times Co.                                   480,750
                                                                   ------------
                                                                      1,003,500
                                                                   ------------
                   Miscellaneous Manufacturing: 3.32%
    23,000         Donaldson, Inc.                                      639,688
    10,322         Tyco Int'l, Ltd.                                     572,893
                                                                   ------------
                                                                      1,212,581
                                                                   ------------
                   Oil & Gas Producers: 12.45%
    12,200         Amerada Hess Corp.                                   891,363
    13,800         Apache Corp.                                         966,862
    16,000         Devon Energy Corp.                                   975,520
    22,100         Helmerich & Payne, Inc.                              969,637
    23,000         Santa Fe Int'l Corp.                                 737,437
                                                                   ------------
                                                                      4,540,819
                                                                   ------------
                   Oil & Gas Services: 2.19%
    36,500    @    Grant Pride, Inc.                                    800,718
                                                                   ------------
                   Pharmaceuticals: 2.92%
    49,300         Omnicare, Inc.                                     1,066,112
                                                                   ------------
                   Pipelines: 2.24%
    11,400         El Paso Energy Corp.                                 816,525
                                                                   ------------
                   Retail: 7.93%
    23,600    @    B.J.'s Wholesale
                   Club, Inc.                                           905,650
    52,400         Blockbuster, Inc.                                    438,850
    33,000         Ross Stores                                          556,875
    72,700    @    Shopko Stores, Inc.                                  363,500
    19,000    @    Tricon Global Restaurants                            627,000
                                                                   ------------
                                                                      2,891,875
                                                                   ------------
                   Savings & Loans: 4.39%
    35,500         Charter One Financial, Inc.                     $  1,025,062
    71,000         Sovereign Bancorp, Inc.                              576,875
                                                                   ------------
                                                                      1,601,937
                                                                   ------------
                   Semiconductors: 1.66%
    33,000    @    Lattice Semiconductor Corp.                          606,375
                                                                   ------------
                   Telecommunications: 10.49%
    30,000    @    ADC Telecommunications, Inc.                         543,750
    21,500    @    Andrew Corp.                                         467,625
    26,500    @    Broadwing, Inc.                                      604,531
    22,000         Centurytel, Inc.                                     786,500
    21,500    @    Crown Castle Int'l Corp.                             581,844
    20,000   @@    Gilat Satellite Networks, Ltd.                       510,000
    10,000    @    McleodUSA , Inc.                                     141,250
     9,396         Motorola, Inc.                                       190,269
                                                                   ------------
                                                                      3,825,769
                                                                   ------------
                   Total Common Stocks
                    (Cost $32,022,724)                               34,266,536
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $32,022,724)                               34,266,536
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 20.94%
                   Repurchase Agreements: 10.47%
$3,819,342         State Street Bank & Trust Short
                    Term Investment Fund, 6.200%
                    due 01/02/01                                   $  3,819,342
                                                                   ------------

                   Commercial Paper: 10.47%
 1,909,687         General Electric, 5.90% due 01/02/01               1,909,687
 1,909,650         Long Lane Master, 6.600% due 01/02/01              1,909,650
                                                                   ------------
                   Total Commercial Paper                             3,819,337
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $7,638,679)                                 7,638,679
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 39,661,403)*                 114.88%   $ 41,905,215
                   Other Assets and Liabilities-Net      -14.88%     (5,428,043)
                                                         ------    ------------
                   Net Assets                            100.00%   $ 36,477,172
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $  4,596,957
                   Gross Unrealized Depreciation                     (2,353,145)
                                                                   ------------
                         Net Unrealized Appreciation               $  2,243,812
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
     Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS: 93.86%
                   Advertising: 0.64%
     96,500   @    Getty Images, Inc.                              $  3,088,000
                                                                   ------------
                   Apparel: 0.91%
    136,800   @    Jones Apparel Group, Inc.                          4,403,250
                                                                   ------------
                   Banks: 1.03%
    111,800        TCF Financial Corp.                                4,982,087
                                                                   ------------
                   Biotechnology: 6.35%
     23,302   @    Diacrin, Inc.                                        116,510
    102,600   @    Enzon, Inc.                                        6,367,613
     92,200   @    Genentech, Inc.                                    7,514,300
     66,000   @    Genzyme Corp. -- General Division                  5,935,875
     68,100   @    Invitrogen Corp.                                   5,882,137
     11,100   @    Millennium Pharmaceuticals                           686,813
     47,300   @    Protein Design Labs, Inc.                          4,109,187
                                                                   ------------
                                                                     30,612,435
                                                                   ------------
                   Commercial Services: 2.10%
    127,100   @    Concord EFS, Inc.                                  5,584,456
    171,600   @    Robert Half Int'l, Inc.                            4,547,400
                                                                   ------------
                                                                     10,131,856
                                                                   ------------
                   Computers: 2.86%
     81,400   @    Brocade Communication Systems                      7,473,537
     72,275   @    Veritas Software Corp.                             6,324,063
                                                                   ------------
                                                                     13,797,600
                                                                   ------------
                   Electric: 4.09%
     66,700   @    AES Corp.                                          3,693,512
     63,900        Cinergy Corp.                                      2,244,488
    163,200        Nisource, Inc.                                     5,018,400
    193,700        PPL Corp.                                          8,752,819
                                                                   ------------
                                                                     19,709,219
                                                                   ------------
                   Electronics: 6.19%
    103,500        Applera Corp.                                      9,735,468
     47,400        PerkinElmer, Inc.                                  4,977,000
    134,900   @    Sawtek, Inc.                                       6,230,694
    299,300   @    Thermo Electron Corp.                              8,904,175
                                                                   ------------
                                                                     29,847,337
                                                                   ------------
                   Gas: 0.66%
     75,100        Keyspan Corp.                                      3,182,363
                                                                   ------------
                   Healthcare -- Services: 6.91%
    335,300   @    Community Health Systems, Inc.                  $ 11,735,500
    140,900   @    Health Management Associates, Inc.                 2,923,675
    233,200   @    Oxford Health Plans                                9,211,400
     66,500   @    Quest Diagnostics, Inc.                            9,443,000
                                                                   ------------
                                                                     33,313,575
                                                                   ------------
                   Insurance: 7.28%
    213,200        ACE, Ltd.                                          9,047,675
     43,800        Fidelity National Financial, Inc.                  1,617,862
     82,700        PMI Group, Inc.                                    5,597,756
     68,800        Progressive Corp. -- Ohio                          7,129,400
     91,800        Radian Group, Inc.                                 6,890,738
     54,800        XL Capital, Ltd.                                   4,788,150
                                                                   ------------
                                                                     35,071,581
                                                                   ------------
                   Internet: 1.08%
     70,200   @    VeriSign, Inc.                                     5,207,963
                                                                   ------------
                   Leisure Time: 0.66%
    120,100        Royal Caribbean Cruises, Ltd.                      3,176,645
                                                                   ------------
                   Machinery -- Diversified: 0.84%
     88,900        Deere & Co.                                        4,072,731
                                                                   ------------
                   Media: 3.12%
    394,200   @    Charter Communications, Inc.                       8,943,412
    238,200   @    Hispanic Broadcasting Corp.                        6,074,100
                                                                   ------------
                                                                     15,017,512
                                                                   ------------
                   Oil & Gas Producers: 5.97%
    104,300        Ensco Int'l, Inc.                                  3,552,719
    183,400        EOG Resources, Inc.                               10,029,687
    134,500   @    Global Marine, Inc.                                3,816,437
    122,100   @    Nabors Industries, Inc.                            7,222,215
     90,100        Noble Affiliates, Inc.                             4,144,600
                                                                   ------------
                                                                     28,765,658
                                                                   ------------
                   Oil & Gas Services: 7.55%
    140,000        Baker Hughes, Inc.                                 5,818,750
    115,700   @    BJ Services Co.                                    7,968,837
     94,400   @    Cooper Cameron Corp.                               6,236,300
    251,400   @    National-Oilwell, Inc.                             9,726,038
    141,000   @    Weatherford Int'l, Inc.                            6,662,250
                                                                   ------------
                                                                     36,412,175
                                                                   ------------
                   Pharmaceuticals: 7.68%
     20,500   @    Abgenix, Inc.                                   $  1,210,781
    154,800   @    COR Therapeutics, Inc.                             5,447,025
     86,200   @    Express Scripts, Inc.                              8,813,950
     32,800   @    Forest Laboratories, Inc.                          4,358,300
    104,100   @    Gilead Sciences, Inc.                              8,633,795
     47,900   @    OSI Pharmaceuticals, Inc.                          3,837,987
     66,300   @    Vertex Pharmaceuticals, Inc.                       4,740,450
                                                                   ------------
                                                                     37,042,288
                                                                   ------------
                   Pipelines: 4.49%
    123,100        EL Paso Energy Corp.                               8,817,037
     68,200        Equitable Resources, Inc.                          4,552,350
    158,700        Kinder Morgan, Inc.                                8,282,156
                                                                   ------------
                                                                     21,651,543
                                                                   ------------
                   Retail: 4.00%
    267,300        Family Dollar Stores                               5,730,244
     81,600   @    Kohls Corp.                                        4,977,600
    130,300   @    Starbucks Corp.                                    5,765,775
    100,400        TJX Cos., Inc.                                     2,786,100
                                                                   ------------
                                                                     19,259,719
                                                                   ------------
                   Semiconductors: 3.71%
     16,400   @    Cirrus Logic, Inc.                                   307,500
     98,300   @    Novellus Systems, Inc.                             3,532,656
     41,500   @    Qlogic Corp.                                       3,195,500
     43,300   @    Teradyne, Inc.                                     1,612,925
    107,900   @    Triquint Semiconductor, Inc.                       4,713,882
     81,800   @    Vitesse Semiconductor Corp.                        4,524,563
                                                                   ------------
                                                                     17,887,026
                                                                   ------------
                   Software: 6.21%
    139,500   @    Acxiom Corp.                                       5,431,781
    176,600   @    Cadence Design Systems, Inc.                       4,856,500
    144,700   @    Cerner Corp.                                       6,692,375
    238,600   @    Citrix Systems, Inc.                               5,368,500
     74,400   @    Manugistics Group, Inc.                            4,240,800
    136,700   @    Peregrine Systems, Inc.                            2,699,825
     45,300   @    Progress Software Corp.                              654,019
                                                                   ------------
                                                                     29,943,800
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                       Market
     Shares                                                            Value
--------------------------------------------------------------------------------

                   Telecommunications: 9.53%
    290,000   @    Aeroflex, Inc.                                  $  8,360,156
     69,500   @    Comverse Technology, Inc.                          7,549,438
    114,200   @    Crown Castle Int'l Corp.                           3,090,538
     64,500   @    Emulex Corp.                                       5,155,969
     30,900        Newport Corp.                                      2,429,030
    159,200   @    Powerwave Technologies, Inc.                       9,313,200
    129,200   @    RF Micro Devices, Inc.                             3,544,925
     83,400   @    Time Warner Telecom, Inc.                          5,290,687
    102,600   @    WinStar Communications, Inc.                       1,199,137
                                                                   ------------
                                                                     45,933,080
                                                                   ------------
                   Total Common Stock
                    (Cost $ 369,900,966)                            452,509,443
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $ 369,900,966)                            452,509,443
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 7.17%
                   Repurchase Agreement: 7.17%
$34,558,000        State Street Bank & Trust Repurchase
                    Agreement, 5.750%, Due 01/02/01
                    (Collateralized by $26,935,000 U.S.
                    Treasury Bonds, 8.000%, Due 11/15/21,
                    Market Value $35,252,151)                      $ 34,558,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $34,558,000)                               34,558,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 404,458,966)*                 101.03%  $487,067,443
                   Other Assets and Liabilities-Net        -1.03%    (4,971,988)
                                                          ------   ------------
                   Net Assets                             100.00%  $482,095,455
                                                          ======   ============

@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $102,976,668
                   Gross Unrealized Depreciaition                   (20,368,191)
                                                                   ------------
                         Net Unrealized Appreciation               $ 82,608,477
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Market
     Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS: 95.04%
                   Advertising: 0.73%
    100,700   @    Getty Images, Inc.                              $  3,222,400
                                                                   ------------
                   Apparel: 2.08%
    170,002   @    Coach, Inc.                                        4,887,558
     65,600   @    Timberland Co.                                     4,387,000
                                                                   ------------
                                                                      9,274,558
                                                                   ------------
                   Banks: 2.29%
     61,000        Commerce Bancorp, Inc.                             4,170,875
    135,500        TCF Financial Corp.                                6,038,219
                                                                   ------------
                                                                     10,209,094
                                                                   ------------
                   Biotechnology: 8.18%
     89,000   @    Arena Pharmaceuticals, Inc.                        1,379,500
    166,200   @    Arqule, Inc.                                       5,318,400
    191,600   @    Curis, Inc.                                        1,700,450
     20,767   @    Diacrin, Inc.                                        103,835
    131,000   @    Eden Bioscience Corp.                              3,921,814
     42,500   @    Enzon, Inc.                                        2,637,656
     67,100   @    Genaissance Pharmaceuticals                        1,207,800
     94,900   @    Invitrogen Corp.                                   8,196,987
     91,400   @    Millenium Pharmaceuticals                          5,655,375
     41,900   @    Myriad Genetics, Inc.                              3,467,225
     33,300   @    Protein Design Labs, Inc.                          2,892,938
                                                                   ------------
                                                                     36,481,980
                                                                   ------------
                   Chemicals: 0.03%
      3,600        Symyx Technologies, Inc.                          129,600
                                                                   ------------
                   Commercial Services: 2.36%
    429,300   @    Caremark Rx                                        5,822,382
     36,600   @    On Assignment, Inc.                                1,043,100
     73,900   @    Pharmaceutical Product Development, Inc.           3,671,906
                                                                   ------------
                                                                     10,537,388
                                                                   ------------
                   Computers: 2.87%
     35,200   @    Affiliated Computer Services, Inc.                 2,136,200
    162,700   @    Carreker Corp.                                     5,653,825
    117,800   @    Manhattan Associates, Inc.                         5,021,225
                                                                   ------------
                                                                     12,811,250
                                                                   ------------
                   Diversified Financial Services: 1.21%
    176,000        Heller Financial, Inc.                          $  5,401,000
                                                                   ------------
                   Electric: 0.82%
    132,700        Kansas City Power & Light                          3,640,956
                                                                   ------------
                   Electrical Components & Equipment: 0.10%
     15,200   @    Wilson Great Batch Technology                        429,400
                                                                   ------------
                   Electronics: 1.67%
     32,900   @    Molecular Devices Corp.                            2,251,594
     81,300   @    Sawtek, Inc.                                       3,755,044
     42,900   @    Varian, Inc.                                       1,453,238
                                                                   ------------
                                                                      7,459,876
                                                                   ------------
                   Energy-Alternate Sources: 0.15%
     86,800   @    H PWR Corp.                                          667,275
                                                                   ------------
                   Engineering & Construction: 0.28%
     35,025   @    Dycom Industries, Inc.                             1,258,711
                                                                   ------------
                   Entertainment: 1.44%
     86,600   @    Macrovision Corp.                                  6,409,753
                                                                   ------------
                   Environmental Control: 1.48%
    198,900   @    Waste Connections, Inc.                            6,576,131
                                                                   ------------
                   Healthcare-Products: 3.42%
    191,500   @    Curon Medical, Inc.                                  768,991
     64,600   @    Henry Schein, Inc.                                 2,236,775
    103,300   @    Inverness Medical Technology, Inc.                 4,022,244
     81,500   @    Kensey Nash Corp.                                    825,187
     63,900   @    Resmed, Inc.                                       2,548,013
    299,800   @    Steris Corp.                                       4,834,275
                                                                   ------------
                                                                     15,235,485
                                                                   ------------
                   Healthcare Services: 17.57%
      3,300   @    Apria Healthcare Group, Inc.                    $     98,175
    194,600   @    Community Health Systems, Inc.                     6,811,000
     65,300   @    Coventry Health Care, Inc.                         1,742,694
     83,200   @    Impath, Inc.                                       5,532,800
     63,000   @    Laboratory Corp. of America Holdings              11,088,000
    185,800   @    Lifepoint Hospitals, Inc.                          9,313,225
    185,300   @    Manor Care, Inc.                                   3,821,813
    151,900   @    Oxford Health Plans, Inc.                          6,000,050
    191,850   @    Province Healthcare Co.                            7,554,094
     69,800   @    Quest Diagnostics, Inc.                            9,911,600
     47,600   @    Specialty Laboratories, Inc.                       1,576,750
    237,300   @    Triad Hospitals, Inc.                              7,727,081
     92,100   @    Trigon Healthcare, Inc.                            7,166,531
                                                                   ------------
                                                                     78,343,813
                                                                   ------------
                   Insurance: 1.24%
     73,400        Radian Group, Inc.                                 5,509,588
                                                                   ------------
                   Internet: 1.69%
     31,600   @    Globix Corp.                                          86,900
     27,400   @    Indymac Bancorp, Inc.                                808,300
     64,800   @    Internet Security Systems, Inc.                    5,082,750
     28,425   @    Openwave Systems, Inc.                             1,362,639
      7,300   @    Retek, Inc.                                          177,938
                                                                   ------------
                                                                      7,518,527
                                                                   ------------
                   Machinery-Diversified: 1.53%
     32,900   @    Brooks Automation, Inc.                              923,256
    259,400        Stewart & Stevenson Services                       5,889,191
                                                                   ------------
                                                                      6,812,447
                                                                   ------------
                   Media: 1.32%
    222,100   @    Entravision Communications Corp.                   4,081,088
     69,200   @    Pegasus Communications Corp.                       1,781,900
                                                                   ------------
                                                                      5,862,988
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                       Market
     Shares                                                            Value
--------------------------------------------------------------------------------

                   Metal Fabricate/Hardware: 1.29%
    115,200   @    Shaw Group, Inc.                                $  5,760,000
                                                                   ------------
                   Oil & Gas Producers: 8.76%
    329,400        Cross Timbers Oil Co.                              9,140,850
     91,700   @    HS Resources, Inc.                                 3,885,787
    125,600   @    Marine Drilling Cos., Inc.                         3,359,800
     36,647   @    Nabors Industries, Inc.                            2,167,670
    144,100   @    Precision Drilling Corp.                           5,412,756
    216,750   @    Pride Int'l, Inc.                                  5,337,468
    149,400   @    Spinnaker Exploration Co.                          6,349,500
    155,000   @    Westport Resources Corp.                           3,400,313
                                                                   ------------
                                                                     39,054,144
                                                                   ------------
                   Oil & Gas Services: 2.40%
    329,400        BJ Services Co.                                    2,865,200
     91,700   @    Grant Pride, Inc.                                  2,053,350
    125,600   @    National Oilwell, Inc.                             2,688,781
     36,647   @    Universal Compression Holdings                     3,090,375
                                                                   ------------
                                                                     10,697,706
                                                                   ------------
                   Pharmaceuticals: 9.39%
     18,100   @    Abgenix, Inc.                                      1,069,031
     99,700   @    Aerogen, Inc.                                      1,059,312
    232,900   @    Alliance Pharmaceutical Corp.                      2,008,762
     99,200   @    Cor Therapeutics, Inc.                             3,490,600
    108,500   @    Esperion Therapeutics                              1,179,937
    161,100   @    Inspire Phamaceutical, Inc.                        4,198,669
     41,600   @    Intrabiotics Pharmaceuticals                         400,400
    151,678   @    King Pharmaceuticals, Inc.                         7,839,857
    126,800   @    Neopharm, Inc.                                     4,802,550
     39,700   @    OSI Pharmaceuticals, Inc.                          3,180,962
    148,800   @    Syncor Int'l Corp.                                 5,412,600
     66,926   @    Trimeris, Inc.                                     3,672,564
     50,000   @    Vertex Pharmaceuticals, Inc.                       3,575,000
                                                                   ------------
                                                                     41,890,244
                                                                   ------------
                   Pipelines: 0.65%
     96,500        Questar Corp.                                   $  2,901,031
                                                                   ------------
                   Retail: 8.44%
    290,100   @    Abercrombie & Fitch Co.                            5,802,000
    113,400   @    American Eagle Outfitters, Inc.                    4,791,150
    146,000   @    California Pizza Kitchen, Inc.                     4,124,500
     55,300   @    Coldwater Creek, Inc.                              1,717,756
    191,200   @    Hot Topic, Inc.                                    3,142,850
     13,400   @    Krispy Kreme Doughnuts, Inc.                       1,112,200
     77,000   @    Linens 'N Things, Inc.                             2,127,125
    214,400   @    Mens Wearhouse, Inc.                               5,842,401
    114,400   @    PF Chang's China Bistro, Inc.                      3,596,451
     81,900        TJX Cos., Inc.                                     2,272,725
    151,600   @    Wet Seal, Inc.                                     3,117,275
                                                                   ------------
                                                                     37,646,433
                                                                   ------------
                   Semiconductors: 3.28%
     84,100   @    Alpha Industries, Inc.                             3,111,700
     88,500   @    Celeritek, Inc.                                    3,374,062
     80,500   @    Photronics, Inc.                                   1,886,719
     60,500   @    Qlogic Corp.                                       4,658,500
     53,200   @    Rudolph Technologies, Inc.                         1,605,975
                                                                   ------------
                                                                     14,636,956
                                                                   ------------
                   Software: 5.12%
     75,300   @    Cerner Corp.                                       3,482,625
     38,000   @    Documentum, Inc.                                   1,888,125
    175,400   @    Manugistics Group, Inc.                            9,997,800
     50,100   @    Numerical Technologies, Inc.                         904,932
    143,100   @    OTG Software, Inc.                                 2,309,723
      4,400   @    Quest Software, Inc.                                 123,475
    121,000   @    Serena Software, Inc.                              4,142,359
                                                                   ------------
                                                                     22,849,039
                                                                   ------------
                   Telecommunication: 3.06%
     46,526   @    ADC Telecommunications, Inc.                    $    843,284
     37,400   @    Advanced Fibre Communications                        675,537
    157,400   @    Aeroflex, Inc.                                     4,537,547
     96,500   @    Ixia                                               2,207,437
     40,400   @    Proxim, Inc.                                       1,737,200
     63,400   @    Stanford Microdevices, Inc.                        2,282,400
     78,500   @    Stratos Lightwave, Inc.                            1,339,406
                                                                   ------------
                                                                     13,622,811
                                                                   ------------
                   Transportation: 0.19%
     22,950   @    Forward Air Corp.                                    856,321
                                                                   ------------
                   Total Common Stocks
                    (Cost $307,078,738)                             423,706,905
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $307,078,738)                             423,706,905
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 5.27%
                   Repurchase Agreement: 5.27%
$23,493,000        State Street Bank & Trust Repurchase
                    Agreement 5.750% due 01/02/01
                    (Collateraized by $18,310,000 U.S.
                    Treasury Bonds, 8.000% Due 11/15/21,
                    Market Value $23,963,872)                      $ 23,493,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $23,493,000)                               23,493,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 330,571,738)*                 100.31%  $447,199,905
                   Other Assets and Liabilities-Net        -0.31%    (1,364,431)
                                                          ------   ------------
                   Net Assets                             100.00%  $445,835,474
                                                          ======   ============

@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $135,666,162
                   Gross Unrealized Depreciation                    (19,037,995)
                                                                   ------------
                        Net Unrealized Appreciation                $116,628,167
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Government
Securities Income
Fund        PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

   Principal                                                          Market
    Amount               Rate      Maturity                           Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 76.84%

                      Federal Home Loan
                       Mortgage Corportation: 29.33%

$ 9,877,625             6.500% due 06/01/16                        $  9,923,951
  9,109,596             6.500% due 06/01/19                           9,096,752
  1,896,455             7.000% due 06/01/29                           1,900,590
  3,667,399             7.000% due 11/01/14                           3,706,347
  3,809,974             7.500% due 01/01/30                           3,868,305
  6,091,150             7.500% due 12/01/14                           6,218,699
  3,017,591             8.000% due 01/01/30                           3,093,966
     96,022             8.500% due 06/01/17                              98,752
     75,599             9.000% due 05/01/21                              77,819
     82,878             9.000% due 10/01/06                              86,011
     78,075             9.500% due 06/01/14                              80,486
      3,661             9.500% due 10/01/05                               3,864
    362,671             9.500% due 12/01/05                             382,730
     59,243             9.905% due 07/01/20                              62,903
                                                                   ------------
                      Total Federal Home Loan
                       Mortgage Corporation                          38,601,175
                                                                   ------------
                      Federal National Mortgage
                       Corportation: 30.42%

  4,068,740             6.000% due 05/01/19                           3,981,303
  3,925,280             6.160% due 03/01/06                           3,876,214
  2,751,789             6.350% due 01/01/04                           2,768,129
 10,396,655             6.500% due 01/01/26                          10,295,912
    927,626             6.500% due 06/01/14                             927,329
    589,854             6.500% due 08/01/15                             589,866
  2,704,473             6.500% due 10/01/28                           2,668,991
  2,525,386             6.500% due 12/01/18                           2,508,163
  1,704,648             7.000% due 03/01/15                           1,725,172
  1,935,381             7.500% due 05/01/28                           1,965,012
    231,600             8.000% due 05/01/23                             239,222
  2,207,620             8.500% due 05/01/15                           2,275,901
     57,739             8.500% due 07/01/21                              58,352
  1,632,394             8.500% due 08/01/11                           1,682,884
    776,624             8.500% due 08/01/15                             801,981
  1,938,125             8.500% due 09/01/15                           2,001,405
    267,115             8.500% due 11/01/17                             274,287
     62,344             9.000% due 08/01/17                              64,581
     74,648             9.250% due 01/01/09                              77,095
     24,426             9.250% due 08/01/16                              25,754
     61,862             9.250% due 10/01/16                              64,983
     52,957             9.250% due 11/01/16                              55,837
     57,523             9.250% due 12/01/15                              59,616
     90,269             9.750% due 12/01/08                              95,125
     33,869             10.000% due 08/01/07                             34,477
     44,829             10.000% due 09/01/12                             47,967
    122,986             11.000% due 04/01/17                            128,578
     13,778             11.000% due 07/01/17                             13,853
     73,881             11.000% due 09/01/17                             77,610
    311,581             11.500% due 06/01/19                            350,818
     33,466             12.000% due 05/01/07                             33,858
     52,549             12.500% due 08/01/07                             54,413
      4,644             13.500% due 08/01/07                              4,681
     44,204             13.500% due 08/01/07                             45,550
$    11,808             13.500% due 08/01/12                       $     13,790
    111,375             13.500% due 09/01/17                            130,412
                                                                   ------------
                      Total Federal National
                       Mortgage Association                          40,019,121
                                                                   ------------

                      Government National Mortgage
                       Association: 17.09%

  3,927,210             6.500% due 02/15/26                           3,894,064
  6,681,024             6.500% due 07/20/29                           6,582,946
    446,850             7.000% due 02/20/16                             451,153
    384,587             7.000% due 03/20/17                             388,310
  2,716,120             7.000% due 09/15/23                           2,736,491
    405,825             7.500% due 08/15/23                             414,067
  6,347,036             7.500% due 12/15/28                           6,458,109
    249,482             8.000% due 03/15/23                             256,964
    344,444             8.000% due 10/15/24                             354,237
     12,486             9.000% due 01/15/17                              13,173
     12,421             9.000% due 01/15/17                              13,104
     11,154             9.000% due 02/15/17                              11,767
     91,360             9.000% due 03/15/22                              96,042
     40,221             9.000% due 05/15/16                              42,433
     25,517             9.000% due 07/15/16                              26,846
     11,700             9.000% due 08/15/16                              12,344
    133,827             9.000% due 09/15/13                             140,607
     15,214             9.000% due 09/15/16                              16,050
      2,001             9.000% due 09/15/16                               2,112
     30,588             9.000% due 09/15/16                              32,270
     58,638             9.000% due 10/15/16                              61,863
     50,755             9.000% due 10/15/16                              53,546
     33,298             9.000% due 12/15/16                              35,129
     90,268             9.250% due 04/15/17                              96,247
     88,849             9.250% due 05/15/21                              94,513
    133,904             9.250% due 12/15/16                             142,774
     44,794             13.000% due 10/20/14                             50,684
                                                                   ------------
                      Total Government National
                       Mortgage Association                          22,477,845
                                                                   ------------
                      Total U.S. Government
                       Agency Obligations                           101,098,141
                                                                   ------------
U.S. TREASURY NOTES: 6.33%
  4,000,000             5.750% due 11/15/05                           4,131,408
  4,000,000             5.750% due 08/15/10                           4,193,440
                                                                   ------------
                      Total U.S. Treasury Notes                       8,324,848
                                                                   ------------
                      Total Long-Term Investments
                       (Cost $107,458,866)                          109,422,989
                                                                   ------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 4.29%
                      Repurchase Agreement: 4.29%
$ 5,647,000           State Street Bank & Trust Repurchase
                       Agreement, 5.750% due 01/02/01
                       (Collateralized by $4,675,000 U.S.
                       Treasury Notes, 7.25% Due 08/15/22,
                       Market Value $5,764,860)                    $  5,647,000
                                                                   ------------
                      Total Short-Term Investments
                       (Cost $5,647,000)                              5,647,000
                                                                   ------------
                      Total Investments in Securities
                       (Cost $ 113,105,866)*               87.46%  $115,069,989
                      Other Assets and Liabilities-Net     12.54%    16,494,586
                                                          ------   ------------
                      Net Assets                          100.00%  $131,564,575
                                                          ======   ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation                $  2,241,264
                      Gross Unrealized Depreciation                    (277,141)
                                                                   ------------
                         Net Unrealized Appreciation               $  1,964,123
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal                                                           Market
   Amount                                                             Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 23.66%
                        Airlines: 0.47%
    60,000              Atlas Air, Inc., 9.375%, due 11/15/06       $    59,100
                                                                    -----------
                        Banks: 2.77%
   155,000      @@      Banco Santander-Chile, 6.500%,
                         due 11/01/05                                   150,396
   200,000              Wachovia Corp., 6.605%, due 10/01/25            200,924
                                                                    -----------
                                                                        351,320
                                                                    -----------
                        Commercial Services: 1.15%
   160,000              Neff Corp., 10.250%, due 06/01/08                71,200
    25,000              United Rentals, Inc., 8.800%, due 08/15/08       18,750
    75,000              United Rentals, Inc., 9.000%, due 04/01/09       56,250
                                                                    -----------
                                                                        146,200
                                                                    -----------
                        Diversified Financial
                        Services: 2.61%
    60,000     # @@     Cerro Negro Finance, Ltd., 7.330%,
                         due 12/01/09                                    55,093
   200,000              Household Finance Corp., 8.000%,
                         due 05/09/05                                   209,913
   100,000              Madison River Capital, LLC/Madison
                         River Finance Corp., 13.250%,
                         due 03/01/10                                    65,500
                                                                    -----------
                                                                        330,506
                                                                    -----------
                        Electric: 1.75%
    50,000              AES Corp., 9.375%, due 09/15/10                  51,125
    55,000              Calpine Corp., 8.625%, due 08/15/10              53,267
   100,000              East Coast Power, LLC, 7.536%,
                         due 06/30/17                                    97,453
    20,000      @@      Enersis SA (Chile), 6.600%,
                         due 12/01/26                                    19,712
                                                                    -----------
                                                                        221,557
                                                                    -----------
                        Electronics: 1.27%
    95,000      @@      Celestica Int'l, Inc., 10.500%,
                         due 12/31/06                               $    98,800
    65,000      @@      Flextronics Int'l, Ltd., 8.750%,
                         []due 10/15/07                                  61,750
                                                                    -----------
                                                                        160,550
                                                                    -----------
                        Forest Products and Paper: 0.33%
   100,000              Doman Industries, Ltd., 8.750%,
                         due 03/15/04                                    42,500
                                                                    -----------
                        Healthcare-Services: 0.38%
    50,000              HCA-The Healthcare Co., 7.250%,
                         due 05/20/08                                    47,705
                                                                    -----------
                        Holding Companies-Diversified: 0.40%
    50,000       #      Kansas City Southern Railway, 9.500%,
                         due 10/01/08                                    51,250
                                                                    -----------
                        Home Builders: 0.59%
    25,000              Lennar Corp., 7.625%, due 03/01/09               23,128
    50,000              Lennar Corp., 9.950%, due 05/01/10               51,000
                                                                    -----------
                                                                         74,128
                                                                    -----------
                        Iron/Steel: 0.85%
    25,000              AK Steel Corp., 7.875%, due 02/15/09             22,187
    65,000              AK Steel Corp., 9.125%, due 12/15/06             61,913
    25,000              Armco, Inc., 9.000%, due 09/15/07                23,000
                                                                    -----------
                                                                        107,100
                                                                    -----------
                        Lodging: 0.40%
    25,000              Prime Hospitality Corp., 9.750%,
                         due 04/1/07                                     25,125
    25,000              Station Casinos, Inc., 9.875%,
                         due 07/1/10                                     25,656
                                                                    -----------
                                                                         50,781
                                                                    -----------
                        Machinery-Construction and Mining: 0.10%
    15,000              Terex Corp., 8.875%, due 04/01/08                12,919
                                                                    -----------
                        Media: 4.99%
    85,000              Adelphia Communications, 10.875%,
                         due 10/01/10                               $    82,450
   600,000              Charter Communications Holdings,
                         LLC/Charter Holdings Cap. Corp.,
                         11.750%, due 01/15/10                          348,000
    75,000              Echostar DBS Corp., 9.250%,
                         due 02/01/06                                    72,937
   450,000      @@      UPC, 13.750%, due 02/01/10                      128,250
                                                                    -----------
                                                                        631,637
                                                                    -----------
                        Oil and Gas Producers: 1.01%
   200,000              United Refining Co., 10.750%,
                         due 06/15/07                                   128,000
                                                                    -----------
                        Packaging and Containers: 0.64%
   135,000              Owens-Illinois, Inc., 7.850%,
                         due 05/15/04                                    81,000
                                                                    -----------
                        Retail - Discount: 0.56%
   175,000              Hollywood Entertainment Corp.,
                         10.625%, due 08/15/04                           70,875
                                                                    -----------
                        Telecommunications: 3.21%
   200,000      @@      Call-Net Enterprises, Inc., 8.000%,
                         due 08/15/08                                    78,000
    25,000              Fairchild Semiconductor Int'l, Inc.,
                         10.125%, due 03/15/07                           23,250
    60,000              Global Crossing Holding Ltd., 9.500%,
                         due 11/15/09                                    57,000
   100,000              MGC Communications, Inc./Mpower
                         Communications, 13.000%, due 04/01/10           45,000
   200,000              Motorola, Inc., 6.500%, due 09/01/25            203,286
                                                                    -----------
                                                                        406,536
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                         Transportation: 0.18%
    25,000               Gulfmark Offshore, Inc., 8.750%,
                          due 06/01/08                             $     23,313
                                                                   ------------
                         Total Corporate Bonds
                          (Cost $3,161,519)                           2,996,977
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 31.10%

                         Governments: 31.10%
 1,000,000               U.S. Treasury Note, 6.000%, due 08/15/04     1,028,280
 1,150,000               U.S. Treasury Note, 6.500%, due 02/15/10     1,258,169
   600,000               U.S. Treasury Bond, 7.250%, due 05/15/16       705,750
   200,000               U.S. Treasury Note, 6.750%, due 05/15/05       213,031
   675,000               U.S. Treasury Bond, 6.125%, due 08/15/29       734,171
                                                                   ------------
                                                                      3,939,401
                                                                   ------------
                         Total U.S. Treasury Obligations
                          (Cost $ 3,734,228)                          3,939,401
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.76%

                         Federal Home Loan
                          Mortgage Corporation: 6.04%
    89,983               5.500%, due 02/01/14                            87,565
    10,750               9.000%, due 06/01/06                            11,287
   174,612               5.500%, due 01/01/14                           169,919
   450,741               7.000%, due 06/01/29                           451,727
    12,087               10.000%, due 10/01/03                           12,725
    30,555               9.500%, due 11/01/05                            32,093
                                                                   ------------
                                                                        765,316
                                                                   ------------
                         Federal National Mortgage
                          Association: 16.11%
   200,000               6.625%, due 11/15/30                           211,594
   500,000               7.250%, due 01/15/10                           542,970
   316,143               7.000%, due 03/01/15                           319,602
   393,236               6.500%, due 08/01/15                           393,110
    15,938               9.500%, due 05/01/07                            16,820
    79,910               6.500%, due 02/01/09                            79,935
    14,178               10.000%, due 10/01/04                     $     15,051
    13,008               9.500%, due 06/01/05                            13,728
    12,958               9.500%, due 07/01/06                            13,675
   143,973               8.000%, due 08/01/30                           147,526
   275,179               6.350%, due 01/01/04                           286,186
                                                                   ------------
                                                                      2,040,197
                                                                   ------------
                         Government National Mortgage
                          Association: 6.61%
   296,268               7.500%, due 11/15/29                           301,358
   141,954               8.000%, due 07/15/30                           145,568
   390,584               6.500%, due 06/15/29                           386,189
       647               11.500%, due 07/15/13                              711
     3,510               8.500%, due 02/15/21                             3,640
       350               11.500%, due 02/15/13                              390
                                                                   ------------
                                                                        837,856
                                                                   ------------
                         Total U.S. Government Agency Obligations
                          (Cost $3,514,471)                           3,643,369
                                                                   ------------
                         Collateralized Mortgage Obligations and
                          Asset-Backed Securities: 6.34%
                         Mortgage -- Commercial: 3.93%
   210,000    #          Allied Capital Commercial Mortgage
                          Trust, 6.710%, due 12/25/04                   210,695
   279,599               GMAC Commercial Mortgage Securities,
                          Inc., 6.974%, due 05/15/05                    287,670
                                                                   ------------
                                                                        498,365
                                                                   ------------
                         Mortgage -- Residential: 2.41%
   300,000               Emergent Home Equity Loan Trust,
                          7.080%, due 12/15/28                          305,516
                                                                   ------------
                         Total CMO's and Asset Backed Securities
                          (Cost $ 777,159)                              803,881
                                                                   ------------
PREFERRED STOCK: 1.04%
                         Telecommunications: 1.04%
     2,853               XO Communications, Inc.                   $    131,958
                                                                   ------------
                         Total Preferred Stock
                          (Cost $240,842)                               131,958
                                                                   ------------
MUTUAL FUNDS: 3.82%
                         Investment Companies: 3.82%
    64,500   ++          Pilgrim Prime Rate Trust                       483,750
                                                                   ------------
                         Total Mutual Funds
                          (Cost $610,654)                               483,750
                                                                   ------------
                         Total Long-Term Investments:
                          (Cost $ 12,038,873)                        11,999,336
                                                                   ------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 6.60%
                         Repurchase Agreements: 6.60%
$  836,000               State Street Repurchase Agreement,
                          5.750% Due 01/02/01 (Collateralized
                          by $857,255 U.S. Treasury Bond, 8.000%
                          Market Value $655,000 Due 11/15/21)      $    836,000
                                                                   ------------
                        Total Short-Term Investments
                         (Cost $836,000)                                836,000
                                                                   ------------
                        Total Investments in Securities
                         (Cost $ 12,874,872)*             101.32%  $ 12,835,336
                        Other Assets and
                         Liabilities-Net                   -1.32%      (167,578)
                                                          ------   ------------
                        Net Assets                        100.00%  $ 12,667,758
                                                          ======   ============

++   Related party.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign issuer.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation              $    399,500
                        Gross Unrealized Depreciation                  (439,037)
                                                                   ------------
                              Net Unrealized Depreciation          $    (39,537)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 91.31%
                     Airlines: 3.76%
  2,500,000          Amtran, Inc., 10.500%, due 08/01/04           $  2,150,000
  4,000,000          Atlas Air, Inc., 9.375%, due 11/15/06            3,940,000
  2,000,000          Worldwide Flight Services, Inc.,
                      12.250%, due 08/15/07                           1,410,000
                                                                   ------------
                                                                      7,500,000
                                                                   ------------
                     Automotive: 1.85%
  4,050,000          Lear Corp., 8.110%, due 05/15/09                 3,686,359
                                                                   ------------
                     Building Materials: 0.89%
  2,000,000          Dayton Superior Corp., 13.000%,
                      due 06/15/09                                    1,780,000
                                                                   ------------
                     Broadcasting: 3.00%
  3,000,000          Sinclair Broadcast Group, Inc., 10.000%,
                      due 09/30/05                                    2,925,000
  3,025,000          Young Broadcasting, Inc., 11.750%,
                      due 11/15/04                                    3,062,813
                                                                   ------------
                                                                      5,987,813
                                                                   ------------
                     Cable: 8.42%
  4,000,000          Charter Communications, 8.625%,
                      due 04/01/09                                    3,650,000
  2,000,000          Echostar DBS Corp., 9.375%, due 02/01/09         1,950,000
  2,000,000          Echostar DBS Corp., 9.250%, due 02/01/06         1,945,000
  3,500,000          Intermedia Communications, Inc., 9.500%,
                      due 03/01/09                                    2,467,500
  3,000,000          Pegasus Communications Corp.,
                      9.750%, due 12/01/06                            2,805,000
  3,750,000    @@    Star Choice Communications, 13.000%,
                      due 12/15/05                                    3,960,938
                                                                   ------------
                                                                     16,778,438
                                                                   ------------
                     Capital Goods: 1.82%
  2,440,000          Terex Corp., 8.875%, due 04/01/08             $  2,113,650
    595,000          Terex Corp. series D, 8.875%, due 04/01/08         515,419
  4,000,000          Transportation Mfg. Operations, 11.250%,
                      due 05/01/09                                    1,000,000
                                                                   ------------
                                                                      3,629,069
                                                                   ------------
                     Chemicals: 1.46%
  3,000,000          Lyondell Chemical Co., 9.875%, due 05/01/07      2,910,000
                                                                   ------------
                     Consumer Products: 1.40%
  3,000,000          Simmons Co., 10.250%, due 03/15/09               2,790,000
                                                                   ------------
                     Containers: 1.11%
  2,160,000          Owens Ill, Inc., 7.850%, due 05/15/04            1,306,800
    900,000          Stone Container Corp., 10.750%, due 04/01/02       898,875
                                                                   ------------
                                                                      2,205,675
                                                                   ------------
                     Electrical Utilities: 3.42%
    900,000          AES Corp., 9.500%, due 06/01/09                    936,000
  2,675,000          AES Corp., 9.375%, due 09/15/10                  2,748,563
  3,225,000          Calpine Corp., 8.625%, due 08/15/10              3,128,395
                                                                   ------------
                                                                      6,812,958
                                                                   ------------
                     Energy: 7.01%
  1,360,000          Clark Refining & Marketing, Inc.,
                      8.375%, due 11/15/07                            1,026,800
  1,325,000   @@#    Compagnie Generale De Geophysi, 10.625%,
                      due 11/15/07                                    1,364,750
  5,575,000          Energy Corp. America, 9.500%, due 05/15/07       4,446,063
  3,425,000          Parker Drilling Co., 9.750%, due 11/15/06        3,459,250
  1,500,000          RBF Finance Co., 11.000%, due 03/15/06           1,743,750
  3,100,000          United Refining Co., 10.750%, due 06/15/07       1,922,000
                                                                   ------------
                                                                     13,962,613
                                                                   ------------
                     Environmental: 2.33%
  4,900,000          Allied Waste North America, Inc.,
                      10.000%, due 08/01/09                        $  4,642,750
                                                                   ------------
                     Entertainment: 0.41%
  2,000,000          Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                      810,000
                                                                   ------------
                     Finance: 3.45%
  3,000,000          Neff Corp., 10.250%, due 06/01/08                1,335,000
  3,000,000          Penhall Int'l Corp., 12.000%, due 08/01/06       2,700,000
    325,000          United Rentals, Inc., 8.800%, due 08/15/08         245,375
  1,400,000          United Rentals, Inc., 9.250%, due 01/15/09       1,071,000
  2,025,000          United Rentals, Inc., 9.000%, due 04/01/09       1,528,875
                                                                   ------------
                                                                      6,880,250
                                                                   ------------
                     Food/Beverage: 1.55%
  3,875,000          Packaged Ice, Inc., 9.750%, due 02/01/05         3,080,625
                                                                   ------------
                     Gaming: 7.01%
  1,750,000    #     Anchor Gaming, 9.875%, due 10/15/08              1,806,875
  2,125,000    #     Autotote Corp., 12.500%, due 08/15/10            2,008,125
  1,000,000          Hollywood Casino Shreveport, 13.000%,
                      due 08/01/06                                    1,070,000
  2,000,000          Int'l Game Technology, 8.375%, due 05/15/09      2,005,000
  3,250,000          Park Place Enertainment Corp., 8.875%,
                      due 09/15/08                                    3,298,750
  2,675,000          Station Casinos, Inc., 9.875%, due 07/01/10      2,758,594
  1,000,000          Station Casinos, Inc., 9.750%, due 04/15/07      1,017,500
                                                                   ------------
                                                                     13,964,844
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
     PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)(Continued)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                     Health Care: 2.03%
  2,100,000          Columbia/HCA Healthcare Corp., 7.250%,
                      due 05/20/08                                 $  2,006,390
  2,000,000          Tenet Healthcare Corp., 8.125%, due 12/01/08     2,030,000
                                                                   ------------
                                                                      4,036,390
                                                                   ------------
                     Homebuilders: 2.75%
  3,000,000          D R Horton, Inc., 8.375%, due 06/15/04           2,895,000
  1,500,000          Lennar Corp., 9.950%, due 05/01/10               1,537,500
  1,125,000          Lennar Corp., 7.625%, due 03/01/09               1,042,289
                                                                   ------------
                                                                      5,474,789
                                                                   ------------
                     Hotels: 1.50%
  1,800,000          HMH Properties, Inc., 7.875%, due 08/01/08       1,737,000
  1,250,000          Prime Hospitality Corp., 9.750%,
                      due 04/01/07                                    1,262,500
                                                                   ------------
                                                                      2,999,500
                                                                   ------------
                     Internet - DSL: 0.67%
  5,250,000          Rhythms Netconnections, Inc., 12.750%,
                      due 04/15/09                                    1,338,750
                                                                   ------------
                     Internet - ISP: 2.48%
  3,000,000    #     Colo.Com, 13.875%, due 03/15/10                  1,350,000
  3,000,000          Exodus Communications, Inc., 11.250%,
                      due 07/01/08                                    2,685,000
  1,425,000          Globix Corp., 12.500%, due 02/01/10                534,375
  5,000,000          North Point Communications, 12.875%,
                      due 02/15/10                                      375,000
                                                                   ------------
                                                                      4,944,375
                                                                   ------------
                     Paper: 0.46%
  2,175,000    @@    Doman Industries, Ltd., 8.750%, due 03/15/04       924,375
                                                                   ------------
                     Rail Transportation: 1.03%
  2,000,000    #     Kansas City Southern Railway Co., 9.500%,
                      due 10/01/08                                    2,060,000
                                                                   ------------
                     Specialty Retail: 3.17%
  2,000,000          Big 5 Corp., 10.875%, due 11/15/07            $  1,765,000
  1,875,000          JoAnn Stores, Inc., 10.375%, due 05/01/07        1,115,625
  1,000,000          Musicland Group, Inc., 9.875%, due 03/15/08      1,005,000
  3,088,000          Tuesday Morning Corp., 11.000%, due 12/15/07     2,424,080
                                                                   ------------
                                                                      6,309,705
                                                                   ------------
                     Steel: 2.22%
  1,705,000          AK Steel Corp., 9.125%, due 12/15/06             1,632,537
  1,875,000          AK Steel Corp., 7.875%, due 02/15/09             1,673,438
    325,000          Armco, Inc., 9.000%, due 09/15/07                  300,625
  1,400,000          Metals USA, Inc., 8.625%, due 02/15/08             819,000
                                                                   ------------
                                                                      4,425,600
                                                                   ------------
                     Technology: 5.45%
    500,000          Amkor Technology, Inc., 9.250%, due 05/01/06       473,750
  1,975,000          Fairchild Semiconductor Corp., 10.125%,
                      due 03/15/07                                    1,846,625
  2,795,000    @@    Flextronics Int'l, Ltd., 8.750%, due 10/15/07    2,669,225
  2,500,000   @@#    Seagate Technology, 12.500%, due 11/15/07        2,375,000
  5,825,000          Zilog, Inc., 9.500%, due 03/01/05                3,495,000
                                                                   ------------
                                                                     10,859,600
                                                                   ------------
                     Transportation: 1.92%
  3,055,000          Gulfmark Offshore, Inc., 8.750%,
                      due 06/01/08                                    2,864,063
  1,000,000    #     Travelcenters America, Inc., 12.750%,
                      due 05/01/09                                      970,000
                                                                   ------------
                                                                      3,834,063
                                                                   ------------
                     Wireless - Cellular: 3.21%
  2,350,000          Crown Castle Int'l Corp., 9.500%,
                      due 08/01/11                                 $  2,320,624
  4,350,000          Nextel Communications, 9.375%, 11/15/09          4,067,250
                                                                   ------------
                                                                      6,387,874
                                                                   ------------
                     Wireless - Sat/Fixed: 1.09%
  5,000,000    @@    Call Net Enterprises, Inc., 9.375%,
                      due 05/15/09                                    2,175,000
                                                                   ------------
                     Wireline - CLEC: 5.20%
  2,500,000          Adelphia Communications Corp., 10.875%,
                      due 10/01/10                                    2,425,000
  2,000,000          Hyperion Telecommunication, Inc., 12.000%,
                      due 11/01/07                                      800,000
  4,000,000          Madison River Capital Finance Corp., 13.250%,
                      due 03/01/10                                    2,500,000
  2,000,000          MGC Communications, Inc., 13.000%,
                      due 04/01/10                                      900,000
  4,500,000          Nextlink Communications, 10.750%,
                      due 11/15/08                                    3,735,000
                                                                   ------------
                                                                     10,360,000
                                                                   ------------
                     Wireline - Long Distance: 7.34%
  4,000,000    @@    Flag Telecom Holdings, Ltd., 11.625%,
                      due 03/30/10                                    3,140,000
  3,000,000          ITC Deltacom, Inc., 9.750%, due 11/15/08         2,160,000
  4,350,000          Level 3 Communications, Inc., 9.125%,
                      due 05/01/08                                    3,534,373
  4,000,000          Metromedia Fiber Network, Inc., 10.000%,
                      due 11/15/08                                    3,340,000
  5,790,000          Northeast Optic, 12.750%, due 08/15/08           2,460,750
                                                                   ------------
                                                                     14,635,123
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
     PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)(Continued)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                     Wireline - Submarine: 1.90%
1,000,000    @@      Global Crossings Holdings, Ltd.,
                      9.500%, due 11/15/09                         $    950,000
3,000,000    @@      Global Crossings Holdings, Ltd.,
                      9.625%, due 05/15/08                            2,835,000
                                                                   ------------
                                                                      3,785,000
                                                                   ------------
                     Total Corporate Bonds
                      (Cost $214,487,524)                           181,971,538
                                                                   ------------
                     WARRANTS: 0.00%
                     Airlines: 0.00%
    2,000    @#      Worldwide Flight Services, Inc.,
                      expires 08/15/07                                       20
                                                                   ------------
                     Building Materials: 0.00%
    4,000    @#      Dayton Superior Corp., expires 06/15/09                 40
                                                                   ------------
                     Total Warrants (Cost $0)                                60
                                                                   ------------
                     Total Long - Term Investments
                      (Cost $214,487,524)                           181,971,598
                                                                   ------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 6.56%

                     Commercial Paper: 6.56%
$10,005,000          General Electric, 5.900%, due 01/02/01        $ 10,003,360
  3,056,000          State Street Boston, 6.200%, due 01/02/01        3,055,474
                                                                   ------------
                     Total Short-Term Investments
                      (Cost $13,402,935)                             13,058,834
                                                                   ------------
                     Total Investments in Securities
                      (Cost $ 227,546,358)*                97.87%  $195,030,432
                     Other Assets and Liabilities-Net       2.13%     4,251,572
                                                          ------   ------------
                     Net Assets                           100.00%  $199,282,004
                                                          ======   ============

@    Non-Income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
* Cost for federal Income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $  2,353,711
                     Gross Unrealized Depreciation                  (34,869,637)
                                                                   ------------
                         Net Unrealized Depreciation               $(32,515,926)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II   PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                     CORPORATE BONDS: 94.06%
                     Airlines: 2.15%
 1,500,000           Amtran, Inc., 10.500%, due 08/01/04           $  1,290,000
 1,525,000           Atlas Air, Inc., 9.375%, due 11/15/06            1,502,125
                                                                   ------------
                                                                      2,792,125
                                                                   ------------
                     Building Materials: 1.39%
 2,000,000           Dayton Superior Corp., 13.000%,
                      due 06/15/09                                    1,810,000
                                                                   ------------

                     Broadcasting: 4.14%
 3,250,000           Sinclair Broadcast Group, Inc., 10.000%,
                      due 09/30/05                                    3,168,750
 2,175,000           Young Broadcasting, Inc., 11.750%,
                      due 11/15/04                                    2,202,188
                                                                   ------------
                                                                      5,370,938
                                                                   ------------
                     Cable: 6.23%
 4,000,000     @     Century Communications Corp., 0.000%,
                      due 01/15/08                                    1,560,000
 1,500,000           Charter Communications Holdings,
                      0/9.920%, due 04/01/11                            873,750
 3,000,000           Echostar DBS Corp., 9.250%, due 02/01/06         2,917,500
 2,375,000           Intermedia Communications, Inc., 9.500%,
                      due 03/01/09                                    1,674,375
 1,000,000    @@     Star Choice Communications, 13.000%,
                      due 12/15/05                                    1,056,250
                                                                   ------------
                                                                      8,081,875
                                                                   ------------
                     Capital Goods: 1.13%
 1,640,000           Terex Corp., 8.875%, due 04/01/08                1,420,650
    55,000           Terex Corp. series D, 8.875%, due 04/01/08          47,644
                                                                   ------------
                                                                      1,468,294
                                                                   ------------
                     Consumer Products: 2.26%
 3,150,000           Simmons Co., 10.250%, due 03/15/09               2,929,500
                                                                   ------------
                     Containers: 1.27%
 1,605,000           Owens Ill, Inc., 7.850%, due 05/15/04         $    971,025
 5,000,000           Russell Stanley Holdings, Inc., 10.875%,
                      due 02/15/09                                      675,000
                                                                   ------------
                                                                      1,646,025
                                                                   ------------
                     Electrical Utilities: 3.95%
 1,865,000           AES Corp., 9.375%, due 09/15/10                  1,916,288
   750,000           AES Corp., 9.500%, due 06/01/09                    780,000
 2,500,000           Calpine Corp., 8.625%, due 08/15/10              2,425,112
                                                                   ------------
                                                                      5,121,400
                                                                   ------------
                     Energy: 10.05%
 1,000,000           Clark Refining & Marketing, Inc., 8.375%,
                      due 11/15/07                                      755,000
   875,000   # @@    Compagnie Generale De Geophysique, 10.625%,
                      due 11/15/07                                      901,250
 3,755,000           Energy Corp. of America, 9.500%,
                      due 05/15/07                                    2,994,613
 4,500,000    @@     Northern Offshore Asa, 10.000%, due 05/15/05     3,037,500
 2,350,000           Parker Drilling Co., 9.750%, due 11/15/06        2,373,500
 1,500,000           RBF Finance Co., 11.000%, due 03/15/06           1,743,750
 2,000,000           United Refining Co., 10.750%, due 06/15/07       1,240,000
                                                                   ------------
                                                                     13,045,613
                                                                   ------------
                     Entertainment: 4.13%
 4,100,000           Ascent Entertainment Group, Inc.,
                      0/11.875%, due 12/15/04                         3,336,375
 5,000,000           Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                    2,025,000
                                                                   ------------
                                                                      5,361,375
                                                                   ------------
                     Environmental: 1.82%
 2,500,000           Allied Waste North America, Inc., 10.000%,
                      due 08/01/09                                    2,368,750
                                                                   ------------
                     Finance: 4.51%
 2,850,000           Neff Corp., 10.250%, due 06/01/08             $  1,268,250
 2,000,000           Penhall Int'l Corp., 12.000%, due 08/01/06       1,800,000
 1,000,000           United Rentals, Inc., 9.250%, due 01/15/09         765,000
 1,475,000           United Rentals, Inc., 9.000%, due 04/01/09       1,113,625
   225,000           United Rentals, Inc., 8.800%, due 08/15/08         169,875
   750,000           United Rentals, Inc., 9.500%, due 06/01/08         588,750
   500,000   # @@    Westways Funding II, Ltd., 22.125%,
                      due 01/29/03                                      150,000
                                                                   ------------
                                                                      5,855,500
                                                                   ------------
                     Food/Beverage: 2.10%
 3,500,000           Standard Commercial Corp., 8.875%,
                      due 08/01/05                                    2,730,000
                                                                   ------------
                     Gaming: 5.65%
 1,250,000     #     Anchor Gaming, 9.875%, due 10/15/08              1,290,625
 1,500,000     #     Autotote Corp., 12.500%, due 08/15/10            1,417,500
 2,250,000           Park Pacel Entertainment Corp., 8.875%,
                      due 09/15/08                                    2,283,750
   475,000           Station Casinos, Inc., 9.750%, due 04/15/07        483,313
 1,800,000           Station Casinos, Inc., 9.875%, due 07/01/10      1,856,250
                                                                   ------------
                                                                      7,331,438
                                                                   ------------
                     Health Care: 1.20%
 1,475,000           Columbia/HCA Healthcare Corp., 7.250%,
                      due 05/20/08                                    1,409,250
   184,074     @     Intracel, 11.500%, due 03/25/10                     55,222
 5,941,463     @     Intracel, 1.000%, due 03/20/10                          --
   300,000     @     Intracel, 1.000%, due 03/20/10                      90,000
                                                                   ------------
                                                                      1,554,472
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
     PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)(Continued)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                     Homebuilders: 0.64%
   150,000           Lennar Corp., 9.950%, due 05/01/10            $    153,750
   725,000           Lennar Corp., 7.625%, due 03/01/09                 671,697
                                                                   ------------
                                                                        825,447
                                                                   ------------
                     Hotels: 2.34%
 2,000,000           Courtyard Marriott II, Ltd. Partnership,
                      10.750%, due 02/01/08                           2,030,000
 1,000,000           Prime Hospitality Corp., 9.750%,
                      due 04/01/07                                    1,010,000
                                                                   ------------
                                                                      3,040,000
                                                                   ------------
                     Internet - DSL: 0.92%
 3,500,000           Rhythms Netconnections, Inc., 12.750%,
                      due 04/15/09                                      892,500
 1,300,000           Rhythms Netconnections, Inc., 14.000%,
                      due 02/15/10                                      305,500
                                                                   ------------
                                                                      1,198,000
                                                                   ------------
                     Internet - ISP: 2.06%
 3,000,000     #     Colo.com, 13.875%, due 03/15/10                  1,350,000
 2,125,000           Globix Corp., 12.500%, due 02/01/10                796,875
 7,000,000           North Point Communications, 12.875%,
                      due 02/15/10                                      525,000
                                                                   ------------
                                                                      2,671,875
                                                                   ------------
                     Paper: 0.92%
 2,825,000    @@     Doman Industries, Ltd., 8.750%, due 03/15/04     1,200,625
                                                                   ------------
                     Rail Transportation: 1.09%
 1,375,000     #     Kansas City Southern Railway Co., 9.500%,
                      due 10/01/08                                    1,416,250
                                                                   ------------
                     Supermarkets: 3.25%
 5,000,000           Fleming Companies, Inc., 10.500%,
                      due 12/01/04                                 $  3,900,000
 4,250,000           Richmont Marketing Specialists, 10.125%,
                      due 12/15/07                                      318,750
                                                                   ------------
                                                                      4,218,750
                                                                   ------------
                     Specialty Retail: 1.67%
 1,000,000           Big 5 Corp., 10.875%, due 11/15/07                 882,500
 1,000,000           JoAnn Stores, Inc., 10.375%, due 05/01/07          605,000
   675,000           Musicland Group, Inc., 9.875%, due 03/15/08        678,375
                                                                   ------------
                                                                      2,165,875
                                                                   ------------
                     Steel: 2.38%
 1,350,000           AK Steel Corp., 7.875%, due 02/15/09             1,204,875
 1,175,000           AK Steel Corp., 9.125%, due 12/15/06             1,125,063
   225,000           Armco, Inc., 9.000%, due 09/15/07                  208,125
   950,000           Metals USA, Inc., 8.625%, due 02/15/08             555,750
                                                                   ------------
                                                                      3,093,813
                                                                   ------------
                     Technology: 4.71%
 1,350,000           Fairchild Semiconductor Corp., 10.125%,
                      due 03/15/07                                    1,262,250
 1,610,000    @@     Flextronics Int'l, Ltd., 8.750%,
                      due 10/15/07                                    1,537,550
 1,250,000   # @@    Seagate Technology, 12.500%, due 11/15/07        1,187,500
 3,550,000           Zilog, Inc., 9.500%, due 03/01/05                2,130,000
                                                                   ------------
                                                                      6,117,300
                                                                   ------------
                     Telephone: 2.91%
 3,150,000           NTL, Inc., 0/9.750%, due 04/01/08             $  1,740,375
 1,340,000           United Int'l Holdings, Inc., 10.750%,
                      due 02/15/08                                      556,100
 5,100,000    @@     United Pan Europe NV, 13.750%, due 02/01/10      1,479,000
                                                                   ------------
                                                                      3,775,475
                                                                   ------------
                     Transport: 2.99%
 2,065,000           Gulfmark Offshore, Inc., 8.750%,
                      due 06/01/08                                    1,935,938
 2,000,000     #     Travelcenters America, Inc., 12.750%,
                      due 05/01/09                                    1,940,000
                                                                   ------------
                                                                      3,875,938
                                                                   ------------
                     Wireless - Cellular: 4.96%
 3,300,000           Nextel Communications, Inc., 0/9.950%,
                      due 02/15/08                                    2,417,250
 3,775,000           US Unwired, Inc., 1.000%, due 11/01/09           1,736,500
 7,998,000           Winstar Communications, Inc., 0/14.750%,
                      due 04/15/10                                    2,279,430
                                                                   ------------
                                                                      6,433,180
                                                                   ------------
                     Wireline - CLEC: 6.49%
 3,600,000           ICG Services, Inc., 10.000%, due 02/15/08          306,000
 1,500,000           Madison River Capital Finance Corp., LLC.,
                      13.250%, due 03/01/10                             937,500
 6,000,000           MGC Communications, Inc., 13.000%,
                      due 04/01/10                                    2,700,000
 3,000,000           Nextlink Communications, Inc., 0/12.250%,
                      due 06/01/09                                    1,455,000
 5,000,000    @@     Versatel Telecom Int'l NV, 11.875%,
                      due 07/15/09                                    3,025,000
                                                                   ------------
                                                                      8,423,500
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
     PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)(Continued)
--------------------------------------------------------------------------------

  Principal                                                             Market
   Amount                                                               Value
--------------------------------------------------------------------------------

                   Wireline - Long Distance: 3.18%
 5,500,000   @@    Call Net Enterprises, Inc., 0/12.975%,
                    due 08/15/08                                   $  1,072,500
 1,000,000   @@    Call Net Enterprises, Inc., 8.000%,
                    due 08/15/08                                        390,000
 1,000,000   @@    Flag Telecom Holdings, Ltd., 11.625%,
                    due 03/30/10                                        785,000
 1,600,000         Level 3 Communications, Inc., 12.875%,
                    due 03/15/10                                        752,000
 7,250,000         Viatel, Inc., 0/12.500%, due 04/15/08              1,123,750
                                                                   ------------
                                                                      4,123,250
                                                                   ------------
                   Wireline - Submarine: 1.57%
 2,150,000   @@    Global Crossing Holdings, Ltd., 9.500%,
                    due 11/15/09                                      2,042,500
                                                                   ------------
                   Total Corporate Bonds
                    (Cost $160,400,521)                             122,089,083
                                                                   ------------

                                                                      Market
     Shares                                                           Value
--------------------------------------------------------------------------------
                   COMMON STOCK: 0.20%
                   Health Care: 0.00%
    16,926     @   Intracel Corp.                                  $         --
                                                                   ------------
                   Wireline - CLEC: 0.20%
    89,000   @@ @  Complete L Europe NV                                 245,640
                                                                   ------------
                   Total Common Stock
                    (Cost $809,227)                                     245,640
                                                                   ------------
                   PREFERRED STOCK: 2.37%
                   Wireline - CLEC: 1.69%
    43,970         Adelphia Business Solutions                        1,033,295
    24,930         XO Communications, Inc.                            1,153,012
                                                                   ------------
                                                                      2,186,307
                                                                   ------------
                   Wireline - Submarine: 0.68%
     6,000    @@   Global Crossing, Ltd.                                888,000
                                                                   ------------
                   Total Preferred Stock
                    (Cost $7,175,466)                                 3,074,307
                                                                   ------------
                   WARRANTS: 0.00%
                   Convenience Stores: 0.00%
     4,999     @   Dairy Mart Convience Stores                            2,998
                                                                   ------------
                   Energy: 0.00%
 1,500,000     @   Mexico (UTD Mex ST)                                       --
                                                                   ------------
                   Internet - ISP: 0.00%
     1,000     @   Unifi Communications, Inc.                                10
                                                                   ------------
                   Specialty Retail: 0.00%
       100     @   Electronic Retailing Systems Int'l                       100
                                                                   ------------
                   Total Warrants
                    (Cost $0)                                             3,108
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $168,385,214)                             125,412,138
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 1.21%
                   Repurchase Agreement: 1.21%
$1,576,000         State Street Repurchase Agreement, 5.750%
                    due 01/02/01 (Collateralized by $1,455,000
                    U.S. Treasury Bills, 6.250% Market Value
                    $1,607,775, Due 08/15/23)                      $  1,576,000
                   Total Short-Term Investments
                    (Cost $1,576,000)                                 1,576,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 169,961,214)*                  97.84%  $126,988,138
                   Other Assets and Liabilities-Net         2.16%     2,805,935
                                                          ------   ------------
                   Net Assets                             100.00%  $129,794,073
                                                          ======   ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
* Cost for federal, Income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  1,296,720
                   Gross Unrealized Depreciation                    (44,269,796)
                                                                   ------------
                         Net Unrealized Depreciation               $(42,973,076)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
          PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
    Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS: 48.90%
                  Auto Parts & Equipment: 0.00%
         1   @    Visteon Corp.                                    $         10
                                                                   ------------
                  Banks: 0.98%
    27,900        J.P Morgan Chase & Co.                              1,267,705
                                                                   ------------
                  Beverages: 2.20%
    20,400        Anheuser-Busch Cos., Inc.                             928,200
    16,000        Coca-Cola Co.                                         975,000
    18,900        PepsiCo, Inc.                                         936,731
                                                                   ------------
                                                                      2,839,931
                                                                   ------------
                  Chemicals: 0.01%
       920   @    Syngenta AG                                            10,063
                                                                   ------------
                  Computers: 2.25%
    42,700        Compaq Computer Corp.                                 642,635
     7,700   @    Dell Computer Corp.                                   134,269
    14,900   @    EMC Corp.-Mass                                        990,850
    13,200        Hewlett-Packard Co.                                   416,625
    25,800   @    Sun Microsystems, Inc.                                719,175
                                                                   ------------
                                                                      2,903,554
                                                                   ------------
                  Cosmetics/Personal Care: 0.86%
    15,755        Kimberly-Clark Corp.                                1,113,721
                                                                   ------------
                  Diversified Financial
                  Services: 4.85%
    15,000        American Express Co.                                  824,063
    18,266        Citigroup, Inc.                                       932,708
    19,600        Freddie Mac                                         1,349,950
    14,500        Fannie Mae                                          1,257,875
     6,000        J.P. Morgan & Co.                                     993,000
    13,500        Merrill Lynch & Co., Inc.                             920,531
                                                                   ------------
                                                                      6,278,127
                                                                   ------------
                  Electric: 2.46%
    19,400   @    Calpine Corp.                                         874,213
    14,300        Duke Energy Corp.                                   1,219,075
    32,700        Southern Co.                                        1,087,275
                                                                   ------------
                                                                      3,180,563
                                                                   ------------
                  Electrical Compo & Equipment: 0.88%
    14,500   @    Emerson Electric Co.                                1,142,781
                                                                   ------------
                  Electronics: 0.85%
    19,900   @    Solectron Corp.                                       674,610
    15,000   @    Flextronics                                           427,500
                                                                   ------------
                                                                      1,102,110
                                                                   ------------

   Principal                                                          Market
    Amount                                                            Value
--------------------------------------------------------------------------------
                  Food: 0.88%
    18,200    @   Safeway, Inc.                                    $  1,137,500
                                                                   ------------
                  Forest Products & Paper: 1.23%
    39,100        Int'l Paper Co.                                     1,595,769
                                                                   ------------
                  Home Furnishings: 0.57%
    10,600        Sony Corp.                                            739,350
                                                                   ------------
                  Insurance: 1.44%
    10,600        American Int'l Group                                  991,539
     7,400        Marsh & McLennan Cos.                                 865,800
                                                                   ------------
                                                                      1,857,339
                                                                   ------------
                  Internet: 0.41%
    15,400    @   America Online, Inc.                                  535,920
                                                                   ------------
                  Leisure Time: 0.98%
    41,000        Carnival Corp.                                      1,263,313
                                                                   ------------
                  Machinery-Diversified: 0.96%
    27,100        Deere & Co.                                         1,241,519
                                                                   ------------
                  Media: 2.19%
    11,346    @   Clear Channel Communications                          549,572
    20,000    @   Comcast Corp.                                         835,000
    13,300        Gannett Co., Inc.                                     838,731
    11,600        Time Warner, Inc.                                     605,984
                                                                   ------------
                                                                      2,829,287
                                                                   ------------
                  Mining: 0.87%
    33,700        Alcoa, Inc                                          1,128,950
                                                                   ------------
                  Miscellaneous
                  Manufacturing: 2.08%
    20,500        General Electric Co.                                  982,719
     6,300        Minnesota Mining & Manufacturing Co.                  759,150
    17,100        Tyco Int'l, Ltd.                                      949,050
                                                                   ------------
                                                                      2,690,919
                                                                   ------------
                  Oil & Gas Producers: 3.95%
    20,200        Anadarko Petroleum Corp.                            1,435,816
    29,000        Burlington Resources, Inc.                          1,464,500
     7,425        Chevron Corp.                                         626,948
     9,162        Exxon Mobil Corp.                                     796,521
    13,000        Royal Dutch Petroleum Co.                             787,312
                                                                   ------------
                                                                      5,111,097
                                                                   ------------
                  Oil & Gas Services: 0.67%
    10,900        Schlumberger, Ltd.                                    871,319
                                                                   ------------
                  Pharmaceuticals: 3.10%
    27,200        Abbott Laboratories                              $  1,317,500
    11,100        Merck & Co., Inc.                                   1,039,237
    27,675        Pfizer, Inc.                                        1,273,050
     8,500        Novartis                                               380,375
                                                                   ------------
                                                                      4,010,162
                                                                   ------------
                  Pipelines: 2.07%
    17,000        EL Paso Energy Corp.                                1,217,625
    17,500        Enron Corp.                                         1,454,687
                                                                   ------------
                                                                      2,672,312
                                                                   ------------
                  Retail: 2.97%
    16,700        Home Depot, Inc.                                      762,981
       111   @X   International Fast Food Corp.                             432
    10,900        McDonald's Corp.                                      370,600
    23,300        Sears, Roebuck And Co.                                809,675
    14,500        Wal-Mart Stores, Inc.                                 770,312
    27,100        Walgreen Co.                                        1,133,119
                                                                   ------------
                                                                      3,847,119
                                                                   ------------
                  Savings & Loans: 1.09%
    26,500        Washington Mutual, Inc.                             1,406,156
                                                                   ------------
                  Semiconductors: 1.39%
    30,000        Advanced Micro Devices                                414,375
    18,600        Intel Corp.                                           559,163
    16,600        LSI Logic Corp.                                       283,694
    11,400        Texas Instruments, Inc.                               540,075
                                                                   ------------
                                                                      1,797,307
                                                                   ------------
                  Software: 0.94%
    14,600        First Data Corp.                                      769,238
    10,300    @   Microsoft Corp.                                       446,763
                                                                   ------------
                                                                      1,216,001
                                                                   ------------
                  Telecommunications: 4.09%
    20,100        BellSouth Corp.                                       822,844
    15,900        Cisco Systems, Inc.                                   608,175
    31,525    @   Global Crossing, Ltd.                                 451,202
    16,600        Nokia OYJ                                             722,100
    17,772        SBC Communications, Inc.                              848,613
    31,448    @   Verizon Communications, Inc.                        1,576,331
    26,500    @   WorldCom, Inc.                                        257,344
                                                                   ------------
                                                                      5,286,609
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Principal                                                          Market
     Amount                                                            Value
--------------------------------------------------------------------------------

                  Tobacco: 1.03%
    30,400        Philip Morris Cos., Inc.                         $  1,337,600
                                                                   ------------
                  Transportation: 0.65%
    20,900    @   FedEx Corp.                                           835,164
                                                                   ------------
                  Total Common Stock
                   (Cost $57,265,085)                                63,249,279
                                                                   ------------
CORPORATE BONDS: 16.45%
                  Airlines: 1.03%
     9,729        Continental Airlines, Inc.,6.545% due 2/2/19          944,476
     3,900        Atlas Air, Inc., 9.375% due 11/15/06                  384,150
                                                                   ------------
                                                                      1,328,626
                                                                   ------------
                  Banks: 1.44%
     8,000        Wachovia Corp.,6.605% due 10/1/25                     804,666
    10,950    @@  Banco Santander-Chile 6.500% due 11/1/05            1,063,772
                                                                   ------------
                                                                      1,868,438
                                                                   ------------
                  Building Materials: 0.54%
     7,500        Dayton Superior Corp.,13.000% due 6/15/09             697,500
                                                                   ------------
                  Commercial Services: 0.38%
     1,000        United Rentals, Inc., 9.000% due 4/01/09               75,500
       500        United Rentals, Inc., 8.800% due 8/15/08               37,750
     8,400        Neff Corp., 10.250% due 6/1/2008                      373,800
                                                                   ------------
                                                                        487,050
                                                                   ------------
                  Computers: 0.14%
     5,000        Globix Corp., 12.500% due 2/1/10                      187,500
                                                                   ------------
                  Diversified Financial Services: 3.87%
     8,000        Household Finance Corp., 8.000% due 5/9/05       $    840,420
    10,000        Ford Credit Co., 7.875% due 6/15/10                 1,028,670
     5,000        Madison River Finance Corp., 13.250%
                   due 3/1/10                                           312,500
     1,600    @@  Amvescap PLC, 6.375% due 5/15/03                      157,730
     1,000   #@@  Cerro Negro Finance, Ltd.,7.330% due 12/01/09          91,995
    26,000        FleetBoston Financial Corp., 7.190% due 10/2/12     2,566,049
                                                                   ------------
                                                                      4,997,364
                                                                   ------------
                  Electric: 0.56%
     1,000        AES Corp., 9.375% due 9/15/10                         102,750
     3,000        AES Corp., 9.500% due 6/1/09                          312,000
     3,200        Calpine Corp., 8.625% due 8/15/10                     310,414
                                                                   ------------
                                                                        725,164
                                                                   ------------
                  Electronics: 0.17%
     1,000        Celestica Int'l, Inc., 10.500% due 12/31/06           104,500
     1,150        Flextronics Int'l, Ltd., 8.750% due 10/15/07          109,825
                                                                   ------------
                                                                        214,325
                                                                   ------------
                  Entertainment: 0.32%
     1,250    #   Anchor Gaming, 9.875% due 10/15/08                    129,063
     3,500        Ascent Entertainment Group, 1.000%
                   due 12/15/04                                         284,813
                                                                   ------------
                                                                        413,876
                                                                   ------------
                  Environmental Control: 0.37%
     5,000        Allied Waste North America, 10.000% due 8/1/09        473,750
                                                                   ------------
                  Forrest Products & Paper: 0.26%
     8,000        Doman Inds., Ltd., 8.750% due 3/15/04            $    340,000
                                                                   ------------
                  Healthcare-Services: 0.11%
     1,500        HCA - The Healthcare Company, 7.250%
                   due 5/20/08                                          143,314
                                                                   ------------
                  Holding Cos.- Diverse: 0.38%
     1,000    #   Kansas City Southern Railway, 9.500%
                   due 10/1/08                                          103,000
     4,300        Penhall Int'l, Inc., 12.000% due 8/1/06               387,000
                                                                   ------------
                                                                        490,000
                                                                   ------------
                  Home Builders: 0.15%
     1,250        Lennar Corp., 9.950% due 5/1/10                       128,125
       750        Lennar Corp., 7.625% due 3/1/09                        69,486
                                                                   ------------
                                                                        197,611
                                                                   ------------
                  Internet: 0.04%
     2,000        Rhythms Netconnections, Inc., 14.000%
                   due 2/15/10                                           47,000
                                                                   ------------
                  Iron/Steel: 0.23%
     1,000        AK Steel Corp., 7.875% due 2/15/09                     89,250
     1,650        AK Steel Corp., 9.125% due 12/15/06                   157,987
       500        Armco, Inc., 9.000% due 9/15/07                        46,250
                                                                   ------------
                                                                        293,487
                                                                   ------------
                  Lodging: 0.10%
       750        Prime Hospitality Corp., 9.750% due 4/1/07             75,750
       500        Station Casinos, Inc., 9.875% due 7/1/10               51,562
                                                                   ------------
                                                                        127,312
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Principal                                                          Market
     Amount                                                            Value
--------------------------------------------------------------------------------

                  Machinery-Construction & Mining: 0.05%
       700        Terex Corp., 8.875% due 4/1/08                   $     60,637
                                                                   ------------
                  Media: 1.15%
     2,100        Adelphia Communications, 10.875% due 10/1/10          203,700
     5,000        Charter Communications Holdings Corp., 8.625%
                   due 4/1/09                                           456,250
                  Echostar DBS Corp., 9.25% due 2/1/06                  413,312
    14,500        UPC, 13.750% due 2/1/10                               420,500
                                                                   ------------
                                                                      1,493,762
                                                                   ------------
                  Oil & Gas Producers: 1.08%
    10,000        Occidental Petroleum Corp., 7.650% due 2/15/06      1,044,413
     2,000        United Refining Co., 10.750% due 6/15/07              124,000
     2,287   #@@  Hurricane Hydrocarbons,11.750% due 12/31/01           226,964
                                                                   ------------
                                                                      1,395,377
                                                                   ------------
                  Packaging & Containers: 0.31%
     6,650        Owens-Illinois, Inc., 7.850% due 5/15/04              402,325
                                                                   ------------
                  Pharmaceuticals: 1.39%
    17,000        American Home Products Corp., 7.900%
                   due 2/15/05                                        1,802,673
                                                                   ------------
                  Retail: 0.22%
     7,080        Hollywood Entertainment Corp., 10.625%
                   due 8/15/04                                          286,740
                                                                   ------------
                  Telecommunications: 2.11%
     6,000    @@  Call-Net Enterprises, Inc.,8.000% due 8/15/08    $    234,000
    10,000        Call-Net Enterprises, Inc., 1.000% due 8/15/08        195,000
     7,500    #   Colo.com, Inc., 13.875% due 3/15/10                   337,500
       500        Fairchild Semiconductor Int'l, Inc., 10.125%
                   due 3/15/07                                           46,750
     3,400    @@  Global Crossing Holding, Ltd., 9.500%
                   due 11/15/09                                         323,000
     8,000        MGC Communications, Inc., 13.000% due 4/1/10          360,000
     8,400        Motorola, Inc., 6.500% due 9/1/25                     854,821
     2,000        Star Choice Communications, 13.000%
                   due 12/15/05                                         211,250
     3,750        US Unwired, Inc., 1.000% due 11/1/09                  172,500
                                                                   ------------
                                                                      2,734,821
                                                                   ------------
                  Transportation: 0.05%
       750        Gulfmark Offshore, Inc., 8.750% due 6/1/08             70,313
                                                                   ------------
                  Total Corporate Bonds
                   (Cost: $ 25,601,997)                              21,278,965
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.47%
                  Federal Home Loan Mortgage
                  Association: 1.48%
     4,507        7.000%, due 06/01/29                                  451,724
     4,981        6.000%, due 04/01/14                                  492,470
     9,978        5.500%, due 01/01/14                                  971,902
                                                                   ------------
                                                                      1,916,096
                                                                   ------------
                  Federal National Mortgage
                  Association: 11.35
     8,158        8.000%, due 08/01/30                             $    835,982
    16,688        6.500%, due 06/01/14                                1,668,244
    27,550        7.000%, due 03/01/15                                2,788,131
    31,049        6.350%, due 01/01/04                                3,123,373
    30,000        7.125%, due 06/15/10                                3,254,223
     8,000        6.625%, due 11/15/30                                  843,998
    20,000        7.250%, due 1/15/10                                 2,174,620
                                                                   ------------
                                                                     14,688,571
                                                                   ------------
                  Government National Mortgage
                  Association: 4.64%
    11,851        7.500%, due 11/15/29                                1,205,785
    12,776        8.000%, due 7/15/30                                 1,310,111
    35,152        6.500%, due 6/15/29                                 3,480,096
                                                                   ------------
                                                                      5,995,992
                                                                   ------------
                  Total U.S. Government Agency Obligations
                   (Cost $ 20,915,038)                               22,600,659
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Principal                                                          Market
     Amount                                                            Value
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: 9.06%
                  U.S. Treasury Bonds: 7.05%
    35,250        6.125%, due 8/15/29                              $  3,834,001
    45,000        7.25%, due 5/15/16                                  5,293,125
                                                                   ------------
                                                                      9,127,126
                                                                   ------------
                  U.S. Treasury Notes: 2.01%
    19,000        6.5%, due 2/15/10                                   2,080,054
     5,000        5.85%, due 11/15/04                                   513,194
                                                                   ------------
                                                                      2,593,248
                                                                   ------------
                  Total U.S. Treasury Obligations
                   (Cost $10,938,666)                                11,720,374
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.80%
                  Commercial MBS: 1.25%
     4,672   #    Criimi Mae CMBS Corp., 5.697% due 10/20/01            460,783
    11,184        GMAC Commercial Mortgage Securities, Inc.
                   6.974%, due 5/15/08                                1,151,380
                                                                   ------------
                                                                      1,612,163
                                                                   ------------
                  Home Equity ABS: 0.55%
     7,000        Emergent Home Equity Loan Trust, 7.08%
                   due 12/15/28                                         712,870
                                                                   ------------
                  Total Collateralized Mortgage Obligations
                   (Cost $2,243,293)                                  2,325,033
                                                                   ------------
                  Total Fixed Income
                   (Cost $59,698,994)                                57,925,031
                                                                   ------------
PREFERRED STOCK: 0.16%
                  Media: 0.05%
       660        Paxson Communications Corp.                            63,585
                                                                   ------------
                  Telecommunications: 0.11%
     3,030        XO Communications, Inc.                               140,137
                                                                   ------------
                  Total Preferred Stock                                 203,722
                   (Cost $298,394)

                                                                      Market
      Shares                                                          Value
--------------------------------------------------------------------------------

MUTUAL FUNDS: 2.48%
                  Investment Cost: 2.48%
   428,000        Pilgrim Prime Rate Trust                         $  3,210,000
                                                                   ------------
                  Total Mutual Funds
                   (Cost $3,810,826)                                  3,210,000
                                                                   ------------
WARRANTS: 0.02%
       750   #    Dayton Superior Corp.                                  15,000
                                                                   ------------
                  Miscellaneous Manufacturing: 0.01%
       500   #    Packaged Ice, Inc.                                     10,500
                                                                   ------------
                  Telecommunications: 0.00%
       500   #    Iridium World Communications                                5
     1,000   #    Unifi Communications, Inc.                                 10
                                                                   ------------
                                                                             15
                                                                   ------------
                  Total Warrants
                   (Cost $64,468)                                        25,515
                                                                   ------------
                  Total Long-term Investments
                   (Cost $121,137,767)                              124,613,545
                                                                   ------------

Principal                                                             Market
 Amount                                                               Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 3.17%
                  Repurchase Agreement: 3.17%
$4,090,000         State Street Bank & Trust Repurchase
                   Agreement, 5.750% due 01/02/01 (Collateralized
                   by $3,970,000 U.S. Treasury Notes, 7.875% Due
                   5/15/06, Market Value $4,173,462)               $  4,090,000
                                                                   ------------
                  Total Short-Term Investments
                   (Cost $4,090,000)                                  4,090,000
                                                                   ------------
                  Total Investments in Securities
                   (Cost $ 125,227,767)*                 99.51%    $128,703,545
                  Other Assets and Liabilities-Net        0.49%         628,589
                                                        ------     ------------
                  Net Assets                            100.00%    $129,332,134
                                                        ======     ============

@    Non-income producing security
# Securities with purchases, pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to the rule except to qualified institutional buyers.
+    Step-up basis bonds. Interest rates shown reflect current
++   Related Party
&    Payment in-kind security
@@   Foreign Issuer
X Market Value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 15,027,778
                  Gross Unrealized Depreciation                     (11,552,000)
                                                                   ------------
                         Net Unrealized Appreciation               $  3,475,778
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund      PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
     Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS: 24.17%
                  Diversified Financial Services: 3.00%
    134,781   @   Calpine Capital Trust II                         $ 12,602,024
                                                                   ------------
                  Electric: 1.03%
     95,991   @   Coastal Corp.                                       4,319,595
                                                                   ------------
                  HealthCare Products: 2.65%
    207,668   @   AES Trust VII                                      11,136,197
                                                                   ------------
                  Insurance: 2.02%
     77,410   @   Metlife Capital Trust I                             8,476,395
                                                                   ------------
                  Media: 0.67%
    171,769       United Global Com, Inc.                             2,812,717
                                                                   ------------
                  Oil & Gas Producers: 0.90%
     50,000       Transocean Sedco Forex, Inc.                        2,300,000
     31,800       Crown Castle Int'l Corp.                            1,474,725
                                                                   ------------
                                                                      3,774,725
                                                                   ------------
                  Oil & Gas Services: 0.99%
     28,411   @   Global Crossing, Ltd.                               4,133,801
                                                                   ------------
                  Packaging & Containers: 0.75%
     96,845       Sealed Air Corp.                                    3,129,352
                                                                   ------------
                  Savings & Loans: 3.78%
    268,700       Sovereign Bancorp, Inc.                            15,853,300
                                                                   ------------
                  Telecommunications: 7.81%
          1       WinStar Communications, Inc.                                8
    122,005       Weatherford Int'l, Inc.                             6,176,503
      8,139       McLeodUSA, Inc.                                     3,147,254
    227,100       MediaOne Group, Inc.                               22,199,025
     51,931       WinStar Communications, Inc.                        1,246,344
                                                                   ------------
                                                                     32,769,134
                                                                   ------------
                  Transportation: 0.57%
     40,500       United Parcel Service, Inc.                         2,381,906
                                                                   ------------
                  Total Common Stock
                   (Cost $96,134,735)                               101,389,146
                                                                   ------------

   Principal                                                          Market
    Amount                                                            Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 72.44%
                  Biotechnology: 2.58%
  6,511,000       Millennium Pharmaceuticals, 5.500%,
                   due 01/15/07                                    $ 10,828,639
                                                                   ------------
                  Computers: 7.77%
 12,574,000   #@@ ASM Lithography Holding NV, 4.250%,
                   due 11/30/04                                      11,945,300
 18,126,000       Hewlett-Packard Co., 0.010%, due 10/14/17           9,703,074
    450,000       Veritas Software Corp., 5.250%, due 11/01/04        4,126,500
  2,729,000       Veritas Software Corp., 1.856%, due 08/13/06        6,805,444
                                                                   ------------
                                                                     32,580,318
                                                                   ------------
                  Distribution/Wholesale: 1.13%
  5,000,000       Costco Wholesale Corp., 0.000%, due 08/19/17        4,759,375
                                                                   ------------
                  Electronics: 10.51%
  4,034,000       OAK Industries, Inc., 4.875%, due 03/01/08         14,340,870
  5,000,000    #  Sanmina Corp., 0.000%, due 09/12/20                 1,900,000
  2,771,000       Sanmina Corp., 4.250%, due 05/01/04                 5,077,857
  5,000,000       Solectron Corp., 0.000%, due 01/27/19               2,946,875
 35,128,000       Solectron Corp., 0.010%, due 05/08/20              19,803,410
                                                                   ------------
                                                                     44,069,012
                                                                   ------------
                  Healthcare-Services: 4.49%
  6,946,000       Universal Health Services, 0.426%,
                   due 06/23/20                                       4,862,200
 16,000,000    @  Wellpoint Health Networks, 0.000%,
                   due 07/02/19                                      13,960,000
                                                                   ------------
                                                                     18,822,200
                                                                   ------------
                  Media: 7.21%
 20,594,000       Clear Channel Communications, 1.500%,
                   due 12/01/02                                    $ 18,560,343
 12,997,000       AT&T - Liberty Media Corp., 4.000%,
                   due 11/15/29                                       8,756,729
  4,379,000       News America Holdings, 0.010%, due 03/11/13         2,922,983
                                                                   ------------
                                                                     30,240,055
                                                                   ------------
                  Oil & Gas Producers: 10.27%
  7,556,000    @  Anadarko Petroleum Corp., 0.000%, due 03/07/20      6,691,820
  2,518,000       PennzEnergy Co., 4.900%, due 08/15/08               2,410,985
  4,287,000       Diamond Offshore Drilling, 3.750%,
                   due 02/15/07                                       4,715,700
 13,235,000       Kerr-McGee Corp., 5.250%, due 02/15/10             16,692,644
 21,703,000    @  Transocean Sedco Forex, Inc., 0.000%,
                   due 05/24/20                                      12,560,611
                                                                   ------------
                                                                     43,071,760
                                                                   ------------
                  Pharmaceuticals: 8.64%
  2,883,000       Alpharma, Inc., 3.000%, due 06/01/06                4,191,161
  6,200,000       Alza Corp., 0.000%, due 07/28/20                    4,324,500
 10,269,000       Alza Corp., 0.000%, due 07/14/14                   11,398,590
  2,500,000       COR Therapeutics, Inc., 5.000%, due 03/01/07        2,995,325
  5,426,000       Elan Finance Corp. Ltd., 0.000%, due 12/14/18       3,981,328
  6,148,000    #  Roche Holdings, Inc., 0.010%, due 01/19/15          5,494,775
  3,500,000    #  Teva Pharmaceutical Finance LLC, 1.500%,
                   due 10/15/05                                       3,867,500
                                                                   ------------
                                                                     36,253,179
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
     PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Unaudited)(Continued)
--------------------------------------------------------------------------------

   Principal                                                          Market
    Amount                                                            Value
--------------------------------------------------------------------------------

                  Semiconductors: 7.34%
 12,500,000       Advanced Micro Devices, 6.000%,  due 05/15/05    $ 11,632,875
  8,466,000       Cypress Semiconductor Corp., 4.000%,
                   due 02/01/05                                       6,561,150
  8,058,000    @@ STMicroelectronics N.V., 0.010%, due 09/22/09       9,931,485
  4,000,000   #@@ STMicroelectronics N.V., 0.000%, due 11/16/10       2,665,000
                                                                   ------------
                                                                     30,790,510
                                                                   ------------
                  Software: 0.68%
  4,500,000       Nvidia Corp., 4.750%, due 10/15/07                  2,851,875
                                                                   ------------
                  Telecommunications: 11.83%
 13,000,000       Corning, Inc., 0.000%, due 11/08/15                 9,238,190
  3,712,000       Echostar Communications Corp., 4.875%,
                   due 01/01/07                                       2,860,578
  8,471,000       Juniper Networks, Inc., 4.750%, due 03/15/07        8,624,579
  7,000,000       Level 3 Communications, Inc., 6.000%,
                   due 09/15/09                                       4,961,250
 20,241,000       Nextel Communications, Inc., 5.250%,
                   due 01/15/10                                      14,750,629
  4,055,000       American Tower Corp., 5.000%, due 02/15/10          3,748,361
  8,000,000       Oni Systems Corp., 5.000%, due 10/15/05             5,430,000
                                                                   ------------
                                                                     49,613,587
                                                                   ------------
                  Total Corporate Bonds
                   (Cost $ 339,361,037)                             303,880,510
                                                                   ------------
                  Total Long-Term Investments
                   (Cost $ 435,495,772)                             405,269,656
                                                                   ------------

  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 2.86%
                  Repurchase Agreement: 2.86%
$11,999,000       State Street Bank & Trust Repurchase
                   Agreement, 5.75% due 01/02/01
                   (Collateralized by $12,000,000 U.S.
                   Treasury Notes, 8.00% Due 11/15/21,
                   Market Value $12,243,693)                       $ 11,999,000
                                                                   ------------
                  Total Short-Term Investments
                   (Cost $11,999,000)                                11,999,000
                                                                   ------------
                  Total Investments in Securities
                   (Cost $ 447,494,772)*                   99.47%  $417,268,656
                  Other Assets and Liabilities-Net          0.53%     2,222,875
                                                          ------   ------------
                  Net Assets                              100.00%  $419,491,531
                                                          ======   ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 36,657,071
                  Gross Unrealized Depreciation                     (66,883,187)
                                                                   ------------
                         Net Unrealized Depreciation               $(30,226,116)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                               SHAREHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Funds (listed below) was held in Phoenix, Arizona on August 18,2000.

A brief description of each matter voted upon as well as the results are outlined below:

                                                                               Shares
                                                                Shares      voted against     Shares       Broker
                                                               voted for     or withheld     abstained    non-vote      Total
                                                               ---------     -----------     ---------    --------      -----
1.   To approve new Investment Management Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim"), to
     reflect the acquisition of Pilgrim by ING Groep N.V. ("ING"), with no change in the advisory fees payable to
     Pilgrim;

     Pilgrim Balanced Fund                                 5,852,446        244,621         --           --       6,097,067
     Pilgrim Bank and Thrift Fund                         17,395,838        722,384         --           --      18,118,222
     Pilgrim Convertible Fund                             14,114,046        320,397         --           --      14,434,443
     Pilgrim Government Securities Income Fund             7,930,229        550,166         --           --       8,480,395
     Pilgrim High Yield Fund                              48,691,093      1,967,797         --           --      50,658,890
     Pilgrim High Yield Fund II                           15,876,094        456,032         --           --      16,332,126
     Pilgrim LargeCap Growth Fund                         13,427,843        254,416         --           --      13,682,259
     Pilgrim LargeCap Leaders Fund                         1,934,352         45,755         --           --       1,980,107
     Pilgrim MagnaCap Fund                                16,148,978        792,273         --           --      16,941,251
     Pilgrim MidCap Growth Fund                           16,788,788        344,196         --           --      17,132,984
     Pilgrim MidCap Value Fund                             1,626,116         37,455         --           --       1,663,571
     Pilgrim Money Market Fund                            58,049,711        255,420         --           --      58,305,131
     Pilgrim SmallCap Growth Fund                         23,486,117        435,892         --           --      23,922,009
     Pilgrim Strategic Income Fund                           701,286         16,777         --           --         718,063

2.   For shareholders of Pilgrim Convertible Fund and Pilgrim LargeCap Growth Fund to approve a new Sub-Advisory
     Agreement between Pilgrim and Nicholas-Applegate Capital Management ("NACM") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fees payable to NACM.

     Pilgrim Convertible Fund                             14,115,264        319,179         --           --     14,434,443
     Pilgrim LargeCap Growth Fund                         13,429,517        252,742         --           --     13,682,259

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER

ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071


Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                               QSEMI123100-030101